UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Kustom Entertainment, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Kustom Entertainment, Inc.

1475 N Winchester St

Olathe, Kansas 66061

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on October 5, 2026

The Notice of Annual Meeting and the Proxy Statement

are available at:

https://kustoment.com/

KUSTOM ENTERTAINMENT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 5, 2026

September [__], 2026

To our Stockholders:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Kustom Entertainment, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on October 5, 2026 at 1:00 p.m., Central Time at the Company’s offices at 1475 N Winchester St, Olathe, KS 66061, for the following purpose:

1.	To elect four (4) members to the Company’s Board of Directors, each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal;

2.	To ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm;

3.	To approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of the Company’s capital stock that may be issued from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as common stock, par value $0.001 per share (the “Common Stock”), and 200,000,000 shares shall be classified as preferred stock, par value $0.001 per share;

4.	To approve, for purposes of complying with The Nasdaq Stock Market LLC (“Nasdaq”) listing rule 5635(a), the potential issuance of 20% or more of the outstanding shares of the Common Stock, pursuant to the Unit Purchase Agreement, dated as of August 31, 2026, by and among the Company, TFL, LLC (“TFL”), certain sellers, and the sellers’ representative (the “Unit Purchase Agreement”), identified in the Unit Purchase Agreement (the “Acquisition”);

5.	To approve, for the purposes of complying with Nasdaq listing rule 5635(b), the potential issuance of shares of the Common Stock in connection with the Acquisition, which would result in a “change of control” of the Company;

6.	To approve, for the purposes of complying with Nasdaq listing rule 5635(d), the potential issuance of shares of the Common Stock in connection with the Acquisition;

7.	To approve, for purposes of complying with Nasdaq listing rule 5635(b) and (d), a proposed offering (the “Proposed Offering”) of the issuance of shares of the Common Stock issuable in connection with payment of the cash portion of the purchase price for the Acquisition;

8.	To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles of Incorporation, to effect one or more reverse stock splits of the issued and outstanding Common Stock, at a ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-one hundred (1:100) (the “Reverse Stock Splits”), with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than twelve (12) months from the date the proposal is approved by the stockholders, when the authority granted in this proposal to implement the Reverse Stock Split would terminate;

9.	To approve the 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan;

10.	To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers;

11.	To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation; and

12.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Each of Proposal No. 4, Proposal No. 5, Proposal No. 6, and Proposal No. 7 is conditioned upon shareholder approval of Proposal No. 3. The foregoing proposals are more fully described in the proxy statement that is attached and made a part of this notice of Annual Meeting (the “Proxy Statement”). Only stockholders of record of shares of common stock at the close of business on August 7, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners of shares of Common Stock also must provide evidence of their holdings of such shares as of the Record Date, such as a recent brokerage account or bank statement.

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted during the Annual Meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Thank you for your ongoing support of, and continued interest in Kustom Entertainment.

Sincerely,

Stanton E. Ross
Chief Executive Officer and
Chairman of the Board

i

Increase in Authorized Shares of Common Stock	63
Effects and Purpose of the Increase in Authorized Preferred Stock	63
No Appraisal Rights	64
Effectiveness of Additional Stock Authorization	64
Potential Anti-Takeover Effect of the Proposed Additional Stock Authorization	64
Vote Required and Recommendation	64
PROPOSAL FOUR: APPROVAL OF THE ISSUANCE OF COMMON STOCK PURSUANT TO THE UNIT PURCHASE AGREEMENT, IN COMPLIANCE WITH NASDAQ RULE 5635(a)	65
Summary	65
Background	65
Effect of Issuance of Additional Shares	65
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	66
Additional Information	66
Vote Required and Recommendation	66
PROPOSAL FIVE: APPROVAL OF THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION, IN COMPLIANCE WITH NASDAQ RULE 5635(b)	67
Summary	67
Background	67
Effect of Issuance of Additional Shares	67
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	67
Vote Required and Recommendation	67
PROPOSAL SIX: APPROVAL OF THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION, IN COMPLIANCE WITH NASDAQ RULE 5635(d)	68
Summary	68
Background	68
Effect of Issuance of Additional Shares	68
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	68
Vote Required and Recommendation	68
PROPOSAL SEVEN: APPROVAL OF THE ISSUANCE OF COMMON STOCK IN A PROPOSED OFFFERING IN CONNECTION WITH THE ACQUISITION OF TFL, LLC, IN COMPLIANCE WITH NASDAQ RULE 5635(a) and (d)	69
Summary	69
Background	69
Description of the Anticipated Offering	69
Vote Required and Recommendation	69
PROPOSAL EIGHT: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL	70
Summary	70
Board Discretion to Implement the Reverse Stock Split	71
Purpose of Reverse Stock Split	71
Risks of Reverse Stock Split	72
Principal Effects of Reverse Stock Split	73
Fractional Shares	75
No Appraisal Rights	75
Certain United States Federal Income Tax Consequences	75
Accounting Consequences	76
Exchange of Stock Certificates	76
Book-Entry	76
Interests of Directors and Executive Officers	77
Reservation of Right to Abandon a Reverse Stock Split	77
Vote Required and Recommendation	77
PROPOSAL NINE: TO APPROVE THE 2026 KUSTOM ENTERTAINMENT, INC. STOCK OPTION AND RESTRICTED STOCK PLAN	78
Summary of the 2026 Stock Option and Restricted Stock Plan	78
Vote Required and Recommendation	81
PROPOSAL TEN: A NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS	82
Summary	82
Vote Required and Recommendation	82
PROPOSAL ELEVEN: A NON-BINDING ADVISORY PROPOSAL ON THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION	83
Summary	83
Vote Required and Recommendation	83
ADVANCE NOTICE PROVISION FOR STOCKHOLDER PROPOSALS AND NOMINATIONS	84
Annual Report	84
Appendix A – Unit Purchase Agreement	A-1
Appendix B – Fairness Opinion	B-1
Appendix C – Form of Amendment to Articles of Incorporation	C-1
Appendix D -The 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan	D-1
Proxy Card

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

ii

KUSTOM ENTERTAINMENT, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Kustom Entertainment, Inc., a Nevada corporation, (referred to in this proxy statement as “Kustom Entertainment,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 5, 2026 at 1:00 p.m., Central Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our corporate facility, located at 1475 N Winchester St, Olathe, KS 66061. The telephone number at that location is (913) 456-5878.

Voting materials, which include this proxy statement (the “Proxy Statement”) and the enclosed proxy card, will be first mailed to stockholders on or about September 18, 2026.

Stanton E. Ross, our Chairman of the Board and Chief Executive Officer, and Thomas J. Heckman, our Chief Financial Officer, Secretary and Treasurer, are named as attorneys-in-fact in the proxy. Mr. Ross and Mr. Heckman will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below. Where a vote has been specified in the proxy with respect to the matters identified in the notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board of Directors on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon the proposals to (i) elect four directors (“Proposal No. 1”), (ii) ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm (“Proposal No. 2”), (iii) to approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of the Company’s capital stock that may be issued from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as common stock, par value $0.001 per share (the “Common Stock”), and 200,000,000 shall be classified as preferred stock, par value $0.001 per share (“Proposal No. 3”), (iv) to approve the issuance of shares of Common Stock pursuant to the Unit Purchase Agreement, dated as of August 31, 2026, by and among the Company, TFL, LLC (“TFL”), The Rouen Trust Dated October 5, 2010, Daniel P. Rouen Irrevocable Trust dated December 16, 2024, The Shefali S. Rouen Irrevocable Trust dated November 17, 2023, Jeffrey Fromm Irrevocable Trust Dated December 26, 2012 and William M. Fromm (collectively, the “Sellers”), and Daniel P. Rouen, in his capacity as the Sellers’ Representative (the “Unit Purchase Agreement”), identified in the Unit Purchase Agreement (the “Acquisition”), in compliance with The Nasdaq Stock Market LLC (“Nasdaq”) listing rule 5635(a) (“Proposal No. 4”), (v) to approve the issuance of shares of Common Stock in connection with the Acquisition, in compliance with Nasdaq listing rule 5635(b) (“Proposal No. 5”) (vi) to approve the issuance of shares of Common Stock in connection with the Acquisition, in compliance with Nasdaq listing rule 5635(d) (“Proposal No. 6”), (vii) to approve, for purposes of complying with Nasdaq listing rule 5635(b) and (d), a Proposed Offering of the issuance of shares of our common stock issuable in connection with payment of the cash portion of the purchase price for the Acquisition (“Proposal 7”), (viii) to approve a proposal to authorized the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles of Incorporation, to effect one or more Reverse Stock Splits of the issued and outstanding Common Stock, at a ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-one hundred (1:100), with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than twelve (12) months from the date the proposal is approved by the stockholders, when the authority granted in this proposal to implement the Reverse Stock Split would terminate (“Proposal No. 8”), (ix) to approve the 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan (“Proposal No. 9”), (x) to approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (“Proposal No. 10”), (xi) to approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation (“Proposal No. 11”), (and (xii) to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof (“Proposal No. 12”).

1

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on August 7, 2026, as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 6,506,860 shares of the Common Stock were issued and outstanding, all of which are voting stock. Each share of Common Stock is entitled to one vote.

Voting

Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. There are no cumulative voting rights.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Nevada Agency and Transfer Company (“NATCO”), you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Annual Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Please refer to the instructions below.

2

Record Holder

If you are a stockholder of record who owns shares directly in your name, you may vote your shares in one of the following ways:

By telephone. You may vote your shares by calling 1-800-690-6903.

Over the Internet. Go to www.proxyvote.com. You will need to have your Control Number available when you access the website. Your Control Number is on the notice or proxy card that you received in the mail.

By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Annual Meeting.

During the Annual Meeting. You may vote your shares during the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

If you vote by telephone or via the Internet at www.proxyvote.com, you must vote no later than 11:59 p.m. ET on October 4, 2026. You do not need to return a proxy card by mail. Voting electronically or by telephone is convenient, reduces the use of natural resources and saves significant postage and processing costs. Your vote is also recorded immediately and there is no risk that postal delays could cause your vote to arrive late and therefore not be counted.

Beneficial Owner (Holding Shares in Street Name)

If you are a beneficial owner who owns shares indirectly through a bank, broker or other nominee, you should follow the instructions in the notice or voting instructions that you receive from the broker or other nominee holding your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you provide a legal proxy from your broker or nominee giving you the right to vote the shares.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.

3

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Annual Meeting. Our Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of thirty-three and one-third percent (33 1/3%) of stock issued and outstanding and entitled to vote at such meeting shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Annual Meeting may adjourn the Annual Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters.

Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?

The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:

Proposal No. 1, “To elect four (4) members to the Company’s Board of Directors, each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal”

Proposal No. 4, “To approve, for purposes of complying with Nasdaq listing rule 5635(a), the potential issuance of 20% or more of the outstanding shares of the Common Stock, pursuant to the Unit Purchase Agreement”

Proposal No. 5, “To approve, for the purposes of complying with Nasdaq listing rule 5635(b), the potential issuance of shares of the Common Stock in connection with the Acquisition, which would result in a “change of control” of the Company”

Proposal No. 6, “To approve, for the purposes of complying with Nasdaq listing rule 5635(d), the potential issuance of shares of the Common Stock in connection with the Acquisition”

Proposal No. 7, “To approve, for purposes of complying with Nasdaq listing rule 5635(b) and (d), a Proposed Offering of the issuance of shares of our common stock issuable in connection with payment of the cash portion of the purchase price for the Acquisition”

Proposal No. 9, “To approve the 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan”

Proposal No. 10, “To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers”

Proposal No. 11, “To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation”

Proposal No. 12, “To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof”

The following Proposals are “routine” and thus a broker discretionary vote is allowed:

Proposal No. 2, “To ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm”

Proposal No. 3, “To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock that may be issued from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as Common Stock and 200,000,000 shares shall be classified as Preferred Stock”

Proposal No. 8, “To approve a proposal to authorized the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles of Incorporation, to effect one or more Reverse Stock Splits of the issued and outstanding Common Stock, at a ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-one hundred (1:100), with such Reverse Stock Splits to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than twelve (12) months from the date the proposal is approved by the stockholders, when the authority granted in this proposal to implement the Reverse Stock Split would terminate”

4

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Annual Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed
1.	To elect four (4) members to the Company’s Board of Directors, each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal	The candidates receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.	No

2.	Ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	Yes

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock that may be issued from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as Common Stock and 200,000,000 shares shall be classified as Preferred Stock	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date.	No

4.	To approve, for purposes of complying with Nasdaq listing rule 5635(a), the potential issuance of 20% or more of the outstanding shares of the Common Stock, pursuant to the Unit Purchase Agreement	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

5.	To approve, for the purposes of complying with Nasdaq listing rule 5635(b), the potential issuance of shares in connection with the Acquisition, which would result in a “change of control” of the Company	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

6.	To approve, for the purposes of complying with Nasdaq listing rule 5635(d), the potential issuance of shares in connection with the Acquisition	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

7.	To approve, for purposes of complying with Nasdaq listing rule 5635(b) and (d), a Proposed Offering of the issuance of shares of our common stock issuable in connection with payment of the cash portion of the purchase price for the Acquisition of TFL, LLC	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

5

8.	To approve a proposal to authorized the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles of Incorporation, to effect one or more Reverse Stock Splits of the issued and outstanding Common Stock, at a ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-one hundred (1:100), with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than twelve (12) months from the date the proposal is approved by the stockholders, when the authority granted in this proposal to implement the Reverse Stock Split would terminate	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	Yes

9.	Approve the 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

10.	Approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

11.	Approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation	The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote.	No

How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding.

What Are the Voting Procedures?

In voting by proxy on the proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page 2.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including on the day of the Annual Meeting by giving written notice to the Corporate Secretary of Kustom Entertainment, Inc. or by voting in person at the Annual Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Kustom Entertainment, Inc., 1475 N Winchester St, Olathe, KS 66061, telephone (913) 456-5878, Attention: Corporate Secretary.

6

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What is “Householding” and How Does It Affect Me?

Record holders who have the same address and last name will receive only one copy of the Annual Meeting materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the Annual Meeting materials, or if you hold Kustom Entertainment stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, NATCO, in writing: Ms. Tiffany Baxter, NATCO, 50 West Liberty Street, Suite 880, Reno NV 89501; or by telephone: (775) 322-0626; or by facsimile: (775) 322-5623.

If you participate in householding and wish to receive a separate copy of the Annual Meeting materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact NATCO as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Kustom Entertainment’s stockholders with any of the proposals described above to be brought before the Annual Meeting.

Stockholder List

The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 1475 N Winchester St, Olathe, KS 66061, beginning September 18, 2026, which is at least ten (10) business days prior to the date of the Annual Meeting and the stockholder list will be available at the Annual Meeting.

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Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the four nominees to the Board of Directors;

●	FOR the ratification of the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm;
●

FOR the approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock that may be issued from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as Common Stock and 200,000,000 shares shall be classified as Preferred Stock;

●	FOR the approval to issue shares of Common Stock pursuant to the Unit Purchase Agreement, in compliance with Nasdaq listing rule 5635(a);

●	FOR the approval to issue shares of Common Stock in connection with the Acquisition, in compliance with Nasdaq listing rule 5635(b);
●	FOR the approval to issue shares of Common Stock in connection with the Acquisition, in compliance with Nasdaq listing rule 5635(d);

●	FOR the approval to issue shares of our Common Stock in a Proposed Offering issuable in connection with payment of the cash portion of the purchase price for the Acquisition of TFL, LLC, in compliance with Nasdaq listing rule 5635(b) and (d);

●	FOR the authorization of the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles of Incorporation, to effect one or more Reverse Stock Splits of the issued and outstanding Common Stock, at a ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-one hundred (1:100), with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than twelve (12) months from the date the proposal is approved by the stockholders, when the authority granted in this proposal to implement the Reverse Stock Split would terminate;

●	FOR the approval of the 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan; and

●	FOR the approval of a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers.
●	FOR the advisory vote to approve the compensation of our executive officers every 3 years.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Annual Meeting.

Deadline for Receipt of Rule 14a-8 Stockholder Proposals for 2027 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the SEC and our Bylaws. Stockholders wishing to present a proposal to be eligible for inclusion in the Proxy Statement and form of proxy relating to our 2027 annual meeting of stockholders must submit such proposal to us by May 24, 2027, which is the 120th calendar day prior to the one-year anniversary date on which this Proxy Statement is expected to be first mailed to stockholders in connection with our 2027 Annual Meeting, or, if our 2027 Annual Meeting is changed by more than thirty (30) days from the anniversary date of our 2027 annual meeting, then a reasonable time before the Company begins to print and mail its proxy materials in connection with the 2027 Annual Meeting of stockholders. Any such proposals should be in compliance with our Bylaws and should be submitted to Kustom Entertainment, Inc., 1475 N Winchester St, Olathe, KS 66061, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Annual Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 5, 2026:

Copies of our notice of Annual Meeting, Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2026 Annual Report”) are available online at https://kustoment.com/.

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SUMMARY TERM SHEET

This Summary Term Sheet provides an overview of material information regarding the proposed Acquisition and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the Unit Purchase Agreement attached as Appendix A, for a more complete understanding of the Acquisition and related matters.

●	On August 31, 2026, the Company, entered into the Unit Purchase Agreement with TFL, certain trusts and an individual (collectively, the “Sellers”) and the sellers’ representative (the “Sellers’ Representative”), identified in the Unit Purchase Agreement. Pursuant to the Unit Purchase Agreement, the Company has agreed to acquire all of the outstanding equity interests of TFL.

●	The aggregate purchase price for the Acquisition is approximately $112.0 million, consisting of (i) $89.6 million in cash and (ii) $22.4 million in shares of the Common Stock. The number of shares of Common Stock issuable at closing will be determined by dividing the stock consideration amount by a per-share price equal to the average volume weighted average trading price of the Common Stock for the ten consecutive trading days ending immediately prior to the closing date.

●

The Company will hold back a portion of the purchase price, which holdback amount shall consist of shares of restricted Common Stock having an aggregate value of $11.2 million (the “Holdback Shares”). The Holdback Shares will be issued upon achievement of a specified target EBITDA for the period beginning on the closing date and through calendar year 2027.

●	The Unit Purchase Agreement provides for a purchase price adjustment based primarily on TFL’s closing net debt and transaction expenses. The Company has also agreed to repay, at closing, up to $35.0 million of TFL’s outstanding indebtedness, which repayment will not result in any adjustment to the purchase price. In connection therewith, $500,000 of the purchase price will be deposited into a purchase price adjustment escrow and $1.0 million will be deposited into an indemnification escrow to secure certain obligations of the Sellers.

●	The Unit Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions that are subject to certain limitations, including, without limitation, certain third-party consents and agreements. Furthermore, pursuant to the terms of the Unit Purchase Agreement, effective at the closing, the Company has also agreed to appoint one (1) new member to its Board, nominated by the Sellers. For more information about the Unit Purchase Agreement, please see the section entitled “The Acquisition”.

●	Pursuant to the Unit Purchase Agreement, the Company shall enter into employment agreements with certain key employees, mutually agreed to and signed by the Company and each key employee as of or prior to the closing. For more information about the employment agreements, please see the section entitled “The Acquisition”.

●	The Unit Purchase Agreement may be terminated at any time prior to the consummation of the Acquisition upon agreement of the parties thereto. Any party can also terminate the Unit Purchase Agreement after October 15, 2026 (the “Outside Date”), subject to a one-time extension by a party by delivery of a written notice to the other party in accordance with the Unit Purchase Agreement if the closing shall not have been consummated on or prior to the Outside Date. For more information about the termination rights under the Unit Purchase Agreement, please see the section entitled “The Acquisition”.

●	Our Board considered various factors in determining whether to approve the Unit Purchase Agreement and the transactions contemplated thereby, including the potential to improve our business prospects in the ticketing and entertainment industry. For more information about the Board’s reasons for approving the Acquisition, see the section entitled “The Acquisition”.

●	The proposed Acquisition involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors” beginning on page 10 of this Proxy Statement.

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RISK FACTORS

You should carefully consider and evaluate all of the information contained in this Proxy Statement in evaluating the proposals to be voted on at the Annual Meeting. In particular, you should carefully consider and evaluate the risks and uncertainties described under the heading “Risk Factors” in this Proxy Statement. Stockholders are further advised that the risks described below may not be the only risks we face. Additional risks that we do not yet know of, or that we currently think are immaterial, may also negatively impact our business operations or financial results. Any of the risks and uncertainties set forth in this Proxy Statement could materially and adversely affect our business, results of operations and financial condition, which in turn could materially and adversely affect the value of our securities.

Risks Related to TFL’s Business and Industry

TFL’s business depends on consumer demand for live entertainment and related ticketing services, and changes in consumer preferences, discretionary spending, or entertainment consumption patterns could materially adversely affect its business, financial condition, results of operations, and prospects.

Demand for tickets to concerts, sporting events, theater, festivals, and other live entertainment experiences is affected by changing consumer tastes, the popularity and availability of particular artists, teams, events, venues, and entertainment formats, and consumers’ willingness to spend discretionary income on live events. Consumer preferences may shift away from the types of events available through TFL’s platform or from live entertainment generally, including toward streaming, gaming, travel, dining, or other forms of leisure and entertainment. Demand also may be adversely affected by unfavorable economic conditions, inflation, higher interest rates, fuel costs, reduced consumer confidence, unemployment, higher travel or lodging costs, public-health concerns, weather events, safety or security incidents, and other factors that reduce discretionary spending or consumers’ willingness or ability to attend events.

The supply, pricing, and desirability of tickets available through TFL’s platform may fluctuate significantly based on event schedules, the success of individual events, artist or team performance, venue capacity, cancellations, postponements, and changes in primary-market pricing or distribution practices. If consumers perceive ticket prices, fees, or other costs of attending events to be too high, or if demand for particular events declines, transaction volume and the average value of transactions on TFL’s platform may decrease. Event cancellations, postponements, relocations, or material changes to event lineups also may result in refund obligations, increased customer-service costs, disputes with buyers or sellers, and reputational harm.

TFL may not be able to accurately predict or respond promptly to changes in consumer behavior or entertainment trends. A sustained reduction in consumer demand for live entertainment, or a shift in demand away from the events or ticket categories available through TFL’s platform, could reduce ticket supply, buyer activity, transaction volume, revenue, and profitability and could materially adversely affect its business, financial condition, results of operations, and cash flows.

Changes in laws, regulations, regulatory interpretations, or enforcement priorities affecting the secondary ticket market could materially adversely affect TFL’s business, financial condition, results of operations, and prospects.

The secondary ticket market is subject to a complex and evolving regulatory environment. Federal, state, local, and foreign governments and regulatory authorities have adopted, and may in the future adopt or more actively enforce, laws and regulations affecting ticket resale, ticket-price disclosures, fees, speculative ticketing, automated ticket-purchasing software, transferability restrictions, consumer refunds, advertising and marketing practices, data privacy, anti-fraud measures, tax collection and reporting, and the operation of online marketplaces. These requirements vary across jurisdictions, may change rapidly, and may be interpreted or applied inconsistently. The secondary ticket market industry has also received significant negative media attention resulting in additional public awareness to these regulations.

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New or expanded regulation could restrict or prohibit aspects of TFL’s business model, including the prices at which tickets may be resold, the fees that may be charged or how they must be disclosed, the types of tickets that may be listed or transferred, the information TFL must collect or provide to users, or the processes TFL uses to authenticate tickets, verify sellers, process payments, and handle cancellations and refunds. Regulatory actions or private litigation also could result in fines, penalties, restitution, injunctions, license restrictions, required changes to TFL’s platform or business practices, increased compliance and legal costs, reputational harm, or limitations on its ability to operate in particular jurisdictions.

In addition, ticket issuers, venues, sports leagues, artists, promoters, and primary ticketing platforms may support or implement policies, contractual restrictions, or technologies intended to limit ticket transferability or secondary-market activity. Although the enforceability of these measures may vary by jurisdiction, they could reduce the supply of tickets available through TFL’s platform, increase disputes with users or commercial counterparties, impair the reliability or timeliness of ticket delivery, and reduce consumer demand.

TFL may be unable to anticipate, comply with, or adapt operations to all applicable requirements in a timely or cost-effective manner. Any failure, or perceived failure, to comply with applicable laws or regulatory expectations could materially adversely affect TFL’s business, financial condition, results of operations, and cash flows.

TFL’s use of open-source software could subject it to licensing obligations, security vulnerabilities, intellectual-property claims, and other risks that could materially adversely affect its business, financial condition, results of operations, and prospects.

TFL uses, and expects to continue using, open-source software in its platform, products, services, internal systems, and development processes. Open-source software is generally made available under licenses that may impose obligations or restrictions on its use, modification, and distribution. Certain open-source licenses may require that software incorporating, linking to, or distributed with the applicable open-source software be made available in source-code form, be licensed under the same or compatible license terms, include specified notices, or otherwise be made available without charge.

TFL may inadvertently use open-source software in a manner that does not comply with applicable license terms, or TFL may be unable to determine with certainty the applicable licensing requirements for all open-source components used in its systems. If TFL fails to comply with an applicable open-source license, it could be required to disclose or license source code that it considers proprietary, cease using the affected software, re-engineer or replace the affected component, obtain a commercial license, or take other remedial measures. These outcomes could delay product development or deployment, disrupt TFL’s sales and services, increase costs, impair TFL’s ability to protect its intellectual property, and adversely affect its competitive position.

Open-source software also may contain security vulnerabilities, defects, or malicious code that may be identified only after deployment. Because the source code for open-source software is broadly available, vulnerabilities may be discovered and exploited by malicious actors. Although TFL maintains processes intended to identify, assess, and remediate material vulnerabilities, those processes may not identify all open-source components or vulnerabilities on a timely basis, and patches or updates may not be available, effective, or compatible with our systems. A vulnerability or defect in open-source software could result in a security incident, unauthorized access to or disclosure of data, service interruption, operational disruption, regulatory inquiry, litigation, reputational harm, or financial loss.

In addition, contributors to open-source projects may not provide warranties, indemnification, maintenance, or other protections customarily available from commercial software vendors. Third parties may also assert that open-source software used by TFL infringes, misappropriates, or otherwise violates their intellectual-property rights. Any such claims, whether or not meritorious, could require TFL to incur substantial legal and technical costs, modify or replace affected software, or pay damages or settlement amounts. Any of these events could materially adversely affect TFL’s business, financial condition, results of operations, and cash flows.

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The success of TFL’s business and operations depends on the integrity of its, and other third party, computer and communications systems and infrastructure, and any failure, interruption, degradation, or inability to scale these systems could disrupt TFL’s operations, harm the user experience, and materially adversely affect its business, financial condition, results of operations, and prospects.

TFL’s business depends on the reliable, secure, and continuous operation of its websites, mobile application, ticketing platform, payment-processing capabilities, databases, cloud-based infrastructure, third-party software, and other information-technology systems. These systems are complex and may contain undetected errors, defects, vulnerabilities, or design limitations. They may also experience outages, latency, capacity constraints, data-processing failures, or other performance issues caused by software bugs, configuration errors, failed updates or releases, inadequate testing, third-party service-provider failures, telecommunications disruptions, power outages, hardware failures, cyber incidents, ransomware, phishing, malware, denial-of-service attacks, unauthorized access, natural disasters, or other events outside of its control.

Demand for TFL’s platform (including Tickets for Less) may increase substantially during high-profile events, initial ticket release, event cancellations, or other periods of elevated activity. If TFL or any third party provider’s systems cannot efficiently process increased traffic, transactions, payments, ticket listings, transfers, or customer-service requests, users may be unable to access TFL’s platform or complete transactions. Any actual or perceived unavailability, delay, error, or degradation in the performance of its systems may result in lost transactions and revenue, refund obligations, increased customer-support costs, contractual disputes, regulatory scrutiny, reputational harm, and loss of users, sellers, and business partners.

TFL must continually maintain, enhance, and update its systems to support operations, comply with evolving legal and industry requirements, address security vulnerabilities, and meet user expectations. These efforts are costly, may be time-consuming, and may not be successful. Changes to TFL’s systems, including migrations, integrations, upgrades, and the deployment of new features, may introduce new defects, security vulnerabilities, or operational disruptions.

In addition, TFL relies on third-party providers for certain critical infrastructure, software, data, payment, communications, and other services. TFL has limited control over their systems and may be unable to replace a provider promptly or on commercially reasonable terms if its services become unavailable, degraded, or discontinued. A material failure, interruption, or degradation of TFL’s software, computer, storage, or networking systems, or TFL’s inability to scale and improve those systems as TFL’s business evolves, could materially adversely affect TFL’s business, financial condition, results of operations, and cash flows.

TFL may be unable to obtain additional capital when needed, on acceptable terms, or at all, which could materially adversely affect its business, financial condition, results of operations, and prospects.

TFL’s operations and growth plans may require additional capital to fund working-capital needs, capital expenditures, product development, strategic initiatives, debt-service obligations, and other operating expenses. Its ability to obtain financing depends on numerous factors, many of which are beyond its control, including general economic and capital-market conditions, interest rates, inflation, its operating performance and financial condition, and additional regulatory factors related to the secondary ticketing industry.

TFL cannot assure you that debt, equity, or other financing will be available when needed, in sufficient amounts, or on terms acceptable to it. If debt financing is obtained, TFL may incur significant interest expense, be required to grant liens on its assets, and become subject to restrictive covenants that limit its ability to operate its business, incur additional indebtedness, make investments, pay dividends, or pursue strategic transactions. Market conditions or TFL’s financial condition may also prevent us from refinancing and such indebtedness as it becomes due or result in financing on unfavorable terms.

If TFL cannot obtain sufficient capital on a timely basis, it may be required to delay, reduce, or eliminate planned expenditures, investments, acquisitions, marketing strategies, and further software product development; sell assets on unfavorable terms; restructure its operations; or significantly curtail or discontinue some or all of its business. Any of these outcomes could materially adversely affect TFL’s business, financial condition, results of operations, cash flows, and the value of its enterprise.

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Risks Related to the Acquisition

We will be subject to certain uncertainties while the Acquisition is pending, which could adversely affect our business.

Uncertainty about the effect of the Acquisition on employees and those that do business with us or invest in our securities may have an adverse effect on the Company or the trading price of our Common Stock. These uncertainties may impair our ability to attract, retain and motivate key personnel until the Acquisition is completed and for a period of time thereafter, and could cause those that transact with us to seek to change their existing business relationships with us. During the pendency of the Acquisition, management and other personnel will be required to dedicate time and attention to execution of the Acquisition, which may partially divert their attention from the Company’s business. The Company will also incur significant transaction expenses regardless of whether the Acquisition is consummated or beneficial, and such expenses may be more than anticipated, particularly if the Acquisition is not completed on the expected timeline.

We may be subject to lawsuits relating to the Acquisition, which could adversely affect our business, financial condition and operating results.

Lawsuits may be filed challenging the Acquisition, which could prevent the Acquisition from being completed, or could result in a material delay in, or the abandonment of, the Acquisition. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Acquisition, then that injunction may delay or prevent the Acquisition from being completed, which may adversely affect our business, financial position and results of operations.

The termination of the Unit Purchase Agreement could negatively impact our business.

The Unit Purchase Agreement is subject to a number of conditions that must be satisfied or waived, including the approval by the Company’s shareholders of Proposal No. 7, in each case prior to the completion of the Acquisition. These conditions to the consummation of the Unit Purchase Agreement, some of which are beyond the control of the Company, may not be satisfied or waived in a timely manner if at all, and, accordingly, the Acquisition may be delayed or may not be completed. The Unit Purchase Agreement may also be terminated under certain circumstances. If the Acquisition is not completed for any reason, the Company’s ongoing businesses and financial results may be adversely affected.

The Acquisition may be completed even though material adverse changes subsequent to the announcement of the Acquisition, such as industry-wide changes or other events, may occur.

In general, the parties to the Acquisition can refuse to complete the Acquisition if there is a material adverse change affecting the other party. However, some types of changes do not permit the Company to refuse to complete the Acquisition, even if such changes would have a material adverse effect on any of the parties involved in the Acquisition. For example, if there are changes in economic conditions, financial, credit or securities markets in general or the industries and markets in which the acquired assets are used, the Company would not have the right to refuse to complete the Acquisition. If adverse changes occur that affect the transferred assets but the parties are still required to complete the Acquisition, the Company’s share price, business and financial results after the completion of the Acquisition may suffer.

Subsequent to the consummation of the Acquisition, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on TFL, we cannot assure you that this diligence revealed all material issues that may be present in TFL’s assets, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and TFL’s control will not arise. As a result, we may be forced to later write down or write off transferred assets or incur impairment or other charges that could result in losses after closing of the Acquisition. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause the Company to be unable to obtain future financing on favorable terms or at all.

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The unaudited pro forma financial information included in this Proxy Statement may not be indicative of what our actual financial position or operational results would have been.

The unaudited pro forma financial information included in this Proxy Statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Acquisition been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more information.

We will have limited protection in the event that any of the representations and warranties made by TFL or the Sellers in the Unit Purchase Agreement ultimately proves to be inaccurate or incorrect.

The Company will have limited protection if any representation or warranty made by TFL or the Sellers in the Unit Purchase Agreement proves to be inaccurate or incorrect and such representations and warranties shall only survive for fifteen (15) months following the Closing. Accordingly, to the extent such representations or warranties are incorrect, the Company would have limited or no indemnification claims with respect thereto, may not recover any damages it may have suffered and may not have sufficient cash on hand or other resources to seek to pursue an alternative strategic transaction or avoid the dissolution and liquidation of the Company in the event that the Acquisition does not close.

We may waive one or more of the conditions to the Acquisition.

We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Acquisition, to the extent permitted by our Articles of Incorporation and applicable laws. For example, it is a condition of our obligation to close the Acquisition that TFL’s representations and warranties are true and correct in all respects as of the closing date. However, if the Board determines that it is in the stockholders’ best interest to waive any such breach, then the Board may elect to waive that condition and complete the Acquisition.

A market for our Common Stock may not continue, which would adversely affect the liquidity and price of our Common Stock.

Following the Acquisition the market price of our Common Stock may fluctuate significantly due to the market’s reaction to the Acquisition and general market and economic conditions. An active trading market for our Common Stock following the Acquisition may never develop or, if developed, it may not be sustained. In addition, the market price of our Common Stock after the Acquisition can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our Common Stock becomes delisted from Nasdaq for any reason and is relegated to the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our Common Stock will be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your shares of Common Stock unless a market for our Common Stock can be established or sustained.

The Company will incur significant transaction-related costs in connection with the Acquisition.

The Company expects to incur significant nonrecurring costs associated with the Acquisition before, at, and after closing the Acquisition. The Company will also incur transaction fees and costs related to formulating and implementing post- Acquisition plans.

If the Acquisition’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

If the benefits of the Acquisition do not meet the expectations of investors or securities analysts, the market price of our Common Stock prior and subsequent to the completion of the Acquisition may decline. The market values of our securities at the time of the Acquisition may vary significantly from their prices on the date the Unit Purchase Agreement was executed, the date of this Proxy Statement, or the date on which our stockholders vote on the Proposal No. 7.

In addition, following the Acquisition, fluctuations in the price of our Common Stock could contribute to the loss of all or part of your investment. If an active market for our Common Stock develops and continues, the trading price of our Common Stock following the Acquisition could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control.

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THE ACQUISITION

Overview

On August 31, 2026, the Company entered into the Unit Purchase Agreement with TFL, the Sellers, and the Sellers’ Representative. Pursuant to the Unit Purchase Agreement and subject to the terms and conditions set forth therein, the Company has agreed to acquire all of the outstanding equity interests of TFL.

The aggregate purchase price for the Acquisition is approximately $112.0 million, consisting of (i) approximately $89.6 million in cash, subject to certain adjustments, and (ii) approximately $22.4 million in shares of the Common Stock, including shares that may become issuable following the closing. The number of shares of Common Stock issuable at closing will be determined by dividing the stock consideration amount by a per-share price equal to the volume weighted average trading price of the Common Stock for the ten consecutive trading days ending immediately prior to the closing date.

The Company will hold back a portion of the purchase price, which holdback amount shall consist of shares of restricted Common Stock having an aggregate value of $11.2 million (the “Holdback Shares”). The Holdback Shares will be issued upon achievement of a specified target EBITDA for the period beginning on the closing date and through calendar year 2027.

The Unit Purchase Agreement provides for a purchase price adjustment based primarily on TFL’s closing net debt and transaction expenses. The Company has also agreed to repay, at closing, up to $35.0 million of TFL’s outstanding indebtedness, which repayment will not result in any adjustment to the purchase price. In connection therewith, $500,000 of the purchase price will be deposited into a purchase price adjustment escrow and $1.0 million will be deposited into an indemnification escrow to secure certain obligations of the Sellers.

Reasons for the Acquisition

In evaluating the Acquisition and recommending that the Company’s stockholders vote in favor of approval of Proposals No. 4, 5, 6 and 7, the Board, in consultation with the Company’s senior management, outside legal counsel and financial advisors, considered numerous positive factors relating to the Unit Purchase Agreement, the Acquisition and the other transactions contemplated thereby including the following material factors:

●	Company’s inability to generate sufficient revenues or raise needed capital to sustain its current business and operations;
●	prospect for growth in the acquired business;
●	the extensive processes conducted by the Company and its financial advisers prior to entering into the Unit Purchase Agreement;
●	the terms and conditions of the Unit Purchase Agreement and related transaction documents; and,
●	the fact that the Board received and considered the fairness opinion of Roth.

In the course of reaching the determinations and decisions and making the recommendation described above, the Board, in consultation with the Company’s senior management, outside legal counsel and financial advisors, considered the risks and potentially negative factors relating to the Unit Purchase Agreement, the Acquisition and the other transactions contemplated thereby, including the following material factors:

●	The possibility that the completion of the Acquisition may be delayed or not occur at all, and the likelihood that the dissolution and liquidation of the Company may be its only viable alternative and the adverse impact such events would have on the value of the Common Stock to our stockholders.
●	Our Board’s belief that the potential benefits of the Acquisition and the other transactions contemplated by the Unit Purchase Agreement, including the Acquisition, outweighed the risks and uncertainties of the Acquisition.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive but is a summary only of the material factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the Acquisition, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.

Background of the Acquisition

The following chronology summarizes key meetings and events that led to the signing of the Unit Purchase Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, the Company’s financial advisors, legal advisors or other representatives or any other person.

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On or about March 11, 2026, the Company and TFL participated in an initial teleconference to discuss the potential Acquisition, and interest in the opportunity.

On April 21, 2026, representatives of the Company contacted Roth Capital Partners, LLC (“Roth”) to discuss a potential engagement in connection with the Acquisition.

On May 18, 2026, management of the Company provided Roth with the Company’s standalone financial forecast on a continuing-operations basis, which management reconfirmed to Roth on August 29, 2026.

On June 19, 2026, the Term Sheet was signed by and between the Company and TFL.

On July 10, 2026, Sullivan & Worcester LLP, counsel to the Company (“Sullivan”) sent the initial draft Unit Purchase Agreement to Lewis Brisbois Bisgaard & Smith, LLP, counsel to TFL (“LBB”).

Between July 10, 2026, and August 31, 2026, Sullivan and LBB exchanged drafts and negotiated the terms of the definitive transaction agreements, including the Unit Purchase Agreement. Regular meetings by phone call and video conference took place during this period, some of which included the parties’ respective legal counsel and financial advisors. The terms negotiated between the parties, among others, included the representations and warranties of both the Company and TFL to be contained in the Unit Purchase Agreement, including with respect to the financial statements to be delivered at the signing of the Unit Purchase Agreement and intellectual property, the interim covenants to be contained in the Unit Purchase Agreement, including regarding the solicitation of alternative transactions, and the terms of the holdback payments.

On July 15, 2026, Sullivan was granted access to a virtual data room and conducted a diligence review of TFL. Between July 15, 2026 and August 31, 2026, Sullivan provided periodic updates to the Company regarding its due diligence findings.

On July 28, 2026, Sullivan and LBB conducted a meeting by phone call to discuss the revised Unit Purchase Agreement, including regarding the Company’s comments to the Unit Purchase Agreement regarding representations and warranties, TFL’s interim covenants and ancillary agreements and the conditions to closing.

On August 17, 2026, Sullivan organized a due diligence call with representatives of TFL, the Company and LBB, during which Sullivan interviewed TFL’s management regarding TFL’s business, operations, and potential legal and regulatory risks.

On August 19, 2026, Sullivan sent the initial draft lock-up agreement to LBB.

Between August 19, 2026 and August 21, 2026, Sullivan and LBB exchanged drafts and negotiated the terms of the lock-up agreement.

On August 27, 2026, management of TFL furnished Roth with the Adjusted EBITDA schedule of TFL, including the reconciliation of net income to Adjusted EBITDA for the years ending December 31, 2026, 2027 and 2028.

On August 28, 2026, the Company engaged Roth to act as its exclusive financial advisor in connection with the Acquisition and, at the request of the Board, to render an opinion to the Board as to the fairness, from a financial point of view, to the Company of the consideration payable pursuant to the Unit Purchase Agreement.

On August 31, 2026, the Board met to consider the terms of the Unit Purchase Agreement, the Acquisition, and the transactions contemplated thereby. At the meeting, representatives of Roth reviewed with the Board Roth’s financial analyses of the Acquisition and delivered Roth’s oral opinion, subsequently confirmed by delivery of a written opinion dated August 31, 2026. The issuance of the opinion was approved by an authorized internal fairness committee of Roth in accordance with its customary practice. Following the presentation from Roth, the Board approved the Unit Purchase Agreement and the Acquisition contemplated thereby and recommended that the Company stockholders consent to adopt and approve in all respects the Unit Purchase Agreement and the Acquisition contemplated thereby. Also, on August 31, 2026, the parties executed the Unit Purchase Agreement, and the Company issued a press release announcing the transaction prior to the commencement of trading on Nasdaq on September 1, 2026.

The parties have continued and expect to continue regular discussions and weekly calls regarding the timing to consummate the Acquisition and necessary preparation in connection therewith.

Closing and Effective Time of the Acquisition

We are working to complete the Acquisition as quickly as possible, and we expect to complete the Acquisition promptly after the Annual Meeting if the Proposals No. 4, 5, 6 and 7 are approved. However, the Company cannot assure you when or if the Acquisition will occur, including on or before the Outside Closing Date. The Acquisition is subject to other conditions, and it is possible that factors outside the control of both the Company and TFL could result in the Acquisition being completed at a later time, or not at all.

Dissenters’ and Appraisal Rights

The Company stockholders do not have dissenters’ or appraisal rights under the Nevada Revised Statutes (“NRS”) in connection with the Acquisition and will not be afforded such rights.

Accounting Treatment

Both the Company and TFL prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company will account for the transaction as an asset purchase under the guidance provided in ASC 805-10-55-5 through ASC 805-10-55-9. The Company concluded that the consideration transferred under the Unit Purchase Agreement would be allocated primarily to a single group of similar identifiable assets comprised of the acquired assets. See “Unaudited Pro Forma Condensed Consolidated Combined Financial Information.”

Interests of the Company’s Directors and Officers in the Acquisition

The beneficial ownership of the Common Stock is as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.” The Company expects that its directors and executive officers will vote their shares in favor of each of the proposals to be presented at the Annual Meeting.

Regulatory Approvals Required for the Acquisition

Under Nasdaq listing rule 5635(a), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s assets, if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Issuance of the Closing Stock Consideration will result in the issuance of more than 20% of our issued and outstanding shares of Common Stock immediately prior to closing in connection with the Acquisition.

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Under Nasdaq listing rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer). You should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule.

Under Nasdaq listing rule 5635(d), a listed company is required to obtain stockholder approval prior to the issuance of common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of common stock equal to 20% or more of the shares of common stock outstanding prior to such issuance where the price of the common stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

Accordingly, in order to ensure compliance with Nasdaq listing rule 5635(a), Rule 5635(b), and Rule 5635(d), we must obtain the approval of our stockholders for the issuance of the closing stock consideration in connection with the Acquisition.

Except as set forth above, the Acquisition and the transactions contemplated by the Unit Purchase Agreement are not subject to any additional federal or state regulatory requirement or approval, except for the Nasdaq’s approval of listing of the closing stock consideration.

Unit Purchase Agreement

General

On August 31, 2026, we entered into the Unit Purchase Agreement, pursuant to which, among other things and subject to the terms and conditions contained therein, the Company has agreed to acquire all of the outstanding equity interests of TFL.

Representations and Warranties

The Unit Purchase Agreement contains customary representations and warranties made by the Company. Specifically, the representations and warranties of the Company in the Unit Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by the Company, as may or may not be specifically indicated in the text of the Unit Purchase Agreement) relate to the following subject matters, among other things:

●	our valid existence;

●	our corporate power and authority to enter into the Unit Purchase Agreement, and to consummate the transactions under the Unit Purchase Agreement, which are duly authorized and binding obligations of the Company;

●	our capitalization, including the number of shares of our Common Stock and other securities outstanding;

●	required government approvals and consents;

●	disclosure of on-going or pending litigations and disputes; and

●	disclosure of all brokers or finder fees or commissions.

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The Unit Purchase Agreement also contains customary representations and warranties made by TFL. Specifically, the representations and warranties of TFL in the Unit Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by TFL, as may or may not be specifically indicated in the text of the Unit Purchase Agreement) relate to the following subject matters, among other things:

●	TFL’s valid existence;

●	TFL’s corporate power and authority to enter into the Unit Purchase Agreement, and to consummate the transactions under the Unit Purchase Agreement, which are duly authorized and binding obligations of the Company;

●	TFL’s capitalization, including the ownership and outstanding equity interests of TFL;

●	compliance of TFL’s business and operations with applicable laws and orders;

●	required government approvals and consents;

●	disclosure of on-going or pending litigations and disputes;

●	intellectual property;

●	liabilities;

●	employment matters and benefit plans;

●	tax matters; and

●	disclosure of all brokers or finder fees or commissions.

The representations and warranties contained in the Unit Purchase Agreement (as well as the covenants described herein and set forth in the Unit Purchase Agreement) were made solely for purposes of the Unit Purchase Agreement and solely for the benefit of the parties to the Unit Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Unit Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the Unit Purchase Agreement and will update such disclosures as required by federal securities laws.

Covenants and Agreements

TFL has agreed to carry on its business in the ordinary course and in substantially in the manner as currently conducted, and has further agreed to, among other things, use commercially reasonable efforts to:

●	operate and conduct the business in the ordinary course of business and in the same manner as such operations have been conducted prior to the date of the Unit Purchase Agreement;

●	(A) preserve intact its current business organization, (B) keep available the services of the business employees, (C) maintain its relations and good will with all suppliers, customers, landlords, creditors, licensors, licensees, employees, independent contractors and other persons having business relationships with TFL, and (D) promptly repair, restore or replace any transferred assets that are destroyed or damaged; and

●	comply with all material legal requirements and contractual liabilities applicable to the operation of the business and pay all applicable taxes with respect thereto when due and payable.

TFL has further agreed to, among other things, without the prior written approval of the Company, not take any of the following actions with respect to the transferred assets:

●	except for sales or transfers of TFL’s products in the ordinary course of business, sell or otherwise transfer, or agree, commit or offer (in writing or otherwise) to sell or otherwise transfer any interest in the transferred assets or any interest in or right relating to any such interest;

●	permit, or agree, commit or offer (in writing or otherwise) to permit, any interest in the transferred assets to become subject, directly or indirectly, to any lien (other than permitted liens);

●	except for sales or transfers of TFL’s products in the ordinary course of business, transfer, sell, lease, license or otherwise convey or dispose of any of the transferred assets;

●	effect or become a party to any transaction in respect of an Acquisition Proposal (as defined below);

●	incur, assume or otherwise become subject to any liability with respect to the transferred assets, except for liabilities (of the type required to be reflected in the “liabilities” column of a balance sheet prepared in accordance with GAAP) incurred in the ordinary course of business;

●	directly or indirectly, solicit for employment, hire, employ, engage or offer employment to, or seek to induce or influence to leave employment with the Company or any of its affiliates, any key employees; or

●	engage or be involved, directly or indirectly, in any business that competes with, the business related to the acquired assets.

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The Company has agreed to, among other things, establish a record date for a meeting of the its stockholders for the purpose of seeking a stockholder approval for the Acquisition, duly convene and give notice of the stockholders regarding the meeting as promptly as practicable and mail a proxy statement to the stockholders of the Company, and hold the stockholders meeting, and use commercially reasonable efforts to solicit the stockholders approval.

The parties to the Unit Purchase Agreement have also, among other things, agreed on the following covenants:

●	unless otherwise required by law, not to issue any press release or other public announcement or comment pertaining to the transactions contemplated by Unit Purchase Agreement without the prior written approval of the other party (which approval shall not be unreasonably withheld); and

●	not, and cause their respective affiliates and their respective representatives not to, directly or indirectly, initiate, solicit or knowingly encourage or facilitate the making or submission of any other acquisition proposal (the “Acquisition Proposal”) than as set forth in the Unit Purchase Agreement.

Post-Closing Covenants

Following the closing of the Acquisition, the parties will be subject to certain continuing obligations under the Unit Purchase Agreement, including obligations relating to the payment of any contingent stock consideration, access to books and records, further assurances and cooperation in connection with the transactions contemplated by the Unit Purchase Agreement.

In addition, following the closing:

●	the parties will cooperate with each other in connection with the preparation of tax returns, tax audits, tax contests and other tax matters relating to periods ending on or before the closing date;

●	the parties will provide each other reasonable access to books, records and personnel relating to the business for legitimate business, legal, accounting and tax purposes;

●	the parties will execute and deliver such additional documents and take such additional actions as may be reasonably necessary to carry out the purposes and intent of the Unit Purchase Agreement;

●	the Sellers and the Sellers’ Representative will administer matters relating to the post-closing obligations in accordance with the terms of the Unit Purchase Agreement; and

●	the parties will continue to be bound by certain confidentiality, indemnification and other provisions that expressly survive the closing.

The foregoing description is only a summary of certain post-closing obligations contained in the Unit Purchase Agreement and is qualified in its entirety by reference to the complete text of the Unit Purchase Agreement.

Closing

The Unit Purchase Agreement provides that the closing of the Acquisition will occur no later than two business days after the satisfaction or waiver of the last of the conditions to closing set forth in Article VIII of the Unit Purchase Agreement (other than those conditions that, by their nature, are to be satisfied at the closing), unless the parties otherwise agree in writing.

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Conditions to Closing of the Acquisition

The obligations of the parties to complete the Acquisition are subject to the fulfilment or written waiver of certain closing conditions, including without limitation:

●	no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law that is in effect on the closing date that has or would have the effect of prohibiting or enjoining the Acquisition or making the transactions contemplated by the Unit Purchase Agreement illegal;

●	the Company and TFL shall have timely obtained from each governmental authority all approvals, waivers and consents, if any, necessary for consummation of, or in connection with the transactions contemplated thereby;

●

the Company’s Board shall have determined (i) the Acquisition, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company and its shareholders, and (ii) approved and declared advisable the Unit Purchase Agreement;

●	the Company shall have obtained stockholder approval to approve the Unit Purchase and issuance of the closing stock consideration;

●	the board of managers of TFL shall have authorized the execution, delivery and performance of UPA;

●	the Company shall have caused the nomination and election to its board of directors of one (1) individual designated by Sellers;

●	the Company shall have obtained financing through the consummation of a public offering in an amount sufficient, together with other immediately available funds of the Company, to enable Company to pay all amounts required to be paid by Company pursuant to the Unit Purchase Agreement

Further, the obligations of TFL to close are subject to the satisfaction on or before the closing date of the following conditions, including without limitation:

●	the representations and warranties of the Company (without giving effect to any exception or qualification of such representations and warranties that are qualified by the terms “material”, “in all material respects”, or similar words or phrases) shall be true and correct as of the date of the closing date as if made as of the closing date, in all material respects;

●	the Company shall have performed and complied in all material respects with all covenants contained in the Unit Purchase Agreement to be performed by it prior to the closing;

●	The board of managers of TFL shall have determined (i) the Acquisition, on the terms and subject to the conditions set forth herein, and (ii) approved and declared advisable the Unit Purchase Agreement; and

●	The Company shall have caused the nomination and election to its board of directors of one (1) individual designated by TFL and reasonably acceptable to the Company.

Further, the obligations of the Company to close are subject to the satisfaction on or before the closing date of the following conditions, including without limitation:

●	Subject to certain exceptions, the representations and warranties of TFL (without giving effect to any exception or qualification of such representations and warranties that are qualified by the terms “material”, “in all material respects”, or similar words or phrases) shall be true and correct as of the date of the closing date as if made as of the closing date, in all material respects;

●	TFL shall have performed and complied in all material respects with all covenants contained in the Unit Purchase Agreement and certain ancillary agreements to be performed by it prior to the closing;

●	The board of directors of the Company shall have determined (i) the Acquisition, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company and its shareholders, and (ii) approved and declared advisable the Unit Purchase Agreement;

●	the employment agreements with certain key employees, to be entered into by the Company will be in full force and effect;

●	the Company shall have received the fairness opinion from Roth in a form reasonably satisfactory to the Company.

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Termination

The Unit Purchase Agreement may be terminated:

●	by mutual written consent of the parties;

●	after the Outside Date (October 15, 2026), by any party by delivery of a written notice to the other party pursuant to the Unit Purchase Agreement if the closing shall not have been consummated on the Outside Date; provided, however, that the right to terminate the Unit Purchase Agreement shall not be available to any party whose failure to perform any of its representations, warranties, covenants or other obligations under the Unit Purchase Agreement has been the primary cause of, or otherwise primarily resulted in, the failure of the closing to occur on or prior to such date;

●	by any party, if a final, non-appealable order, decree or ruling enjoining or otherwise prohibiting consummation of the Acquisition has been issued by any governmental authority (unless such order, decree or ruling has been withdrawn, reversed or otherwise made inapplicable) or any law has been enacted that would make the Acquisition illegal;

●	by the Seller’s Representative, on behalf of TFL if (i) TFL is not in material breach of any of its representations, warranties, covenants or other obligations under the Unit Purchase Agreement that renders or would render the conditions set forth in the Unit Purchase Agreement incapable of being satisfied on the Outside Date and (ii) the Company is in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in the Unit Purchase Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty (20) business days after the giving of written notice by TFL to the Company and (y) ten (10) business days prior to the Outside Date; and

●	by the Company if (i) the Company is not in material breach of any of its representations, warranties, covenants or other obligations under the Unit Purchase Agreement that renders or would render the conditions set forth in the Unit Purchase Agreement incapable of being satisfied on the Outside Date and (ii) TFL is in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in the Unit Purchase Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty (20) business days after the giving of written notice by the Company to TFL and (y) ten (10) business days prior to the Outside Date.

Expenses

Except as otherwise expressly provided herein, whether or not the closing occurs, TFL and the Company shall each pay their respective expenses incurred in connection with the negotiation and execution of the Unit Purchase Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby.

Governing Law

All matters arising out of or relating to the Unit Purchase Agreement (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the law of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdictions other than those of the State of Nevada.

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Certain Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Unit Purchase Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof or include all of the additional agreements entered into or to be entered into pursuant to the Unit Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements. The Company’s stockholders and other interested parties are urged to read such Related Agreements in their entirety.

Lock-Up Agreement

At the closing of the Acquisition, the Sellers will enter into Lock-Up Agreements with the Company (the “Lock-Up Agreements”). Pursuant to the Lock-Up Agreements, Seller will agree that, during the period commencing at the closing and ending on the six-month anniversary of the closing (the “Restriction Period”), such Seller will not, directly or indirectly (i) offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of any shares of the Common Stock or securities convertible into, exchangeable for or exercisable for Common Stock received pursuant to the Unit Purchase Agreement; (ii) exercise any registration rights with respect to the Common Stock or request the filing of any registration statement covering the Common Stock; (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, the economic consequences of ownership of the Common Stock; or (iv) publicly announce an intention to engage in any of the foregoing transactions. Beneficial ownership will be determined in accordance with Section 13(d) of the Exchange Act.

The Lock-Up Agreements will contain customary exceptions permitting certain transfers, including transfers by gift, to immediate family members, trusts, affiliates, estate planning vehicles, beneficiaries or heirs, provided that the transferee agrees in writing to be bound by the restrictions for the remainder of the Restriction Period and specified conditions are satisfied. The Lock-Up Agreements will also permit the exercise of options and warrants, the adoption of Rule 10b5-1 trading plans that do not result in sales during the Restriction Period, and transfers to satisfy tax withholding obligations, in each case subject to the continued application of the lock-up restrictions to any securities received.

The Company’s obligation to consummate the acquisition will be conditioned upon the execution and delivery of the Lock-Up Agreements at the closing, and the Lock-Up Agreements will provide that the Company is entitled to specific performance to enforce the restrictions contained therein.

Registration Rights Agreement

At the closing of the Acquisition, the Company and the Sellers’ Representative, on behalf of the holders identified therein (the “Holders”), will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). It is anticipated the Registration Rights Agreement, the Company will agree to prepare and file with the SEC a registration statement covering the resale of all shares of the Common Stock issued to the Holders pursuant to the Unit Purchase Agreement and any additional securities that constitute “Registrable Securities” thereunder. The registration statement will be filed on Form S-3, if available, or on another appropriate form, including Form S-1, and the Company will use its best efforts to cause the registration statement to be declared effective by the SEC and to maintain its effectiveness until all Registrable Securities covered thereby have been sold or otherwise become eligible for resale without registration under Rule 144.

The Registration Rights Agreement is anticipated to require the Company to keep the registration statement current, notify the Holders of material developments affecting the registration statement, maintain the qualification of the Registrable Securities under applicable securities laws, and otherwise facilitate the resale of the Registrable Securities by the Holders. The Company will bear the expenses associated with the registration of the Registrable Securities, subject to certain limited exceptions.

The Registration Rights Agreement is also anticipated to provide for customary indemnification by the Company and the Holders with respect to liabilities arising under the Securities Act in connection with the registration and resale of the Registrable Securities. In addition, the Company will be required to pay liquidated damages to the Holders upon the occurrence of certain events, including the failure to timely file or obtain effectiveness of the required registration statement or the failure to maintain the effectiveness of the registration statement as required by the Registration Rights Agreement.

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Summary of Roth’s Financial Analysis

Opinion of Roth Capital Partners, LLC

Pursuant to an engagement letter dated August 28, 2026, the Company retained Roth Capital Partners, LLC (“Roth”) to act as its exclusive financial advisor in connection with the Acquisition and, at the request of the Board, to render an opinion to the Board as to the fairness, from a financial point of view, to the Company of the consideration payable by the Company pursuant to the Unit Purchase Agreement.

On August 31, 2026, at a meeting of the Board held to consider recommending the Acquisition, Roth delivered its oral opinion, confirmed by delivery of its written opinion to the Board, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the Transaction Consideration (as defined below) payable by the Company pursuant to the Unit Purchase Agreement was fair, from a financial point of view, to the Company. The issuance of the opinion was approved by an authorized internal fairness committee of Roth in accordance with its customary practice.

The full text of Roth’s written opinion, dated August 31, 2026, to the Board is attached to this Proxy Statement as Appendix B and is incorporated by reference herein. Stockholders are urged to read the opinion carefully and in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Roth in rendering its opinion. The Roth fairness opinion speaks only as of August 31, 2026, and is based on the information available and conditions existing as of that date. Roth has no obligation to update, revise or reaffirm its opinion based on subsequent developments, events or circumstances and expressly disclaims any responsibility to do so. The opinion addresses only the fairness, from a financial point of view, of the Transaction Consideration (as defined below) payable under the Unit Purchase Agreement and does not address the Proposed Offering, including its size, timing, pricing, structure or other terms, any compensation payable in connection therewith, or the dilutive effect of the Acquisition on the Company’s stockholders. The summary of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion.

For purposes of its opinion, Roth defined the “Transaction Consideration” as the aggregate consideration payable by the Company in respect of the acquisition of TFL pursuant to the Unit Purchase Agreement, being $147,845,000, comprising the $89,600,000 Cash Consideration, the $22,400,000 Stock Consideration, the $35,000,000 Closing Net Debt Cap for which the Company is responsible and the $845,000 gross-up payable in respect of the Section 338(h)(10) election at its cap, as such terms are defined in the Unit Purchase Agreement. The Transaction Consideration does not include, and the opinion does not address, transaction expenses or any other cost or expense of the Company in connection with the Acquisition.

Roth’s opinion was directed to the Board, in its capacity as such, in connection with its evaluation of the Acquisition. It addresses only the fairness, from a financial point of view, to the Company of the Transaction Consideration, and does not constitute a recommendation to the Board as to how it should vote or act with respect to any matter relating to the Acquisition or whether to proceed with the Acquisition, nor does Roth’s opinion or the summary of its opinion and the related analyses set forth in this Proxy Statement constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act in connection with the Acquisition or on any other matter, including any proposal relating to the Acquisition, the proposed Offering or the increase in the Company’s authorized share capital.

Matters Reviewed

In arriving at its opinion, Roth, among other things:

●	reviewed the Unit Purchase Agreement (Sellers Draft) dated August 29, 2026 and the prior draft dated August 28, 2026, together with the Schedules and Exhibits thereto made available to Roth;
●	reviewed the Term Sheet between the Company and TFL dated June 19, 2026;
●	reviewed the draft audited financial statements of TFL for the years ended December 31, 2025 and December 31, 2024, and the internal balance sheets and statements of profit and loss of TFL as of June 30, 2026 and July 31, 2026;
●	reviewed the Adjusted EBITDA schedule of TFL dated August 27, 2026 furnished to Roth by management of TFL, including the reconciliation of net income to Adjusted EBITDA for the years ending December 31, 2026, 2027 and 2028 and the monthly detail for the Calculation Period;
●	reviewed the standalone financial forecast of the Company provided to Roth on May 18, 2026 on a continuing-operations basis and reconfirmed to Roth by management of the Company on August 29, 2026;
●	conducted discussions with members of senior management of the Company and of TFL concerning the businesses, operations, historical financial results, forecasts and prospects of TFL and of the Company, and concerning the anticipated benefits of the Acquisition to the Company;
●	reviewed publicly available business and financial information relating to the Company, including its reports and registration statements filed with the SEC prior to the date of the opinion, and publicly available information relating to TFL and its industry;
●	reviewed and compared certain publicly available market valuation, trading and estimate data for certain publicly traded companies in the live event ticketing and entertainment sector that Roth deemed relevant;
●	reviewed and analyzed the financial terms, to the extent publicly available, of certain precedent transactions in the live event ticketing and entertainment sector that Roth deemed relevant;
●	performed a discounted cash flow analysis of TFL, applying both an EBITDA exit multiple terminal value and a perpetuity growth terminal value, over a range of discount rates, exit multiples and perpetuity growth rates, based on forecasts of TFL furnished to Roth by management; and
●	performed such other financial studies, analyses and investigations, and considered such other factors, as Roth deemed necessary or appropriate in its sole discretion for the purpose of reviewing the proposed Acquisition and rendering its opinion.
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Assumptions, Qualifications and Limitations

In conducting its review and arriving at its opinion, with the consent of the Board, Roth did not independently investigate or verify any of the foregoing information supplied or otherwise made available to Roth by or through management of the Company or of TFL, or any information or data obtained by it from public sources, and assumed and relied upon such information being accurate and complete in all material respects. Roth further relied upon the verbal and written assurances of senior management of the Company and of TFL that such information was accurate and complete in all material respects when furnished, and that they are not aware of any facts or circumstances that would make or render any of such information inaccurate, incomplete or misleading in any material respect.

With respect to the forecasts of TFL and of the Company furnished to Roth, including the Adjusted EBITDA schedule of TFL dated August 27, 2026, Roth assumed, with the consent of the Board, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management responsible for preparing them as to future financial performance. Roth was not engaged to assess, and did not assess, the achievability of any forecast or the assumptions on which it was based, and expresses no view as to any such forecast or assumption. Roth noted in its opinion that the Adjusted EBITDA schedule of TFL is presented on a basis that does not tie to the draft audited financial statements of TFL referred to above, and that no projected balance sheet or projected statement of cash flows of TFL was furnished to it; accordingly, and with the consent of the Board, the working capital and capital expenditure assumptions used in Roth’s discounted cash flow analysis were provided by management of the Company.

Roth did not assume any responsibility for any independent valuation or appraisal of the assets or liabilities (fixed, contingent, accrued, derivative, off-balance-sheet or otherwise) of TFL or of the Company, including any pending or threatened litigation, regulatory action or administrative investigation, and was not furnished with any such valuation or appraisal. Roth did not conduct any physical inspection of the properties, assets or facilities of TFL or of the Company, did not evaluate the solvency or creditworthiness of TFL or of the Company under any applicable law relating to bankruptcy, insolvency, fraudulent transfer or similar matters, and expresses no opinion regarding the liquidation value of any entity. Roth is not a legal, tax, accounting or regulatory advisor, and expressed no opinion as to legal, tax, accounting or regulatory matters. With the consent of the Board, Roth relied upon, without independent verification, the fact that the Board and the Company have been advised by counsel and by their accounting and tax advisers as to all legal, accounting, tax and regulatory matters with respect to the Acquisition.

Roth also assumed, with the consent of the Board, that the Acquisition would be consummated substantially in accordance with the terms of the Unit Purchase Agreement, without waiver, amendment or modification of any material term, and in compliance with all applicable law and the rules and listing requirements of Nasdaq; that the representations and warranties of each party contained in the Unit Purchase Agreement are true and correct; that each party would perform on a timely basis all covenants and agreements required to be performed by it; that all conditions to the consummation of the Acquisition would be satisfied without waiver; and that the final Unit Purchase Agreement, when signed, would conform in all material respects to the draft dated August 29, 2026 reviewed by Roth.

At the direction of the Board, and for purposes of its analyses and its opinion, Roth additionally assumed that: (a) the Target EBITDA threshold applicable to the Holdback Shares (referred to as the “Holdback” in the opinion letter attached as Appendix B) under Section 2.08(a) of the Unit Purchase Agreement, which was stated as $[●] in the draft Unit Purchase Agreement reviewed by Roth, would be documented as $20,870,747, as confirmed to Roth by management of the Company; (b) the gross-up payable pursuant to Section 7.07(e) of the Unit Purchase Agreement in respect of the Section 338(h)(10) election would be payable at its cap of $845,000; (c) the Closing Net Debt Cap would be $35,000,000 and the indebtedness of TFL outstanding at Closing would be repaid in full at Closing; (d) the proposed Offering, the consummation of which is a condition to the obligations of all parties under Section 8.01 of the Unit Purchase Agreement, would be consummated on terms sufficient to fund the cash requirements of the Company at Closing; and (e) the Company would obtain the approval of its stockholders to increase its authorized share capital, and would reserve a sufficient number of shares, as contemplated by Section 8.01 of the Unit Purchase Agreement. Roth expressed no view as to whether any of those assumptions would prove correct and stated that, to the extent any of them, or any of the facts on which the opinion is based, proves to be untrue in any material respect, the opinion cannot and should not be relied upon.

Roth’s opinion was necessarily based on economic, monetary, market, financial and other conditions as they existed and could be evaluated, and the information made available to Roth, as of August 31, 2026. Although subsequent developments or events may affect various assumptions used by Roth in preparing its opinion, Roth has no obligation to update, revise or reaffirm its opinion and expressly disclaims any responsibility to do so. Roth expressed no opinion as to the underlying valuation, future performance or long-term viability of the Company, of TFL or of the combined company following the Acquisition, as to the actual value of the shares comprising the Stock Consideration, or as to the prices at which shares of the Common Stock will trade at any time. Roth’s opinion does not address any legal, regulatory, tax or accounting matters, and does not indicate that the Transaction Consideration is the best price attainable under the circumstances.

Roth also noted that, in connection with performing and rendering its services to the Company, it was not authorized to and did not solicit any expressions of interest from any other party with respect to any acquisition of, or other transaction involving, TFL, nor was it authorized to and did not solicit any expressions of interest with respect to any alternative transaction involving the Company, and Roth conducted no market check in connection with its engagement.

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Matters Not Addressed by the Opinion

Roth’s opinion addresses only the fairness, as of August 31, 2026, from a financial point of view, to the Company of the Transaction Consideration payable by the Company pursuant to the Unit Purchase Agreement, and does not address any other aspect or implication of the Acquisition or of any other agreement, arrangement or understanding entered into in connection with the Unit Purchase Agreement or otherwise. Without limiting the generality of the foregoing, the opinion does not address:

●	the proposed Offering, including its size, timing, pricing, structure or other terms, the underwriting or other compensation payable in connection with it, or its dilutive effect on the existing stockholders of the Company;
●	the allocation of the Transaction Consideration as between the Cash Consideration and the Stock Consideration, or the form of consideration;
●	whether the Holdback Shares will be earned in whole or in part, or the appropriateness of the Target EBITDA threshold or of any adjustment reflected in the Adjusted EBITDA of TFL;
●	the fairness of the amount or nature of any compensation payable to any officer, director, employee or unitholder of the Company or of TFL, or any class of such persons, including the change-in-control bonus, the employment agreements and the restrictive covenants contemplated in connection with the Acquisition, whether relative to the Transaction Consideration or otherwise;
●	the tax treatment of the Acquisition, including the Section 338(h)(10) election;
●	the relative merits of the Acquisition as compared to any alternative business strategies or transactions that might exist for the Company, the underlying business decision of the Company to proceed with the Acquisition, or the effects of any other transaction in which the Company might engage; or
●	Transaction expenses or any other fees, costs or expenses of the Company in connection with the Acquisition, the aggregate amount of capital required to be funded by the Company at Closing, the sources of that capital, or the ability of the Company to obtain it.

Summary of Material Financial Analyses

The following is a summary of the material financial analyses performed by Roth and presented to the Board on August 31, 2026 in connection with its opinion. It does not purport to be a complete description of the financial analyses performed by Roth or of its presentation to the Board. The rendering of an opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances of the Acquisition. The order in which the analyses are described below does not represent the relative importance or weight given to those analyses by Roth, and no single analysis was determinative of Roth’s conclusion. Some of the summaries include information presented in tabular format; in order to understand Roth’s financial analyses fully, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description. Considering the data below without considering the full narrative description of the analyses, including the methodologies and assumptions underlying them, could create a misleading or incomplete view of Roth’s financial analyses underlying its opinion.

In performing its analyses, Roth made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company, TFL or any other party to the Unit Purchase Agreement. Roth does not assume any responsibility if future results are materially different from those discussed. Any estimates contained in the analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those set forth below. Except where otherwise noted, all analyses were performed as at a valuation date of August 28, 2026, and all peer market data, enterprise values and consensus estimates were taken at the close on August 28, 2026.

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Transaction Consideration and Implied Multiples

Roth first established the consideration on which its analyses were struck and the multiples that the consideration implies on management’s forecast of TFL.

Enterprise Value Bridge	Amount	Unit Purchase Agreement Reference
Cash Consideration	$89,600,000	Section 2.02(a)
Stock Consideration	$22,400,000	Section 2.02(a)
Stated Purchase Price	$112,000,000	80% cash / 20% stock
Add: Closing Net Debt Cap absorbed by the Company	$35,000,000	Article I
Aggregate consideration	$147,000,000
Add: Section 338(h)(10) gross-up at its cap	$845,000	Section 7.07(e)
Transaction Consideration	$147,845,000
Memo: Holdback Shares, fully earned on the Calculation Period forecast	$11,200,000	Section 2.08(a)

Implied Multiple Basis	TFL metric		Implied multiple on $147.845M
CY2026E Revenue	$229.9	M	0.6	x
CY2027E Revenue	250.0	M	0.6	x
CY2026E Adjusted EBITDA	$17.4	M	8.5	x
CY2027E Adjusted EBITDA	19.7	M	7.5	x

All of the multiples above are enterprise value multiples. TFL’s indebtedness will be repaid at Closing and is captured in the Transaction Consideration through the $35.0 million Closing Net Debt Cap. The Adjusted EBITDA basis is derived from TFL management’s Adjusted EBITDA per Schedule 1, dated August 27, 2026: $17,427,782 for estimated calendar year 2026 (“CY2026E”), $19,719,493 for estimated calendar year 2027 (“CY2027E”) and $22,133,874 for estimated calendar year 2028 (“CY2028E”). Because the Calculation Period Adjusted EBITDA of $20,870,747 is exactly 100.0% of the $20,870,747 Target EBITDA threshold on TFL management’s forecast, Roth treated the $11.2 million of Holdback Shares as fully earned and presented a single implied multiple on the whole of the Transaction Consideration.

Source: Unit Purchase Agreement (Sellers Draft 08/29/26); TFL management Adjusted EBITDA schedule dated 08/27/26; Roth valuation model dated 08/31/26.

Selected Publicly Traded Comparable Companies Analysis

In order to assess how the public market values companies similar to TFL, Roth reviewed and compared certain financial and market information relating to TFL with the corresponding information for four publicly traded companies which, in the exercise of its professional judgment and based on its knowledge of the industry, Roth deemed relevant to TFL. Although none of the selected companies is identical to TFL, Roth selected these companies because they have publicly traded equity securities and were deemed similar to TFL in one or more respects, including the nature of their business operations in live event ticketing and entertainment, the presence of a secondary or primary ticket marketplace within their operations, and the availability of consensus forward revenue and EBITDA estimates. Investors should note that various factors unique to each company, including scale, geographic mix, revenue recognition and capital structure, may affect individual comparability. TFL is materially smaller than each of the selected companies and, unlike certain of them, recognizes revenue on a gross, principal basis. Roth analyzed the selected public companies below:

●	Vivid Seats Inc.
●	StubHub Holdings, Inc.
●	CTS Eventim AG & Co. KGaA
●	Live Nation Entertainment, Inc.

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For TFL and each of the selected companies, Roth calculated enterprise value as of the August 28, 2026 close and enterprise value as a multiple of consensus median estimated revenue and Adjusted EBITDA for calendar years 2026 and 2027, together with each company’s estimated CY2026E EBITDA margin. The results are summarized in the following tables.

Company	Cur.	Enterprise value	CY2026E Rev.	CY2027E Rev.	CY2026E EBITDA	CY2027E EBITDA
Vivid Seats Inc.	USD	$332.0	$506.9	$516.5	$37.2	$42.6
StubHub Holdings, Inc.	USD	2,638.3	2,022.8	2,188.7	414.0	529.0
CTS Eventim AG & Co. KGaA	EUR	4,618.8	3,253.0	3,437.0	614.0	674.0
Live Nation Entertainment, Inc.	USD	46,264.7	28,082.1	30,734.0	2,671.4	3,009.7

Enterprise value and estimates in millions of local reporting currency. CTS Eventim is reported in euro; the resulting multiples are currency-neutral. Source: S&P Capital IQ, market data as of 08/28/26; consensus median revenue and EBITDA estimates.

Company	EV / Rev. CY26E		EV / Rev. CY27E		EV / EBITDA CY26E		EV / EBITDA CY27E		EBITDA margin CY26E
Vivid Seats Inc.	0.6	x	0.6	x	8.9	x	7.7	x	7.3%
StubHub Holdings, Inc.	1.3	x	1.2	x	6.3	x	4.9	x	20.5%
CTS Eventim AG & Co. KGaA	1.4	x	1.3	x	7.5	x	6.8	x	18.9%
Live Nation Entertainment, Inc.	1.6	x	1.5	x	17.3	x	15.3	x	9.5%

EBITDA margin is calculated on CY2026E consensus estimates. TFL’s CY2026E Adjusted EBITDA margin is 7.6% on management’s forecast. Source: S&P Capital IQ, market data as of 08/28/26.

Roth then calculated summary statistics for the selected companies and applied the resulting multiples to management’s forecast of TFL to derive implied enterprise value reference ranges for TFL. The ranges carried forward by Roth were struck from the 25th percentile to the 75th percentile of the selected companies.

Statistic	EV / Rev. CY26E		EV / Rev. CY27E		EV / EBITDA CY26E		EV / EBITDA CY27E
Minimum	0.6	x	0.6	x	6.3	x	4.9	x
25th percentile	1.1	x	1.0	x	7.2	x	6.3	x
Median	1.3	x	1.2	x	8.2	x	7.3	x
Mean	1.2	x	1.1	x	10.0	x	8.7	x
75th percentile	1.4	x	1.3	x	11.0	x	9.6	x
Maximum	1.6	x	1.5	x	17.3	x	15.3	x

Implied Enterprise Value for TFL ($ in millions)	At 25th percentile	At median	At 75th percentile
EV / CY2026E Revenue	$262.6	$313.2	$339.6
EV / CY2027E Revenue	266.2	318.7	346.1
EV / CY2026E Adjusted EBITDA	$126.1	$143.2	$192.0
EV / CY2027E Adjusted EBITDA	125.9	144.4	191.1

Source: Roth valuation model dated 08/31/26; S&P Capital IQ, market data as of 08/28/26; TFL management Adjusted EBITDA schedule dated 08/27/26.

Selected Precedent Transactions Analysis

Roth reviewed and analyzed the financial terms, to the extent publicly available, of five closed control transactions in the live event ticketing and entertainment sector announced or completed from 2020 to the date of the opinion, which, in the exercise of its professional judgment, Roth deemed relevant. Although none of the selected transactions is identical to the Acquisition, and the target businesses differ from TFL in scale, business mix and revenue recognition, Roth selected these transactions because each involved the acquisition of control of a business operating in live event ticketing or live entertainment. No transaction identified by Roth’s screen was omitted from the range. The selected transactions were as follows:

Closed	Target	Acquirer	Txn value ($M)	EV / Revenue		EV / EBITDA
03/24/26	Endeavor Group Holdings	Silver Lake Management	$13,000	2.9	x	14.2	x
12/02/25	Eventbrite, Inc.	Bending Spoons S.p.A.	500	0.9	x	—
09/12/23	World Wrestling Entertainment	TKO Group Holdings	9,061	6.8	x	26.0	x
08/07/23	Wavedash Co. Ltd.	Vivid Seats LLC	61	1.7	x	—
01/02/20	On Location Events	Endeavor Operating Co.	660	1.1	x	—

Source: Screened closed control transactions of businesses operating in the live event ticketing and entertainment, 2020 to present. Total transaction value in $ millions.

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Roth calculated summary statistics for the enterprise value to revenue multiples of all five transactions. EV / EBITDA was publicly available for only two of the five transactions, and both of those transactions involved non-ticketing targets; accordingly, Roth presented that measure on a minimum-to-maximum basis rather than as a percentile array. Because forward-period estimates were not available for the target businesses, the precedent multiples were assumed to hold constant for forward periods, and the same multiple was therefore applied to both CY2026E and CY2027E.

EV / Revenue — all five transactions	Multiple
Minimum	0.9	x
25th percentile	1.1	x
Median	1.7	x
Mean	2.7	x
75th percentile	2.9	x
Maximum	6.8	x

EV / EBITDA — two observations	Multiple
Minimum	14.2	x
Maximum	26.0	x

Two observations cannot support a percentile array, and both are non-ticketing transactions.

Implied Enterprise Value for TFL ($ in millions)	At 25th percentile / minimum	At median	At 75th percentile / maximum
EV / Revenue × CY2026E	$252.9	$390.9	$666.8
EV / Revenue × CY2027E	275.0	425.0	725.1
EV / EBITDA × CY2026E	$247.5	—	$453.1
EV / EBITDA × CY2027E	280.0	—	512.7

Source: Roth valuation model dated 08/31/26; TFL management Adjusted EBITDA schedule dated 08/27/26. Precedent multiples are assumed to hold constant for forward periods. The EV / EBITDA rows reflect two observations and are shown on a minimum-to-maximum basis.

Discounted Cash Flow Analysis

Roth performed a discounted cash flow analysis of TFL by calculating the estimated present value of the unlevered, after-tax free cash flows that TFL was forecast to generate over the period from 2026E through 2028E, based on management’s forecast of TFL, together with the estimated present value of a terminal value. Roth applied two terminal value methodologies — an EBITDA exit multiple method and a perpetuity growth method — and presented them separately rather than blending them. As noted above, no projected balance sheet or projected statement of cash flows of TFL was furnished to Roth; the working capital, maintenance capital expenditure and capitalized software development assumptions used in the analysis were provided by management of the Company.

Unlevered Free Cash Flow ($ in millions)	2026E	2027E	2028E
Revenue	$229.9	$250.0	$280.0
Adjusted EBITDA	17.4	19.7	22.1
Less: cash taxes at 26.1%	(4.5)	(5.1)	(5.8)
Less: maintenance capital expenditure	(0.6)	(0.7)	(0.8)
Less: capitalized software development	(2.1)	(2.1)	(2.1)
Less: increase in net working capital	(1.8)	(1.9)	(2.1)
Unlevered free cash flow	$8.4	$9.9	$11.4
Discount period (years)	0.1667	0.8333	1.8333
Discount factor at a 14.6% WACC	0.9775	0.8925	0.7786
Present value of free cash flow	8.2	8.9	8.9
Sum of the present value of free cash flow	$26.0

Source: Roth valuation model dated 08/31/26. Full-year 2026E cash flow is retained and discounted at 0.1667 years, which credits cash flow arising before the 08/28/26 valuation date. Figures may not sum due to rounding.

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Roth discounted the forecast cash flows and the terminal value at a weighted average cost of capital (“WACC”) of 14.6%, derived as follows.

WACC Component	Input	Source / basis
Risk-free rate	4.67%	10-year US Treasury constant maturity, 08/27/26 print
Equity risk premium	7.2%	Supply-side premium
Size premium (CRSP decile 10x)	4.4%	Micro-cap size premium
Median peer unlevered beta	0.8081	Three-company peer set
Debt / total capitalization	6.8%	Median of the four selected companies at 08/28/26, applied as a target structure
Re-levered beta	0.8517	Hamada, at the 26.1% tax rate
Cost of equity	15.2%	4.67% + (0.8517 × 7.2%) + 4.4%
Cost of debt (pre-tax)	8.5%	Existing BMO facility
Tax rate	26.1%	Blended federal and state
After-tax cost of debt	6.3%	8.5% × (1 - 26.1%)
Weighted average cost of capital	14.6%	(15.2% × 93.2%) + (6.3% × 6.8%)

Source: Roth valuation model dated 08/31/26; S&P Capital IQ, market data as of 08/28/26. Betas are regressed on two years of weekly total returns to August 28, 2026 against the S&P 500 and unlevered at a 26.1% tax rate. StubHub Holdings is excluded from the beta median because it had 0.94 years of trading history at the pricing date, which is insufficient for a two-year regression; it is retained in the leverage median and in the selected companies analysis above. TFL’s own indebtedness will be repaid in full at Closing, so the 6.8% capital structure is applied as a target structure and is not TFL’s actual leverage.

EBITDA exit multiple method. Roth applied exit multiples of 7.2x, 8.2x and 11.0x to TFL’s 2028E Adjusted EBITDA, being the 25th percentile, median and 75th percentile of the selected companies’ EV / CY2026E EBITDA multiples at the August 28, 2026 close.

Terminal Value — Exit Multiple Method ($ in millions)	Low		Midpoint		High
Exit multiple on 2028E Adjusted EBITDA	7.2	x	8.2	x	11.0	x
Terminal value	$160.1		$181.9		$243.8
Present value of terminal value	116.5		132.3		177.3
Add: present value of free cash flow	26.0		26.0		26.0
Implied enterprise value	$142.4		$158.3		$203.3
Terminal value as a % of enterprise value	81.8%		83.6%		87.2%

Roth then sensitized the analysis for the discount rate and the exit multiple, holding management’s forecast constant. The grid is centered on the 14.6% WACC and spans plus or minus two percentage points.

Implied EV ($M) — WACC \ exit multiple	7.2x	7.7x	8.2x	9.6x	11.0x
12.6%	147.8	156.0	164.3	187.7	211.2
13.6%	145.1	153.1	161.2	184.2	207.2
14.6%	142.4	150.3	158.3	180.8	203.3
15.6%	139.9	147.6	155.4	177.4	199.5
16.6%	137.4	145.0	152.6	174.2	195.8

The exit multiple method produced a range of implied enterprise values for TFL of $137.4 million to $211.2 million, being the minimum and maximum of the sensitivity grid above. Terminal value represents 82% to 87% of implied enterprise value under this method, so the result is driven principally by the exit multiple assumption rather than by the three forecast years.

Source: Roth valuation model dated 08/31/26. Exit multiples are the 25th percentile, median and 75th percentile of the selected companies’ EV / CY2026E EBITDA at the 08/28/26 close per S&P Capital IQ.

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Perpetuity growth method. Roth also calculated a terminal value by growing TFL’s 2028E unlevered free cash flow of $11.4 million by one year and capitalizing it at the WACC less a perpetuity growth rate of 3.0%, 4.0% and 5.0%, discounted at 2.3333 years. The unlevered free cash flow build and the present value of the forecast period are identical to the exit multiple method above; only the terminal value differs.

Terminal Value — Perpetuity Growth Method ($ in millions)	Low	Midpoint	High
Perpetuity growth rate	3.0%	4.0%	5.0%
2028E unlevered free cash flow	$11.4	$11.4	$11.4
Terminal value	101.2	111.8	124.6
Present value of terminal value	73.6	81.3	90.6
Add: present value of free cash flow	26.0	26.0	26.0
Implied enterprise value	$99.6	$107.3	$116.6
Terminal value as a % of enterprise value	73.9%	75.8%	77.7%

Implied EV ($M) — WACC \ perpetuity growth rate	3.0%	3.5%	4.0%	4.5%	5.0%
12.6%	119.1	124.6	130.8	137.8	145.6
13.6%	108.4	112.9	117.8	123.3	129.4
14.6%	99.6	103.3	107.3	111.7	116.6
15.6%	92.2	95.3	98.6	102.2	106.2
16.6%	85.9	88.5	91.3	94.3	97.6

The perpetuity growth method produced a range of implied enterprise values for TFL of $85.9 million to $145.6 million, being the minimum and maximum of the sensitivity grid above. The two methods differ principally because the exit multiple method capitalizes 2028E Adjusted EBITDA of $22.1 million at the public company comparables median of 8.2x, embedding the assumption that the selected companies still trade at present multiples in 2028, whereas the perpetuity method capitalizes 2028E unlevered free cash flow of $11.4 million, struck after $2.1 million of capitalized software development and $2.1 million of working capital investment.

Source: Roth valuation model dated 08/31/26. Figures may not sum due to rounding.

Other Considerations — the Company’s Standalone Position

Roth also considered the Company’s position on a standalone basis. On the standalone forecast provided to Roth on May 18, 2026 and reconfirmed by management of the Company on August 29, 2026, the Company was forecast to generate Adjusted EBITDA of $0.9 million in FY2026E and $1.5 million in FY2027E on a revenue base of approximately $21 million, compared with TFL’s forecast CY2026E Adjusted EBITDA of $17.4 million. The Company effected two reverse stock splits in 2026 — one-for-three in January and one-for-five in April, a cumulative one-for-fifteen — and its shares closed at $0.932 on August 28, 2026, again below $1.00 four months after the April split. Roth observed that the alternatives available to the Company on a standalone basis were limited to continuing as a sub-scale listed company facing a recurring bid price deficiency, pursuing a smaller acquisition, or seeking a sale of the remaining business, and that the Acquisition was the only path presented to the Board that materially changes the scale of the Company. Roth expresses no opinion as to the relative merits of the Acquisition as compared with any alternative business strategy or transaction. This consideration did not constitute a separate valuation methodology and did not result in an implied range of values for the Company.

Source: Roth valuation model dated 08/31/26; the Company’s standalone forecast provided May 18, 2026 and reconfirmed August 29, 2026; the Company’s SEC filings; S&P Capital IQ, market data as of 08/28/26.

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Summary of Implied Enterprise Value Reference Ranges

The implied enterprise value reference ranges derived by Roth from each of its analyses, and their relationship to the Transaction Consideration of $147.845 million, are summarized below.

Methodology and basis	Low ($M)	High ($M)	Transaction Consideration relative to range
Selected companies — EV / CY2026E Revenue	$262.6	$339.6	Below
Selected companies — EV / CY2027E Revenue	266.2	346.1	Below
Selected companies — EV / CY2026E EBITDA	126.1	192.0	Within
Selected companies — EV / CY2027E EBITDA	125.9	191.1	Within
Precedent transactions — EV / Revenue × CY2026E	252.9	666.8	Below
Precedent transactions — EV / Revenue × CY2027E	275.0	725.1	Below
Precedent transactions — EV / EBITDA × CY2026E	247.5	453.1	Below
Precedent transactions — EV / EBITDA × CY2027E	280.0	512.7	Below
DCF — EBITDA exit multiple method	137.4	211.2	Within
DCF — perpetuity growth method	85.9	145.6	Above

Of the ten reference ranges above, the Transaction Consideration of $147.845 million falls within three, below six and above one. The Transaction Consideration sits inside the exit multiple sensitivity grid, $10.4 million above its minimum of $137.4 million and $63.4 million below its maximum of $211.2 million. Excluding the Holdback Shares, the consideration otherwise payable would be $136.645 million.

Source: Roth valuation model dated 08/31/26, Comps, Precedents. Selected companies ranges are struck from the 25th to the 75th percentile; precedent revenue ranges are struck from the 25th to the 75th percentile of all five transactions; precedent EBITDA ranges reflect two observations on a minimum-to-maximum basis; DCF ranges are the minimum and maximum of the WACC sensitivity grids set forth above.

Roth’s Engagement and Compensation; Relationships

In connection with Roth’s engagement by the Company in respect of the Acquisition, Roth received a fee of $400,000 from the Company for rendering its opinion, together with an additional $50,000 upon the delivery of each formal affirmation of the opinion (if any) requested by the Company, neither of which was contingent upon its conclusion as to fairness or upon the consummation of the Acquisition. Roth will also receive a cash advisory fee equal to 1.25% of the Aggregate Consideration (as defined in the engagement letter) for the Acquisition, subject to a minimum of $750,000 and a credit reduction equal to the opinion fee (as set forth above), payable at the time of and as a condition to the closing of the Acquisition and therefore contingent upon its consummation. Based on the consideration reflected in Roth’s analyses, Roth currently estimates that advisory fee at approximately $1,848,000 before that credit and approximately $1,448,000 after it. The Company has agreed to indemnify Roth and its affiliates against certain liabilities and to reimburse Roth for certain expenses in connection with its services. The terms of Roth’s compensation are further described in the opinion letter attached as Appendix B.

Roth is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, Roth and its affiliates may acquire, hold or sell, for their own accounts and for the accounts of customers, equity, debt and other securities and financial instruments of the Company and of the other parties to the Acquisition, and accordingly may at any time hold a long or a short position in such securities. In the two years prior to the date of its opinion, Roth has not had a material relationship with, and has not received any fees from, the Company, TFL, the Sellers or their respective affiliates. Consummation of the proposed Offering is a condition to the obligations of all parties under Section 8.01 of the Unit Purchase Agreement. Subsequent to the delivery of Roth’s opinion, the Company determined that it plans to engage Roth in connection with the proposed Offering, the structure of which has not been determined, in a capacity and on terms to be determined and documented separately. As of the date of this Proxy Statement, Roth has not been engaged with respect to the Offering, no underwriting agreement, placement agency agreement or other engagement with respect to the Offering has been entered into, and the capacity and terms of any such engagement have not been agreed, and Roth has not yet received, but may in the future receive, compensation in connection with such potential engagement. Roth may in the future provide financing and other financial advisory services to the Company, TFL and their respective affiliates for which it would expect to receive compensation.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements have been prepared in accordance with Regulation S-X Article 11, as amended by SEC Final Rule Release No. 33-10786, Financial Disclosures about Acquired and Disposed Businesses, The unaudited pro forma condensed combined financial statements combine the historical consolidated financial statements of Kustom and TFL and illustrate the combined financial position and results of operations of the Company and TFL, after giving effect to the following transactions (collectively, the “Transactions”):

●	The TFL Acquisition Transaction Accounting Adjustments: The acquisition of 100% of the outstanding membership units of TFL by Kustom for total preliminary purchase consideration of $112.0 million, comprising $89.6 million in cash (plus up to $35.0 million in debt payoff as determined by the debt payoff mechanics detailed below) and $22.4 million in equity (represented by 22,400,000 shares of Kustom common stock valued at $1.00 per share). Pursuant to the terms of the Unit Purchase Agreement:

1.	Debt Settlement Mechanics at Closing: TFL’s indebtedness will be fully satisfied and extinguished at closing through a structured funding waterfall:

a.	Buyer Debt Payoff: Kustom will fund up to $35.0 million toward the payoff of TFL’s outstanding third-party debt obligations at closing.

b.	Seller Cash Paydown: TFL will apply its existing historical cash and cash equivalents at closing to pay down outstanding debt.

c.	Cash Consideration Offset: Any remaining debt balance exceeding the $35.0 million buyer cap after applying TFL’s existing cash will be funded out of, and deducted from, the net cash consideration payable to the TFL selling equity holders at closing.

2. Cash Utilization / Zero Cash Acquired: Because TFL’s existing cash balances will be fully utilized to pay down outstanding debt at closing, zero cash will be acquired by Kustom.3. Section 338(h)(10) Election: Kustom and the equity holders of TFL have agreed to jointly make an election under Section 338(h)(10) of the Internal Revenue Code (IRC), treating the transaction as an asset acquisition for U.S. federal and state income tax purposes.

3. Deferred Tax Asset Revaluation: The reduction of Kustom’s historical valuation allowance against its net deferred tax assets (“DTAs”), reflecting management’s determination that $40.0 million of DTAs are more likely than not to be realized based on future taxable income expected to be generated by the combined operations.

●	The Capital Raise Transaction Accounting Adjustments: The Offering of an estimated 150,000,000 shares of Kustom’s common stock $.001 par value at an assumed offering price of $1.00 per share, generating gross proceeds of $150.0 million ($135.0 million net of estimated offering expenses and underwriting discounts of $15.0 million).

Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of June 30, 2026 gives pro forma effect to the transactions as if they had occurred on June 30, 2026. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026 give pro forma effect to the Transactions as if they had occurred on January 1, 2025.

The TFL Acquisition will be accounted for as a business combination under FASB ASC Topic 805, Business Combinations, with Kustom identified as the accounting acquirer. Under ASC 805, total consideration transferred will be allocated to TFL’s identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated acquisition-date fair values. The preliminary purchase price allocation presented herein is based on management’s estimates and assumptions, which are subject to change as additional information becomes available and final appraisals are completed.

Description of Pro Forma Adjustments

The pro forma adjustments reflecting the accounting for the Transactions are summarized below:

1. TFL Acquisition Transaction Accounting Adjustments

Adjustments included under the “TFL Acquisition Transaction Accounting Adjustments” column give effect to the acquisition of 100% of the membership units of TFL:

●	Settlement of Purchase Consideration and Debt Payoff Waterfall: Reflects the settlement of transaction consideration and total debt payoff ($44.4 million as of June 30, 2026). The settlement includes:

(i)	Up to $35.0 million funded by Kustom toward debt payoff,

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(ii)	$2.9 million of TFL’s historical cash applied directly to debt payoff,

(iii)	$6.5 million of debt in excess of the cap funded via a reduction to net cash paid to sellers,

(iv)	$83.1 million in cash consideration paid to sellers $89.6 million base less $6.5 million excess debt payoff and the issuance of 2,240,000 shares of Kustom common stock to the TFL sellers ($22.4 million), totaling $112.0 million in consideration.

●	Elimination of TFL Historical Cash: Reflects the full application of TFL’s historical cash ($2.9 million as of June 30, 2026) toward debt reduction, resulting in zero cash acquired.

●	Elimination of Historical Equity: Elimination of TFL’s historical members’ equity balances as of the transaction date.

●	Fair Value Allocation and Goodwill: Preliminary allocation of the $112.0 million (plus up to $35 million in debt payoff at closing) purchase consideration to acquired tangible and intangible assets and the identifiable assets acquired and liabilities assumed and assumed liabilities at their estimated fair values, with the remaining excess recorded as Goodwill.

●	Amortization & Interest Expense Adjustments: Adjustments to (i) record incremental amortization resulting from the fair value step-up of acquired intangible assets and (ii) eliminate historical interest expense associated with TFL indebtedness extinguished pursuant to the Unit Purchase Agreement.

●	Transaction Costs: Recognition of non-recurring acquisition-related expenses directly incurred by Kustom and TFL in connection with the Transaction.

●	Corporate Income Tax Provision: Reflects pro forma income tax expense on TFL’s historical pre-tax income at an assumed combined U.S. federal and state statutory rate of 25.58%, as if TFL had been taxed as a C-Corporation for all periods presented.

●	Tax Basis Step-Up: Under the joint IRC Section 338(h)(10) election, the tax basis of TFL’s assets is stepped up to fair market value for tax purposes, matching the GAAP basis step-up at closing. Consequently, no initial deferred tax liabilities (DTLs) are recorded on the acquisition step-up. The stepped-up tax basis of goodwill and intangibles will be deductible for tax purposes over 15 years under IRC Section 197.

●	Valuation Allowance Revaluation (Kustom DTA Realizability) adjustment reflect the partial release of Kustom’s historical deferred tax asset (“DTA”) valuation allowance as a direct consequence of the Acquisition. Historically, Kustom maintained a full valuation allowance against its net DTAs pursuant to ASC Topic 740, Income Taxes, due to a lack of sufficient objective positive evidence (such as historical cumulative pretax earnings) to support a conclusion that these assets were more likely than not to be realized.

Reflects a $40.0 million reduction in Kustom’s historical valuation allowance as of June 30, 2026. Based on historical taxable income generated by TFL, combined future operating projections, and the capital structure resulting from the Capital Raise, management determined that it is more likely than not that $40.0 million of Kustom’s U.S. federal and state net operating loss (“NOL”) carryforwards and other net DTAs will be realized post-closing.

The release of the valuation allowance is reflected as a balance sheet adjustment to accumulated deficit and is treated as a non-recurring adjustment; ongoing effective tax rates in the pro forma statement of operations reflect normal combined corporate operating tax provisions.

2. Capital Raise Transaction Accounting Adjustments

Adjustments included under the “Capital Raise Transaction Accounting Adjustments” column reflect the receipt and application of proceeds from the Acquisition:

●	Cash Proceeds: An increase of $135.0 million in cash and cash equivalents, reflecting estimated gross proceeds of $150.0 million from the Offering, net of $15.0 million in estimated direct underwriting discounts and offering expenses.

●	Stockholders’ Equity: Adjustments to Common Stock (par value) and Additional Paid-in Capital (APIC) to record the issuance of approximately 150,000,000 shares of common stock, net of $15.0 million in direct offering costs charged against APIC.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

KUSTOM ENTERTAINMENT, INC. and TFL, LLC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2026

	Historical			Pro Forma Adjustments
Assets	Kustom Historical	TFL Historical	Combined Historical	TFL Acquisition Transaction Accounting Adjustments		Combined Pro Forma	Capital Raise Transaction Accounting Adjustments		Combined Pro Forma, as adjusted
Cash and cash equivalents	$830,193	$2,905,050	$3,735,243	$(2,905,050	)2(a)(3)	$(124,769,807)	$135,000,000	2(b)(1)	$10,230,193
				(83,073,350	)2(a)(1)
				(6,526,650	)2(a)(1)
				(35,000,000	)2(a)(3)
				(1,000,000	)2(a)(6)
Accounts receivable-trade, net	632,908	6,686,047	7,318,955	—		7,318,955	—		7,318,955
Other receivables	296,389	1,304,690	1,601,079	—		1,601,079	—		1,601,079
Note receivables - Current	499,764	—	499,764	—		499,764	—		499,764
Inventories, net	280,137	62,902,095	63,182,232	—		63,182,232	—		63,182,232
Deposits for tickets	—	847,105	847,105	—		847,105	—		847,105
Prepaid expenses and other current assets	1,262,488	138,973	1,401,461	—		1,401,461	—		1,401,461
Assets of video solutions business held-for-sale	4,544,887	—	4,544,887	—		4,544,887	—		4,544,887

Total current assets	8,346,766	74,783,960	83,130,726	(128,505,050)		(45,374,324)	135,000,000		89,625,676

Preferred seat licenses	—	42,875,231	42,875,231	—		42,875,231	—		42,875,231
Property, plant, and equipment, net	430,089	1,865,262	2,295,351	—		2,295,351	—		2,295,351
Goodwill and other intangible assets, net	4,881,326	3,954,964	8,836,290	(3,954,964	)2(a)(4)	93,364,419	—		93,364,419
				25,000,000	2(a)(4)
				63,483,093	2(a)(4)
Operating lease right of use assets, net	866,774	3,471,663	4,338,437	—		4,338,437	—		4,338,437
Notes receivable – long term	231,360	—	231,360	—		231,360	—		231,360
Other assets	190,389	68,121	258,510	—		258,510	—		258,510
Assets of video solutions business held-for-sale	2,602,708	—	2,602,708	—		2,602,708	—		2,602,708
Long-term deferred tax assets - net	—	—	—	40,000,000	2(a)(8)	40,000,000	—		40,000,000

Total assets	$17,549,412	$127,019,201	$144,568,613	$(3,976,921)		$140,591,692	$135,000,000		$275,591,692

Liabilities and Equity
Current liabilities:
Accounts payable	$4,396,451	46,244,629	50,641,080	—		50,641,080	—		50,641,080
Credit cards payable	—	2,811,449	2,811,449	—		2,811,449	—		2,811,449
Accrued expenses and other current liabilities	1,279,416	5,418,627	6,698,043	—		6,698,043	—		6,698,043
Current portion of operating lease obligations	195,071	669,849	864,920	—		864,920	—		864,920
Deferred revenue – current	540,780	3,646,676	4,187,456	—		4,187,456	—		4,187,456
Debt obligations – current	503,609	44,431,700	44,935,309	(35,000,000	)2(a)(3)	503,609	—		503,609
				(2,905,050	)2(a)(3)
				(6,526,650	)2(a)(3)
Warrant derivative liabilities	14	—	14	—		14	—		14
Liabilities of revenue-cycle management business held for sale	3,484,187	—	3,484,187	—		3,484,187	—		3,484,187

Total current liabilities	10,399,528	103,222,930	113,622,458	(44,431,700)		69,190,758	—		69,190,758

Long-term liabilities:
Debt obligations – long term	135,720	—	135,720	—		135,720	—		135,720
Operating lease obligation – long term	671,703	2,851,050	3,522,753	—		3,522,753	—		3,522,753
Notes payable – related party – long term	424,630	—	424,630	—		424,630	—		424,630
Liabilities of video solutions business held for sale	3,642,377	—	3,642,377	—		3,642,377	—		3,642,377

Total liabilities	15,273,958	106,073,980	121,347,938	(44,431,700)		76,916,238	—		76,916,238

Stockholders’ Equity (Deficit):

Preferred stock	—	—	—	—		—	—		—
Common stock	2,857	—	2,857	22,400	2(a)(2)	25,257	150,000	2(b)(2)	175,257
Members’ equity	—	20,945,221	20,945,221	(20,945,221	)2(a)(5)	—	—		—
Additional paid in capital	154,431,701	—	154,431,701	22,377,600	2(a)(2)	176,809,301	149,850,000	2(b)(2)	311,659,301
							(15,000,000	)2(b)(2)
Accumulated deficit	(152,159,104)	—	(152,159,104)	(1,000,000	)2(a)(6)	(113,159,104)	—		(113,159,104)
				40,000,000	2(a)(8)

Total equity (deficit):	2,275,454	20,945,221	23,220,675	40,454,779		63,675,454	135,000,000		198,675,454

Total liabilities and equity (deficit)	$17,549,412	$127,019,201	$144,568,613	$(3,976,921)		$140,591,692	$135,000,000		$275,591,692

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KUSTOM ENTERTAINMENT, INC. and TFL, LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Six Months Ended June 30, 2026

	Historical			Pro Forma Combined
	Kustom Historical	TFL Historical	Combined Historical	TFL Acquisition Transaction Accounting Adjustments		Combined Pro Forma
Revenue	$8,587,067	$91,438,007	$100,025,074	$—		$100,025,074

Cost of revenue	9,545,264	74,307,990	83,853,254	—		83,853,254

Gross profit	(958,197)	17,130,017	16,171,820	—		16,171,820

Selling, general and administrative expenses:
Selling, advertising and promotional expense	513,545	192,271	705,816	—		705,816
General and administrative expense	2,414,135	8,913,983	11,328,118	1,046,630	3(a)	12,374,748

Total selling, general and administrative expenses	2,927,680	9,106,254	12,033,934	1,046,630		13,080,564

Operating income (loss)	(3,885,877)	8,023,763	4,137,886	(1,046,630)		3,091,256

Other income (expense):
Interest income	132,287	—	132,287	—		132,287
Interest expense	(96,098)	(1,185,706)	(1,281,804)	1,185,706	3(b)	(96,098)
Other income	20,492	56,615	77,107	—		77,107
Change in fair value of warrant derivative liabilities	(289,361)	—	(289,361)	—		(289,361)
Litigation settlement	(984,000)	—	(984,000)	—		(984,000)
Gain on the extinguishment of liabilities	63,259	—	63,259	—		63,259

Total other income (expense)	(1,153,421)	(1,129,091)	(2,282,512)	1,185,706		(1,096,806)

Income (loss) before income tax benefit (provision) from continuing operations	(5,039,298)	6,894,672	1,855,374	139,076		1,994,450
Income tax expense benefit (provision)	—	—	—	(1,799,233	)3(d)	(1,799,233)
Net income (loss) from continuing operations	(5,039,298)	6,894,672	1,855,374	(1,660,157)		195,217

Discontinued operations:
Income (loss) from discontinued operations	(5,392,785)	—	(5,392,785)	—		(5,392,785)

Income tax expense benefit (provision)	—	—	—	—		—
Net income (loss) from discontinued operations	(5,392,785)	—	(5,392,785)	—		(5,392,785)

Net income (loss)	$(10,432,083)	$6,894,672	$(3,537,411)	$(1,660,157)		$(5,197,568)

Net income (loss) per share information:
Basic:
Continuing operations	$(7.93)					$0.0
Discontinued operations	$(8.49)					$(0.03)
Net loss per share	$(16.42)					$(0.03)[4]

Diluted:
Continuing operations	$(7.93)					$0.00
Discontinued operations	$(8.49)					$(0.03)
Net loss attributable to common stockholders per share – diluted	$(16.42)					$(0.03)[4]

Weighted average shares outstanding:
Basic	635,258					173,035,258 [4]
Diluted	635,258					173,035,258 [4]

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KUSTOM ENTERTAINMENT, INC. and TFL, LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2025

	Historical			Pro Forma
	Kustom Historical	TFL Historical	Combined Historical	TFL Acquisition Transaction Accounting Adjustments		Combined Pro Forma
Revenue	$13,754,155	$238,554,670	$252,308,825	$—		$252,308,825

Cost of revenue	12,405,100	211,053,833	223,458,933	—		223,458,933

Gross profit	1,349,055	27,500,837	28,849,892	—		28,849,892

Selling, general and administrative expenses:
Research and development expense	551,447	—	551,447	—		551,447
Selling, advertising and promotional expense	721,690	4,045,792	4,767,482	—		4,767,482
General and administrative expense	8,424,672	21,310,348	29,735,020	2,134,816	3(a)	31,869,836
Goodwill and intangible asset impairment charge	2,533,667	—	2,533,667	—		2,533,667

Total selling, general and administrative expenses	12,231,476	25,356,140	37,587,616	2,134,816		39,722,432

Operating income (loss)	(10,882,421)	2,144,697	(8,737,724)	(2,134,816)		(10,872,540)

Other income (expense):
Interest income	116,545	1	116,546	—		116,546
Interest expense	(1,102,352)	(1,818,197)	(1,281,804)	1,818,197	3(b)	(1,102,352)
Other income	346,024	223,181	569,205	—		569,205
Change in fair value of warrant derivative liabilities	3,331,616	—	3,331,616	—		3,331,616
Gain on the extinguishment of liabilities	2,234,658	—	2,234,658	—		2,234,658
Gain on sale of property, plant and equipment	—	31,613	31,613	—		31,613

Total other income (expense	4,926,491	(1,563,402)	3,363,089	1,818,197		5,181,286

Income (loss) before income tax benefit (provision) from continuing operations	(5,955,930)	581,295	(5,374,635)	(316,619)		(5,691,254)
Income tax expense benefit (provision)	—	—	—	(67,704)	3(d)	(67,704)
Net income (loss) from continuing operations	(5,955,930)	581,295	(5,374,635	(384,323)		(5,758,958)

Discontinued operations:
Income (loss) from discontinued operations	(1,403,094)	—	(1,403,094)	—		(1,403,094)

Income tax expense benefit (provision)	—	—	—	—		—
Net income (loss) from discontinued operations	(1,403,094)	—	(1,403,094)	—		(1,403,094)

Net income (loss)	(7,359,024)	581,295	(6,777,729)	(384,323)		(7,162,052)

Net (income) loss attributable to noncontrolling interests	687,516	—	687,516	—		687,516

Net income (loss) attributable to common stockholders	$(6,671,508)	$581,295	$(6,090,213)	$(384,323)		$(6,474,536)

Net income (loss) per share attributable to common stockholders’ information:
Basic:
Continuing operations	$(15.38)					$(0.03)
Discontinued operations	$(1.85)					$(0.01)
Net loss attributable to common stockholders per share – basic	$(17.23)					$(0.04)[4]

Diluted:
Continuing operations	$(15.38)					$(0.03)
Discontinued operations	$(1.85)					$(0.01)
Net loss attributable to common stockholders per share – diluted	$(17.23)					$(0.04)[4]

Weighted average shares outstanding:
Basic	387,144					172,477,429 [4]
Diluted	387,144					172,477,429 [4]

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial statements have been prepared in accordance with Regulation S-X Article 11, as amended by SEC Final Rule Release No. 33-10786, “Financial Disclosures about Acquired and Disposed Businesses.”

The historical financial information of Kustom and TFL has been adjusted on a Pro Forma Basis to present TFL Acquisition Transaction Accounting Adjustments that reflect the accounting for the acquisition of TFL, and related transaction agreements under U.S. GAAP. In addition, the historical financial information of Kustom and TFL has been adjusted on a Pro Forma as Adjusted Basis to present the Capital Raise Transaction Accounting Adjustments that reflect the accounting for the Contemplated Capital Raise.

Under the Unit Purchase Agreement, TFL’s indebtedness will be satisfied and extinguished at closing through a structured funding mechanism: (i) Kustom will contribute up to $35.0 million toward debt payoff, (ii) TFL will utilize its existing historical cash and cash equivalents to pay down outstanding debt, and (iii) any remaining debt balance above $35.0 million after applying TFL’s cash will be funded out of, and deducted from, the net cash consideration paid to TFL selling equity holders at closing. Because TFL’s cash is fully deployed to settle debt, zero cash is acquired by Kustom.

The acquisition of 100% of the membership units of TFL is accounted for as a business combination under FASB ASC Topic 805, Business Combinations, with Kustom designated as the accounting acquirer. Under the acquisition method of accounting, total preliminary purchase consideration is allocated to TFL’s identifiable assets acquired and liabilities assumed based on their estimated acquisition-date fair values. The preliminary purchase price allocation presented herein is based on management’s preliminary estimates and assumptions, which are subject to revision as additional information becomes available and final appraisals are completed.

Note 2. Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2026 are as follows:

(a) TFL Acquisition Transaction Adjustments:

1.	(1) Cash Consideration Paid and Net Settlement: Reflects the net cash outflow of $83,073,350 paid to TFL unit holders upon closing (funded from the net proceeds of the Capital Raise), which represents the $89,600,000 base cash purchase consideration less $6,526,650 of excess debt funded out of cash consideration per the Unit Purchase Agreement mechanics detailed in Note 2(b)(3) below.

(2) Stock Consideration Issued: Reflects the assumed issuance of estimated 22,400,000 shares of Kustom common stock to TFL equity sellers with an aggregate fair value of $22,400,000 ($22,400 at par value and $22,397,760 APIC) based on an assumed price of $1.00 per share.

(3) Debt Settlement and Cash Utilization Adjustments (Unit Purchase Agreement Provisions):

○	Full Extinguishment of TFL Indebtedness: Pursuant to the Unit Purchase Agreement, TFL’s total historical indebtedness of $44,431,700 as of June 30, 2026 is fully paid off and extinguished at closing, resulting in $0 debt assumed by Kustom. The total debt payoff of $44,431,700 is funded via:

■	$35,000,000 funded directly by Kustom as Buyer debt payoff consideration.

■	$2,905,050 of TFL’s existing cash applied directly to debt paydown and

■	$6,526,650 of excess debt funded via a reduction in the net cash consideration paid to sellers at closing.

Full Application of TFL Cash / Zero Cash Acquired: Reflects the complete utilization of TFL’s $2,905,050 historical cash and cash equivalents toward debt paydown, resulting in an adjustment eliminating TFL’s cash balance and leaving $0 cash acquired by Kustom.

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(4) Preliminary Purchase Price Allocation & Goodwill: Reflects the preliminary allocation of the total purchase consideration of $112.0 million (plus up to $35 million in debt-payoff funded by Kustom) to TFL’s identifiable tangible and intangible assets acquired and liabilities assumed based on preliminary fair value estimates:

Purchase price consideration:	Amount
Cash consideration - base	$89,600,000
Reduction in cash consideration for excess debt offset	(6,526,650)
Buyer-funded debt payoff consideration	35,000,000
Equity consideration (22,400,000] shares of Kustom common stock)	$22,400,000

Total preliminary purchase price consideration	$140,473,350

Preliminary allocation to Net Assets Acquired:
Historical net assets of TFL acquired	20,945,221
Add: Extinguishment of historical TFL indebtedness per Unit Purchase Agreement (debt-free acquired)	35,000,000
Less: Historical intangible assets eliminated	(3,954,964)
Add: Fair value step-up of identifiable intangibles acquired	25,000,000
Net identifiable assets acquired	76,990,257
Preliminary goodwill	63,483,093

Total preliminary allocation	$140,473,350

(5) Elimination of Historical Equity: Reflects the complete elimination of TFL’s historical members’ equity balances of $20,945,221 as of June 30, 2026.

(6) Acquisition Transaction Costs: Reflects an adjustment to reduce cash and retained earnings by $1.0 million for non-recurring acquisition, legal, and advisory fees directly incurred by Kustom and TFL in connection with the transaction.

(7) TFL Tax Status Conversion & Section 338(h)(10) Election:

●	Tax Basis Alignment: Kustom and TFL equity holders have agreed to make a joint election under IRC Section 338(h)(10). As a result, the transaction is treated as an asset acquisition for U.S. federal and state income tax purposes, and the tax basis of TFL’s acquired assets is stepped up to fair market value at closing. Because GAAP and tax bases align upon acquisition, no initial deferred tax liability (DTL) is recorded on the acquisition step-up.

(8) Deferred Tax Asset Valuation Allowance Adjustment

■	Release of Valuation Allowance: Reflects a reduction of $40,000,000 in Kustom’s historical valuation allowance against its U.S. federal and state net deferred tax assets (primarily composed of Net Operating Loss (NOL) carryforwards). Based on TFL’s historical taxable income, projected combined future operations, and the post-Offering capital structure, management concluded it is more likely than not that $40,000,000 of net deferred tax assets will be realized. This adjustment increases Net Deferred Tax Assets and decreases Accumulated Deficit by $40,000,000 on the balance sheet.

(b) Capital Raise Transaction Adjustments

(1)	Cash and Cash Equivalents: Reflects net proceeds received from the proposed public offering (the “Offering”) of an estimated 150,000,000 shares of Kustom common stock, par value $0.001 per share, at an assumed offering price of $1.00 per share:

Capital raise component:
Gross proceeds from capital raise	$150,000,000
Less: Estimated underwriting discounts and commissions	(10,500,000)
Less: Estimated professional fees and direct offering expenses	(4,500,000)

Net proceeds from capital raise	$135,000,000

(2) Common Stock and Additional Paid-in Capital (APIC): Reflects the gross equity proceeds from the estimated issuance of 150,000,000 shares of common stock ($150,000 par value and $149,850,000 APIC), reduced by $15,000,000 in direct transaction and underwriting costs charged directly to APIC.

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Note 3. Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The adjustments included in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025 all relate to the TFL Acquisition Transaction Accounting Adjustments and are as follows:

(a) Amortization of Acquired Intangible Assets: Reflects net incremental amortization expense resulting from the $25,000,000 preliminary fair value step-up of acquired identifiable intangible assets (amortized on a straight-line basis over an estimated weighted-average useful life of 10 years), net of the elimination of TFL’s historical amortization expense:

	Six months ended June 30, 2026	Year ended December 31, 2025
Pro Forma amortization expense for period	$1,250,000	$2,500,000
Less: Historical TFL amortization expense	(203,370)	(365,184)

Net pro forma amortization expense adjustment	$1,046,630	$2,134,816

(b) Elimination of Historical Interest Expense: Reflects the elimination of historical interest expense associated with TFL’s indebtedness that is required to be paid off in full prior to closing per the Unit Purchase Agreement.

(c) Non-Recurring Acquisition Costs: Reflects the elimination of $1,000,000 in non-recurring acquisition and legal expenses incurred during the historical period that are directly related to the transaction and will not have a continuing impact on combined operations.

(d) Income Tax Adjustment for TFL Conversion: Pro forma income tax expense reflects corporate income tax on TFL’s historical pre-tax income at an assumed combined U.S. federal and state statutory rate of 25.58%, as well as the tax effects of pro forma transaction accounting adjustments. No pro forma income tax benefit has been recognized with respect to Kustom’s historical operating losses for the six months ended June 30, 2026 and for the year ended December 31, 2025, as those losses were subject to a full valuation allowance during the historical period. The $40.0 million partial release of Kustom’s valuation allowance is presented solely as a balance sheet Transaction Accounting Adjustment as of June 30, 2026, and is excluded from the statement of operations to prevent distorting ongoing pro forma operating results.

Note 4. Pro Forma Net Income (Loss) Per Share

Pro forma basic and diluted net income (loss) per share attributable to common stockholders are calculated as follows:

	Six Months ended June 30, 2026	Year ended December 31, 2025
Pro Forma net income (loss) attributable to common shareholders	$(5,197,568)	$(6,474,536)
Weighted average common shares outstanding – Kustom historical	635,258	77,429
Shares issued in connection with Capital Raise Offering	150,000,000	150,000,000
Shares issued as consideration for the TFL Acquisition	22,400,000	22,400,000
Pro forma weighted average shares outstanding – Basic and Diluted	173,035,258	172,477,429
Pro forma net income (loss) per share – Basic and Diluted	$(0.03)	$(0.04)

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Description of TFL’s Business

Founded in 2004 as Tickets For Less, TFL is a live event ticketing technology company and inventory distribution platform that powers unforgettable live event experiences by connecting consumers to the best selection of sports, concerts, and theater performances worldwide.

TFL is deeply connected within the live event ecosystem and is a prominent ticket technology partner to professional and college sports teams, music venues, and companies powering rewards and loyalty platforms.

TFL currently operates primarily across North America with inventory supply reaching worldwide. TFL procures ticket inventory supply through rightsholders, and professional ticket marketplaces that is sold through multiple partner channel marketplaces. The company also operates approximately 25 private label-branded ticket marketplaces, including TFL’s fully owned and managed Ticketsforless.com marketplace. With its technology and distribution platform, TFL enables companies to deliver end-to-end value to their customers while maintaining security and simplicity throughout the shopping journey.

TFL’s partnerships with sports teams, artists, venues, and rightsholders focus on ticketing strategies that maximize attendance and revenue. These partnerships enable strategic pricing, shared profitability, and real-time performance insights. TFL’s first party data is a major component of these partnerships.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of four (4) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, four of which are presently directors of Kustom Entertainment, Inc.

If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this Proxy Statement are set forth below:

Name of Nominee	Age	Director Since
Stanton E. Ross	64	2005
Leroy C. Richie (1)(2)(3)	84	2005
D. Duke Daughtery (1)(2)(3)	62	2023
Charles M. Anderson (1)(2)(3)	69	2024

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Governance Committee

Stanton E. Ross has served as Chairman, President and Chief Executive Officer (“CEO”) of the Company since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of American Noble Gas Inc. (formerly known as Infinity Energy Resources, Inc.), a publicly held oil and gas exploration and development company (“AMGAS”) and served as an officer and director of each of AMGAS’s subsidiaries. He resigned from all his positions with AMGAS in June 2005, except Chairman, but was reappointed President in October 2006. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions, and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross estimates he devoted most of his time to the Company and the balance to AMGAS in 2020. In late 2007, AMGAS sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and AMGAS and has not held any others during the previous five years. The Company believes that Mr. Ross’s broad entrepreneurial, financial, and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.

Leroy C. Richie has been the Lead Independent Director of the Company since September 2005. He is also the Chairman of the Compensation Committee and Nominating Committee and a member of the Audit Committee. Since June 1, 1999, Mr. Richie has been a director of AMGAS. Additionally, until 2017, Mr. Richie served as a member of the board of directors of Columbia Mutual Funds, (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. From 2007 to 2014, Mr. Richie served as a member of the board of directors of OGE Energy Corp. He holds no other public directorships and has not held any others during the previous five years. Until 2019, Mr. Richie served as the Vice-Chairman of the Board of Trustees and Chairman of the Compensation Committee for the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for its automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978) and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

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D. Duke Daughtery joined the board of directors of the Company in October 2024 and he is also the chairman of the Audit Committee, and a member of the Compensation Committee and Nominating Committee. From 1987 to 2019, Mr. Daughtery was an assurance partner and audit practice leader with Grant Thornton and Deloitte & Touche in Kansas City. Mr. Daughtery was instrumental in the significant growth of Grant Thornton’s Kansas City audit practice. Mr. Daughtery served numerous companies ranging from high growth private equity backed clients, to multi-billion revenue private companies to public companies ranging from smaller public companies to the Fortune 500. Mr. Daughtery brings to the board of directors many years of leadership experience as an assurance partner at major accounting firms and extensive experience in developing and executing growth strategies, acquisitions and capital transactions. The Company considers Mr. Daughtery to be an audit committee financial expert. Mr. Daughtery obtained his Bachelor of Arts in Accounting and in Management and Business Administration from Saint Ambrose University. Mr. Daughtery holds no public company directorships other than with the Company and has only held the aforementioned position in the Company during the previous five years. From 2019 to 2024 Mr. Daughtery was not employed by any company. The Company believes that Mr. Daughtery’s extensive experience as an accountant of public companies gives him the qualifications and skills to serve as a director.

Charles “Chopper” Anderson joined the board of directors of the Company in December 2024. Mr. Anderson has served as Chief Executive Officer at Alien Audio since 2007. He is a renowned bass player known for his exceptional talent and versatility in the music industry. Mr. Anderson graduated from Belmont College in 1977 as one of the first graduates of their newly found music program. Moving to Nashville, Tennessee in 1975, Mr. Anderson became a sought-after session musician, collaborating with a wide range of artists across genres like rock, pop, country, and R&B. Through a variety of tours, records, and sessions, Mr. Anderson played the bass guitar with numerous notable artists such as Dolly Parton, Dottie West, Kenny Rogers, Marie Osmond, Lee Roy Parnell, and Edwin McCain. From 1991 to 2001 Mr. Anderson was on tour with Reba McIntire. In 2007, he founded his own bass guitar manufacturing company, Alien Audio, still doing business to date. His dynamic bass lines have featured on numerous hit albums, earning him a reputation for innovation and reliability. His contributions to music have earned him several awards and accolades, celebrating his technical proficiency and creative approach. His lasting impact on the music world continues to inspire both current and future generations of musicians. Mr. Anderson holds no public company directorships, nor has he held any public company directorships within the past five years, and the Company believes that Mr. Anderson’s extensive experience in the entertainment industry gives him the qualifications and skills to serve as a director.

Vote Required and Recommendation

If a quorum is present and voting, the four nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR EACH OF THE FOUR NOMINEES NAMED ABOVE.

Board of Directors and Committee Meetings

Our Board of Directors held four meetings and acted a number of times by unanimous consent resolutions during the fiscal year ended December 31, 2025. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2025. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2025 annual meeting of stockholders.

Committees of the Board of Directors

Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2025 and year-to-date 2026.

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Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company’s policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our Annual Report on Form 10-K; discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the SEC requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2025 was included in our annual proxy statement for 2026.

The Audit Committee is currently comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the SEC and Nasdaq Rule 5605(a)(2). The Audit Committee held four meetings during the year-ended December 31, 2025. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The current members of our Audit Committee are D. Duke Daughtery, who serves as Chairman, Leroy C. Richie, and Charles M. Anderson. The Board determined that Mr. Daughtery qualifies as an “audit committee financial expert,” as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations and is independent as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee to assure that such services do not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditors are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent registered public accounting firm. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the SEC requires in our future Form 10-Ks and proxy statements.

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Our Compensation Committee is currently comprised of three Directors, whom the Board considers to be independent under the applicable rules and listing standards of Nasdaq and the SEC rules and regulations. The current members of our Compensation Committee are Leroy C. Richie, Chairman, D. Duke Daughtery, and Charles M. Anderson. The Compensation Committee held two meetings and acted several times by unanimous written consent resolutions during the year ended December 31, 2025. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Thomas J. Heckman, our Chief Financial Officer, also assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter for the Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating, and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise, or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy regarding the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

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The Nominating and Governance Committee selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Nominating and Governance Committee:

●	determines the criteria for the selection of prospective directors and committee members;

●	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

●	evaluates the performance and contributions of directors eligible for re-election;

●	determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

●	identifies persons who can provide needed skills and characteristics;

●	screens possible candidates for Board membership;

●	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

●	shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is currently comprised of three Directors, whom the Board considers to be independent under the applicable rules and listing standards of Nasdaq and the SEC rules and regulations. The Nominating and Governance Committee held one meeting during the year ended December 31, 2025. The current members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, D. Duke Daughtery, and Charles M. Anderson. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which was amended in February 2010.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, independent registered public accounting firm, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

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Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.

In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Board Leadership Structure

Our Board of Directors does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead independent director, to ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and suppliers, particularly during times of turbulent economic and industry conditions.

Our Board of Directors also believes that a lead independent director is part of an effective Board leadership structure. To this end, the Board has appointed Leroy C. Richie as the lead independent director. The independent directors meet regularly in executive sessions at which only they are present, and the lead independent director chairs those sessions. As the lead independent director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee that evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that its leadership structure, which includes the appointment of a lead independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Kustom Entertainment, Inc., attention: Corporate Secretary, 1475 N Winchester St, Olathe, KS 66061. Stockholders who would like their submission directed to a member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. The policy of our Nominating and Governance Committee is to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our Bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our Bylaws. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Kustom Entertainment, Inc., Attention: Corporate Secretary, 1475 N Winchester St, Olathe, KS 66061. Such recommendations will be forwarded to the Nominating and Governance Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the Annual Meeting. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

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Stockholder Nominations of Directors. Our Bylaws provide that, in order for a stockholder to nominate a director at an annual meeting of stockholders, the stockholder must give timely written notice to our Secretary and such notice must be received at our principal executive offices not less than one-hundred-and-twenty (120) days before the date of our release of the Proxy Statement to stockholders in connection with our previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee that is required under the Exchange Act, including such person’s written consent to being named in the Proxy Statement as a nominee and serving as a director, and cooperating with a background investigation. In addition, the stockholder must include in such notice the name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to our Secretary the information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.

To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees, officers and directors act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at https://kustoment.com/ and the Code of Ethics and Conduct was filed as an exhibit to our Annual Report on Form 10-K filed on March 4, 2008.

Director Compensation

Our non-employee directors received the stock option grants noted in the “Director Compensation” table below for their service on the Board of Directors in 2025, including on the Audit, Nominating and Governance, and Compensation Committees.

Director compensation for the year ended December 31, 2025 was as follows:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Stanton E. Ross, Chairman of the Board of Directors(1)	$-	$-	$-	$-
Leroy C. Richie (2)	$157,000	$-	$-	$157,000
D. Duke Daughtery (2)	$105,000	$-	$-	$105,000
Charles M. Anderson (2)	$54,167	$-	$-	$54,167

(1)	As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.

(2)	The amounts shown include payments of director fees that were accrued and unpaid as of December 31, 2024, cash fees paid during the first and second quarters of 2025, and accrued but unpaid fees for the third and fourth quarters of 2025.

Outstanding Stock Options Held by Directors

The following table presents information concerning the outstanding equity awards for the Directors as of December 31, 2025:

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Outstanding Equity Awards at Fiscal Year-End

	Equity
	incentive
	plan
	awards:
	Number of	Number of	Number of
	securities	securities	securities
	underlying	underlying	underlying	Option
	unexercised	unexercised	unexercised	exercise	Option
	options (#)	options (#)	unearned	price	expiration
Name	exercisable	unexercisable	options (#)	($)	date
Stanton E. Ross Chairman, CEO and President	-	-	-	$-	-

Leroy C. Richie Lead Outside Director (1)	1			$200,400.00	7/8/2031
	1			$250,800.00	5/1/2030
	2			$361,200.00	5/24/2029
	1			$264,000.00	7/5/2028
	2			$360,000.00	8/14/2027
	2	-	-	$470,400.00	5/11/2026

D Duke Daughtery
Director	-		-	$-	-

Charles M Anderson
Director	-		-	$-	-

(1)	On March 23, 2026, Mr. Richie and the Company mutually agreed to cancel/forfeit all of his outstanding options to acquire Common Stock that were outstanding as of December 31, 2025. Therefore, Mr. Richie no longer holds these outstanding options to acquire Common Stock as of the date of this Proxy Statement. Mr. Richie did not receive any compensation for the forfeiture and cancellation of these outstanding options to acquire Common Stock.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Name	Age	Position
Peng Han	52	COO
Thomas J. Heckman	67	CFO, Treasurer and Secretary

Peng Han has served as Chief Operating Officer since November 2021. Joining the Company in February 2010, Mr. Han served as Lead Software Engineer, Software Manager, Vice President of Engineering, and CTO. With over two decades of experience in spearheading the development of innovative and cutting-edge software and hardware products, Mr. Han’s expertise lies in large-scale software development, video technology, real-time embedded systems, telecommunications, and intellectual property management. From 2005 to 2010, Mr. Han worked as Senior Staff Engineer for Ingenient Technologies, a leading provider of embedded multimedia system solutions. From 2004 to 2005, Mr. Han was employed by WMS Gaming, an electronic game entertainment company, where he worked as Core Software Engineer. From 2001 to 2003, he was employed as a Software Engineer by Tellabs, a telecommunication software and hardware solution provider. Mr. Han received his Master of Science degree in Computer Science at Iowa State University in Ames, Iowa.

Thomas J. Heckman has served as our Chief Financial Officer, Secretary and Treasurer since September 2007. During the years 2001-2007, Mr. Heckman provided consulting and business investment services to publicly traded and private companies. He has been involved in the successful completion of a number of initial public offerings (IPOs), reverse mergers and other transactions; drafted, filed and achieved SEC effectiveness for Form SB-2 filings; assisted in the raising of capital for private companies in a variety of industries; and developed multiple private placement memorandums. From 1983 until 2001, Mr. Heckman was employed by Deloitte and Touche, LLP, a subsidiary of Deloitte Touche Tohmatsu, one of the largest auditing, consulting, and financial advisory, risk management, and tax services organizations in the world. During his 18 years with Deloitte and Touche, LLP, including six years as Accounting and Auditing Partner in the Kansas City office, Mr. Heckman specialized in IPOs and public reporting entities. He served as partner in charge of a high-technology and emerging/high-growth company market segment for cross-discipline marketing efforts, assisted companies in preparing for public offerings and other liquidity events, and was involved in numerous initial/secondary financings and merger / acquisition transactions for public and private companies. He is experienced in all facets of SEC financial reporting and compliance matters. Mr. Heckman earned his Bachelor of Arts degree in Accounting at the University of Missouri - Columbia.

EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2025 and 2024:

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)		Option awards ($) (1)	All other compensation ($) (2)	Total ($)
Stanton E. Ross	2025	$256,216	$150,000	$-		$-	$15,326	$421,542
Chairman, CEO and President	2024	$112,885	$-	$42,600	(3)	$-	$6,175	$161,660

Thomas J. Heckman	2025	$125,646	$-	$-		$-	$3,122	$128,768
CFO, Treasurer and Secretary	2024	$51,923	$-	$-		$-	$2,885	$54,808

Peng Han	2025	$259,385	$-	$-		$-	$8,567	$267,952
COO	2024	$112,885	$-	$31,950	(4)	$-	$5,706	$150,541

(1) Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted.

(2) Amounts included in all other compensation include the following items: the employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. We are required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee (i) is 100% vested at all times in the employee contributions and employer matching contributions; (ii) receives Company paid healthcare insurance; (iii) receives Company paid contributions to health savings accounts; and (iv) receives Company paid life, accident and disability insurance. See “All Other Compensation Table” below.

(3) Stock awards include the following restricted stock granted during 2024 to Mr. Ross: 4 shares at $10,650.00 per share that vested 100% on January 31, 2025, subject to Mr. Ross remaining an employee of the Company at that point in time.

(4) Stock awards include the following restricted stock granted during 2024 to Mr. Han: 3 shares at $10,650.00 per share, of which 1 shares vested immediately on January 31, 2024 at $10,650.00 per share and the remaining to vest annually beginning on January 31, 2025 through January 31, 2028, subject to Mr. Han remaining an employee of the Company at that point in time.

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All Other Compensation Table

Name	Year	401(k) Plan contribution by Company	Company paid healthcare insurance	Flexible & health savings account contributions by Company	Company paid life, accident & disability insurance	Other Contractual payments	Total
Stanton E. Ross	2025	$8,048	$5,562	$895	$821	$-	$15,326
Chairman, CEO and President	2024	$4,635	$-	$719	$821	$-	$6,175

Thomas J. Heckman	2025	$2,600	$-	$-	$522	$-	$3,122
CFO, Treasurer and Secretary	2024	$1,869	$-	$379	$637	$-	$2,885

Peng Han	2025	$7,746	$-	$-	$821	$-	$8,567
COO	2024	$4,885	$-	$-	$821	$-	$5,706

Compensation Policy. Our executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable us to achieve earnings and profitability growth to satisfy its stockholders. We must, therefore, create incentives for these executives to achieve both our and individual performance objectives using performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of its compensation package consist of base salary, stock options or restricted stock awards and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis but may take place more often in the discretion of the Compensation Committee.

On January 31, 2024, the Compensation Committee approved the annual base salaries of Stanton E. Ross, Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, and Peng Han, Chief Operating Officer, at $250,000, $120,000, and $250,000, respectively, for 2024. However, the officers voluntarily reduced their salaries throughout 2024 to the amounts indicated in the Summary Compensation Table to support the Company’s cash flow position.

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On January 27, 2026, the Compensation Committee approved the annual base salaries of Stanton E. Ross, Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, and Peng Han, Chief Operating Officer, at $200,000, $90,000, and $200,000, respectively, for 2026.

The Compensation Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both the individual and our performances and will include both objective and subjective criteria specific to each executive’s role and responsibility with us.

Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive with us, tenure with us, as well as our performance. The vesting period of options and restricted stock is also tied, in some instances, to our performance directly related to certain executives’ responsibilities with us. The Compensation Committee determined that Messrs. Ross and Han were eligible for awards of stock options or restricted stock in 2025 based on their performance however, no awards were made during 2025 based on the Company’s financial results and cash flow position, Refer to the “Grants of Plan-Based Awards” table below for restricted stock awards made in 2025. The Committee also determined that Messrs. Ross, Heckman, and Han would be eligible in 2025 for awards of restricted stock or stock options, however, no awards were made during 2025 based on the Company’s financial results and cash flow position.

Bonuses. During the year ended December 31, 2025, a discretionary bonus of $150,000 was paid to Stanton E. Ross. No bonuses were awarded to Mr. Heckman or Han for 2025, or to any executive officer for 2024. Refer to the “Summary Compensation Table” above.

Other. In July 2008, we amended and restated our 401(k) Plan. The amended 401(k) Plan requires us to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employees’ elective deferrals between 4% and 5%. We have made matching contributions for executives who elected to contribute to the 401(k) Plan during 2024. Each participant is 100% vested at all times in employee and employer matching contributions. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of our Common Stock held in the 401(k) Plan. We have no profit-sharing plan in place for our employees. However, we may consider adding such a plan to provide yet another level of compensation to our compensation plan.

The following table presents information concerning the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2025:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All other stock awards: Number of shares of stock or units: (#) (1) (2)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (2)
Stanton E. Ross
Chairman and CEO	-	-	-	$-	$-

Thomas J. Heckman
CFO, Treasurer and Secretary	-	-	-	$-	$-

Peng Han
COO	-	-	-	$-	$-

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross and Thomas J. Heckman. In April 2018 we amended these agreements.

Retention Agreements - Potential Payments upon Termination or Change of Control

The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on December 31, 2025 and that the amendments to the retention agreements of each person were in effect.

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Retention Agreement Compensation

Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total
Stanton E. Ross	$50,000	$200,000	$250,000
Thomas J. Heckman	$25,000	$90,000	$115,000
Total	$75,000	$290,000	$365,000

The retention agreements guarantee the executive officers’ specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for Good Reason or is involuntarily terminated without Cause.

Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (iii) a majority of the Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; (iv) the Company’s Chief Executive Officer the CEO is replaced and/or dismissed by stockholders without the approval of the Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.

“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.

“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.

If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:

(a)	The Company shall pay the executive severance pay equal to 12 months of his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;
(b)	The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and
(c)	The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.

The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’ policies, within ten days of submission of appropriate evidence thereof by the executive.

The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2025:

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Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (1)	Market value of shares or units of stock that have not vested (2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested
Stanton E. Ross Chairman and CEO		-	-	-	-	-	$-	-	$-

Thomas J. Heckman CFO, Treasurer and Secretary	-	-	-	-	-	-	$-	-	$-

Peng Han COO	-	-	-	-	-	10	$94	-	$-

(1) These stock option and restricted stock awards were made under the Kustom Entertainment, Inc. Stock Option and Restricted Stock Plans and vest over the prescribed period contingent upon whether the individual is still employed by the Company at that point.

(2) Market value based upon the closing market price of $9.38 on December 31, 2025.

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The following table presents information concerning the stock options exercised and the vesting of restricted stock awards during 2025 for the Named Executive Officers for the year ended December 31, 2025:

	Option Exercises and Restricted Stock Vested
	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross Chairman and CEO	-	$-	7	$12,957.73	(1)

Thomas J. Heckman CFO, Treasurer and Secretary	-	$-	-	$-

Peng Han COO	-	$-	3	$6,585.67	(2)

(1)	Based on the closing market price of our Common Stock of $2,580.03 on January 10, 2025, the date of vesting for 3 shares of Common Stock, and the closing market price of our Common Stock of $1,304.41 on January 31, 2025, the date of vesting for 4 shares of Common Stock for Mr. Ross. All share quantities and per-share prices reflected in this footnote are after giving effect to the reverse stock splits of the Company.

(2)	Based on the closing market price of our Common Stock of $1,304.41 on January 31, 2025, the date of vesting for 1 share of Common Stock, the closing market price of our Common Stock of $2,701.23 on January 7, 2025, the date of vesting for and the closing market price of our Common Stock of $2,580.03 on January 10, 2025, the date of vesting for 1 share of Common Stock for Mr. Han. All share quantities and per-share prices reflected in this footnote are after giving effect to the reverse stock splits of the Company.

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans (defined below under “Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action”) is in the discretion of the administrator and therefore cannot be determined in advance. The Board’s policy in 2024 was to grant officers an award of 10 restricted shares of Common Stock to our CEO and 8 restricted shares of Common Stock to our COO and each non-employee director no award of options or restricted stock, all subject to vesting requirements.

The following table sets forth (a) the aggregate number of shares of Common Stock subject to options granted under the Plans during the year ended December 31, 2025 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

Number of
Restricted
	Shares of	Number of	Average per
	Common	Options	Share Exercise
Name of Individual or Group	Stock Granted	Granted	Price
Stanton E. Ross, Chairman of the Board of Directors & CEO	-	-	$-
Leroy C. Richie, Director	-	-	$-
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	-	-	$-
Peng Han, COO	-	-	$-
All executive officers, as a group	-	-	$-
All directors who are not executive officers, as a group	-	-	$-
All employees who are not executive officers, as a group	-	-	$-

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INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2025, the Company had adopted ten separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”), (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”), (vi) the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”), (vii) the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”), (viii) the 2018 Stock Option and Restricted Stock Plan (the “2018 Plan”), (ix) the 2020 Stock Option and Restricted Stock Plan (the “2020 Plan”), and (x) the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”). The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan, 2015 Plan, 2018 Plan, 2020 Plan and 2022 Plan are referred to as the “Plans.”

Stock option grants. The Company believes that such awards better align the interests of our employees with those of its stockholders. Option awards have been granted with an exercise price equal to the market price of its stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards typically provide for accelerated vesting if there is a Change in Control (as defined in the Plans). The Company has registered all shares of Common Stock that are issuable under its Plans with the SEC. A total of 25,021 shares remained available for awards under the various Plans as of December 31, 2025.

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. The Compensation Committee of our Board (the “Compensation Committee”) administers the Plans by making recommendations to the Board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the Common Stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

We have filed various registration statements on Form S-8 and amendments to previously filed Form S-8’s with SEC, which registered Common Stock issued or to be issued underlying the awards under the Plans.

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The following table sets forth certain information regarding the Plans as of December 31, 2025:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	9	$270,840.00	25,021
Equity compensation plans not approved by stockholders	-	$-	-
Total all plans	9	$270,840.00	25,021

Pay Versus Performance

The following table sets forth compensation information for our Chief Executive Officer, Stanton E. Ross, referred to in the tables below as the PEO, and our Chief Financial Officer, Thomas J. Heckman, and our Chief Operating Officer, Peng Han, referred to in the tables below as the Non-PEO NEOs, for purposes of comparing their respective compensation to our net loss, calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2025 and 2024.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Net Income (Loss)
	(1)	(2)	(3)	(4)
2025	$421,542	$412,437	$198,360	$184,400	$(7,359,024)
2024	$161,660	$116,097	$102,675	$88,325	$(21,715,725)

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Ross in the Summary Compensation Table for the fiscal years ended December 31, 2025 and 2024.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Ross during the applicable year, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “PEO Equity Award Adjustment Breakout” below for further information.

(3)	The dollar amounts reported are the average total compensation reported for our Non-PEO NEO in the Summary Compensation Table for the fiscal years ended December 31, 2025 and 2024.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our Non-PEO NEOs. The dollar amounts reported are the average total compensation reported for our Non-PEO NEOs in the Summary Compensation Table for the fiscal years ended December 31, 2025 and 2024, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “Non-PEO NEOs Equity Award Adjustment Breakout” below for further information.

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PEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)		Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years		Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2025	$421,542	$	(-0-)	$-0-	$	(-0-)	$-0-	$(9,105)	$412,437
2024	$161,660		$(42,600)	$10,600		$(13,913)	$-0-	$350	$116,097

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

Non-PEO NEOs Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year (1)	Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity Awards for Non-PEO NEOs(2)		Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEOs
2025	$198,360	$	(-0-)	$75	$(12,600)	$-0-	$(1,435)	$184,400
2024	$102,675		$(15,975)	$3,975	$(5,565)	$3,195	$20	$88,325

(1)	All the amounts are average for Non-PEO NEOs.

(2)	Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our outstanding shares of Common Stock must report on their ownership of the Company’s securities and any changes in such ownership to the SEC. Specific due dates for these reports have been established. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of the reports listed in the table below:

Name	Number of Late Reports	Description
Charles M. Anderson	2	Charles Anderson’s Form 3 was not filed on a timely basis; Charles Anderson’s Form 4 was not filed on a timely basis.
Thomas Heckman	1	Thomas Heckman’s Form 4 was not filed on a timely basis.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the beginning of the last two fiscal years ended December 31, 2025 and 2024 to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Transactions with Managing Member of Nobility Healthcare

The Company accrued reimbursable expenses payable to Nobility, LLC totaling $0 and $245,716 as of December 31, 2025 and 2024, respectively. Total management fees accrued and payable in accordance with the operating agreement totaled $19,496 and $38,625 as of December 31, 2025 and 2024, respectively. The Company recorded management fee expense of $0 and $67,905 for the years ended December 31, 2025 and 2024, respectively.

Nobility Healthcare was classified as a discontinued operation as of December 31, 2025. Accordingly, amounts reflected for 2025 represent the full year of Nobility Healthcare’s operations, presented as discontinued operations following its classification as of December 31, 2025 and subsequent sale in January 2026.

Transaction with Chief Executive Officer of TicketSmarter

On September 22, 2023, a trust, the beneficiaries of which are TicketSmarter’s Chief Executive Officer and his spouse, made a loan in the amount of $2,325,000 to TicketSmarter to support TicketSmarter’s operations. On October 2, 2023 an additional $375,000 was advanced to TicketSmarter. The transaction was recorded as a related party note payable (the “TicketSmarter Related Party Note”). The TicketSmarter Related Party Note bears interest of 13.25% per annum with repayment beginning January 2, 2024. As of December 31, 2024, the entire TicketSmarter Related Party note balance totaled $2,700,000, and is classified as current, with an accrued interest balance of $488,711. The use of proceeds of the TicketSmarter Related Party Note was to resolve numerous outstanding payables at a discounted rate, the discount received to resolve such outstanding payables is recognized as a gain on extinguishment of liabilities on the statement of operations. On August 19, 2024, the parties agreed to amend the note whereby the repayment dates were extended to begin on January 2, 2025 and continue at $54,000 for 50 consecutive weeks plus interest. The parties did not change any other provisions or terms of the note. The amendment was determined to be a modification of the note rather than an extinguishment and reissuance of a new note. On March 20, 2025, the parties agreed to amend the note whereby the interest rate was reduced from 13.25% to 8% per annum, weekly payments were reduced from $54,000 to $11,000, the repayment term was extended to 247 weeks, and all accrued interest of $582,203 was eliminated. On April 18, 2025, the parties agreed to amend the note whereby the outstanding principal was reduced from $2,678,000 to $2,000,000, weekly payments were reduced from $11,000 to $9,600, all accrued interest was eliminated, and the interest rate remained at 8%. On June 4, 2025, the parties agreed to amend the note whereby a subordination clause was added providing that the note will only be repaid once the Company’s intercompany line of credit with TicketSmarter has been fully satisfied, effectively deferring all payments until satisfaction of that obligation.

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Related Person Transaction Policy

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Company’s policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of the Common Stock or any other class of the Company’s voting equity securities; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person.

In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.

The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

Company Related Party Note

On August 22, 2024, the Company’s Chief Executive Officer, made a loan in the amount of $100,000 to the Company to support its operations. In addition, on October 24, 2024, the Company’s Chief Executive Officer, made an additional loan in the amount of $40,000 to the Company to support its operations. These transactions were recorded as related party notes payable (the “Company Related Party Notes”). The Company Related Party Notes bear interest at prime rate (8.00% as of December 31, 2025 and 2024) per annum with repayment due on demand. The Company paid off the Company Related Party Notes in full during the year ended December 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 4, 2026, information regarding beneficial ownership of our Common Stock for:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our executive officers;
●	each of our directors; and
●	all of our current executive officers and directors as a group.

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Beneficial ownership is determined according to the rules of the United States Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of September 4, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable

Common Stock subject to securities currently exercisable or exercisable within sixty (60) days of September 4, 2026 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Kustom Entertainment, Inc., 1475 N Winchester St, Olathe, KS 66061.

	Number of Shares of Common Stock Beneficially Owned (1)		% of Total
	Shares	%	Voting Power
5% or Greater Stockholders:
None

Executive Officers and Directors:
Stanton E. Ross	27	*	*
Leroy C. Richie	-0-	*	*
D. Duke Daughtery	1	*	*
Thomas J. Heckman(2)	604	*	*
Peng Han(3)	15	*	*
Charles M. Anderson	-0-	*	*

All executive officers and directors as a group (Six individuals)	647	* %	* %

* Represents less than 1%.

(1)	Based on 6,506,860 shares of Common Stock issued and outstanding as of September 4, 2026 and, with respect only to the ownership by all executive officers and directors as a group
(2)	Mr. Heckman’s total shares of Common Stock include 602 shares of common stock held in the Company’s 401(k) Retirement Savings Plan the 401(k) Plan (on April 6, 2026) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.
(3)	Mr. Han’s total shares of Common Stock include 7 restricted shares that are subject to forfeiture to us.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Victor Mokuolu CPA PLLC has served as our independent registered public accounting firm since May 5, 2025 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Audit Committee recommends the stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of Victor Mokuolu CPA PLLC, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that Victor Mokuolu CPA PLLC is well suited to provide the services that we require in 2026 and beyond. Representatives of Victor Mokuolu CPA PLLC will not be in attendance at the Annual Meeting, and therefore unavailable to respond to questions or to make a statement.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Audit Committee.

Audit and Related Fees

The following table is a summary of the fees for the fiscal years ended December 31, 2025 and 2024:

Fee Category	Fiscal 2025 fees	Fiscal 2024 fees
Audit fees	$282,500	$275,000
Audit-related fees	-	165,000
Tax fees	-	-
All other fees	-	-
Total fees	$282,500	$440,000

Fiscal year 2025 fees were billed by Victor Mokuolu CPA PLLC (“VMCPA”), the Company’s current independent registered public accounting firm. Fiscal year 2024 fees were billed by RBSM LLP, the Company’s former independent registered public accounting firm. The Company engaged VMCPA as its independent registered public accounting firm effective May 5, 2025.

Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consents issued for certain filings with the SEC, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote will be required to ratify the appointment of Victor Mokuolu CPA PLLC as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VICTOR MOKUOLU CPA PLLC AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF KUSTOM ENTERTAINMENT, INC. FOR THE YEAR ENDING DECEMBER 31, 2026.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

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REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2025, which includes our consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the fiscal years ended December 31, 2025 and December 31, 2024 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2025, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the fiscal year ended December 31, 2025. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” Finally, the Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2025 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF KUSTOM ENTERTAINMENT, INC.

Leroy C. Richie, Chairman
D. Duke Daughtery
Charles M. Anderson

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PROPOSAL THREE

TO APPROVE AN amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 23,333,333 shares to 1,200,000,000 SHARES, OF WHICH 1,000,000,000 shares shall be classified as Common Stock AND 200,000,000 SHARES SHALL BE CLASSIFIED AS PREFERRED STOCK

Proposal No. 3 seeks your approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock that we may issue from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as Common Stock and 200,000,000 shares shall be classified as Preferred Stock (the “Additional Stock Authorization”). The Additional Stock Authorization was adopted by the Board on September 8, 2026, subject to stockholder approval at the Annual Meeting. The form of amendment to amend our Articles of Incorporation (the “Amended Articles”), pursuant to which the Additional Stock Authorization would be effected, in the event Proposal No. 3 is approved by stockholders at the Annual Meeting, is attached to this Proxy Statement as Appendix C.

Increase in Authorized Shares of Common Stock

We believe that an increase in the number of our authorized shares of Common Stock is prudent to assure that a sufficient number of shares of our Common Stock is available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and us. Our Board of Directors has determined a total of 1,000,000,000 shares of Common Stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue Common Stock in acquisitions or strategic transactions and other proper corporate purposes that may be identified by our Board in the future; (ii) issue Common Stock to augment our capital and increase the ownership of our Common Stock; and (iii) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under our stock option plans. Immediately following this increase, the Company will have approximately 983,493,140 shares of Common Stock authorized but unissued and available for issuance. As of the Record Date, we have 6,506,860 shares of Common Stock issued, 25,000 shares issuable upon exercise of outstanding options and 65,032 shares issuable upon exercise of previously issued and outstanding warrants.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of Common Stock to be authorized by the Additional Stock Authorization will have rights identical to the currently outstanding Common Stock. Adoption of the Additional Stock Authorization and issuance of the additional shares of Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

Effects and Purpose of the Increase in Authorized Preferred Stock

The additional shares of authorized Preferred Stock would be able to be issued with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board of Directors may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time providing for the issuance of such Preferred Stock. No vote of the holders of the Common Stock or the Preferred Stock, unless otherwise expressly provided in a Preferred Stock Designation creating any series of Preferred Stock, will be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation.

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The Board’s objective in approving the increase in the authorized shares of Preferred Stock is to provide maximum flexibility with respect to future financing transactions. Preferred Stock is commonly authorized by publicly traded companies and is sometimes used as a preferred means of raising capital. In some circumstances, companies, including us, have been required to utilize senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in Common Stock.

No Appraisal Rights

No stockholder appraisal rights will be applicable in connection with the increase to the authorized shares of Preferred Stock.

Effectiveness of Additional Stock Authorization

The Additional Stock Authorization, if approved by our stockholders at the Annual Meeting, will become effective once it is approved at the Annual Meeting and the Amended Articles are filed with the Secretary of State of Nevada. Upon filing the Amended Articles with the Secretary of State of Nevada, our authorized shares of Common Stock will increase from 13,333,333 shares to 1,000,000,000 shares and our authorized shares of Preferred Stock will increase from 10,000,000 shares to 200,000,000 shares.

Potential Anti-Takeover Effect of the Proposed Additional Stock Authorization

The Additional Stock Authorization relating to the increase in the number of authorized shares of our capital stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or Bylaws in effect on the date of this Proxy Statement. However, our stockholders should note that the availability of additional authorized and unissued shares of capital stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of capital stock could be issued by the Board to dilute the percentage of Common Stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us.

Our Board of Directors did not propose this Additional Stock Authorization for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our capital stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of capital stock for anti-takeover purposes.

Vote Required and Recommendation

Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date. Abstentions and broker non-votes by holders of Common Stock will have the same effect as votes against Proposal No. 3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK THAT MAY BE ISSUED FROM 23,333,333 SHARES TO 1,200,000,000 SHARES, OF WHICH 1,000,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 200,000,000 SHARES SHALL BE CLASSIFIED AS PREFERRED STOCK.

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PROPOSAL FOUR

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE UNIT PURCHASE AGREEMENT, IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(a)

Summary

The purpose of this Proposal No. 4 is to approve the transactions contemplated by the Unit Purchase Agreement, including the issuance of 20% or more of our outstanding shares of our Common Stock.

Background

On August 31, 2026, the Company entered into the Unit Purchase Agreement with TFL, the Sellers, and the Sellers’ Representative. Pursuant to the Unit Purchase Agreement, and subject to the satisfaction of the closing conditions set forth therein, the Company has agreed to acquire all of the outstanding equity interests of TFL.

The aggregate consideration of $112,000,0000, payable in the transaction consists of (i) $89.6 million in cash, subject to certain adjustments, and (ii) $22.4 million in shares of the Company’s restricted Common Stock, less certain holdback shares described below. The number of shares of Common Stock issuable as stock consideration will be determined based on the volume weighted average trading price of the Common Stock over the ten consecutive trading days ending immediately prior to the closing of the transaction.

The Company will hold back a portion of the purchase price, which holdback amount shall consist of shares of restricted Common Stock having an aggregate value of $11.2 million (the “Holdback Shares”). The Holdback Shares will be issued upon achievement of a specified target EBITDA for the period beginning on the closing date and through calendar year 2027.

The Unit Purchase Agreement provides for a purchase price adjustment based primarily on TFL’s closing net debt and transaction expenses. The Company has also agreed to repay, at closing, $35.0 million of TFL’s outstanding indebtedness, which repayment will not result in any adjustment to the purchase price. In connection therewith, $500,000 of the purchase price will be deposited into a purchase price adjustment escrow and $1.0 million will be deposited into an indemnification escrow to secure certain obligations of the Sellers.

For a more complete description of the Acquisition and the terms of the Unit Purchase Agreement, see the section entitled ‘The Acquisition’ beginning on page 15.

Effect of Issuance of Additional Securities

Approval of this proposal will enable the Company to issue the necessary securities to complete the Acquisition as contemplated. The issuance of these securities will result in substantial dilution to our existing stockholders. Each share of Common Stock that would be issuable in the transaction would have the same rights and privileges as each of our currently outstanding shares of Common Stock. As shares are issued in connection with the transaction, the ownership interest of our existing stockholders would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring stockholder approval.

If the proposal is not approved, the Company will be unable to issue securities in excess of the Nasdaq 20% limit, which would likely prevent the consummation of the transaction on its proposed terms and may cause the Company to forfeit the strategic benefits of the acquisition.

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Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq listing rule 5635(a) requires the Company to obtain stockholder approval prior to the issuance of securities in connection with an acquisition of stock or assets of another company where: (i) the securities to be issued have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities; (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such stock or securities; or (iii) the issuance could result in a change of control of the issuer.

The Company believes that the transactions contemplated by the Unit Purchase Agreement pertaining to the issuance of shares of Common Stock requires stockholder approval.

Additional Information

This summary is intended to provide you with basic information concerning the Unit Purchase Agreement. The full text of the Unit Purchase Agreement was filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 1, 2026.

Vote Required and Recommendation

Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on Proposal No. 4.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE UNIT PURCHASE AGREEMENT, IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(a).

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PROPOSAL FIVE

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION, IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(b)

Summary

The purpose of this Proposal No. 5 is to approve the transactions contemplated by the Unit Purchase Agreement, including the issuance of 20% or more of our outstanding shares of our Common Stock, which would result in a “change of control” of the Company.

Background

For a description of the Acquisition and the terms of the Unit Purchase Agreement, see the section entitled ‘The Acquisition’ beginning on page 15.

Effect of Issuance of Additional Securities

Approval of this proposal will enable the Company to issue the necessary securities to complete the Acquisition as contemplated. The issuance of these securities will result in substantial dilution to our existing stockholders. Each share of Common Stock that would be issuable in the transaction would have the same rights and privileges as each of our currently outstanding shares of Common Stock. As shares are issued in connection with the transaction, the ownership interest of our existing stockholders would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring stockholder approval.

If the proposal is not approved, the Company will be unable to issue securities in excess of the Nasdaq 20% limit, which would likely prevent the consummation of the transaction on its proposed terms and may cause the Company to forfeit the strategic benefits of the acquisition.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Under Nasdaq listing rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Nasdaq listing rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the shares of common stock (or securities convertible into or exercisable for shares of common stock) or voting power of an issuer could constitute a “change of control.”

Vote Required and Recommendation

Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on Proposal No. 5.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION, IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(b).

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PROPOSAL SIX

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION, IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(d)

Summary

The purpose of this Proposal No. 6 is to approve the transactions contemplated by the Unit Purchase Agreement, including the issuance of 20% or more of our outstanding shares of our Common Stock.

Background

For a description of the Acquisition and the terms of the Unit Purchase Agreement, see the section entitled ‘The Acquisition’ beginning on page 15.

Effect of Issuance of Additional Securities

Approval of this proposal will enable the Company to issue the necessary securities to complete the acquisition as contemplated. The issuance of these securities will result in substantial dilution to our existing stockholders. Each share of Common Stock that would be issuable in the transaction would have the same rights and privileges as each of our currently outstanding shares of Common Stock. As shares are issued in connection with the transaction, the ownership interest of our existing stockholders would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring stockholder approval.

If the proposal is not approved, the Company will be unable to issue securities in excess of the Nasdaq 20% limit, which would likely prevent the consummation of the transaction on its proposed terms and may cause the Company to forfeit the strategic benefits of the acquisition.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Nasdaq listing rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The Company believes that the transactions contemplated by the transaction documents in connection with the Acquisition pertaining to the issuance of shares of Common Stock requires stockholder approval.

Vote Required and Recommendation

Approval of Proposal No. 6 requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on Proposal No. 6.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION, IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(d).

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PROPOSAL SEVEN

Summary

The purpose of Proposal No. 7 is to obtain the stockholder approval necessary under applicable Nasdaq rules to approve the issuance of shares of Common Stock and Common Stock equivalents in a Proposed Offering in connection with payment of the cash portion of the purchase price for the Acquisition of TFL pursuant to the Unit Purchase Agreement.

Background

For a description of the Acquisition and the terms of the Unit Purchase Agreement, see the section entitled ‘The Acquisition’ beginning on page 15.

Description of the Anticipated Offering

We are presently intending to offer $150.0 million of Common Stock and Common Stock equivalents, including common stock purchase warrants, as set forth in a certain securities purchase agreement (“Purchase Agreement”) with certain investors to be named thereto. The Company plans to engage Roth to act as the placement agent for the offering. The Purchase Agreement will contain certain representations and warranties, covenants and indemnities customary for similar transactions. Upon consummation of the Proposed Offering, one of the Sellers may become a new controlling shareholder of the Company.

As the Proposed Offering has not been completed and the specific terms of the Proposed Offering remain uncertain, Nasdaq will not consider approval by our stockholders of the Purchase Agreement, including future issuance of shares of Common Stock issuable thereunder, to be sufficient for purposes of Nasdaq Rule 5635(b) and (d) unless we implement and disclose the following transaction parameters, which cannot be altered.

The Company may elect to pursue alternative sources of financing in connection with the Acquisition and, accordingly, may determine that the financing transaction contemplated by Proposal 7 is not necessary or may not be consummated.

1.	Maximum number of shares of Common Stock Issuable:

Up to 300 million shares of Common Stock and up to 300 million common stock purchase warrants, with an exercise purchase price equal to the issuance price.

2.	Maximum Dollar Amount of Issuance:

$150,000,000

3.	Maximum Amount of discount to the market:

Up to 40%

4.	Purpose of the Transaction:

As payment of the cash portion of the purchase price for the strategic Acquisition of TFL, as further discussed in the section “The Acquisition” and for general corporate purposes.

5.	Time frame to complete the Future Issuances:

The closing date is no later than December 31, 2026

If this proposal is approved by the shareholders at the Annual Meeting and we complete this offering under the above specified parameters, such issuances will not affect the rights of our existing shareholders, but such issuances will have a dilutive effect on our existing stockholders, including, over time, the voting power of the existing stockholders.

The foregoing is only a brief description of the material terms of the Proposed Offering and does not purport to be a complete description of the rights and obligations of the parties under the material agreements. All share numbers, exercise prices, conversion prices and other per share amounts presented in this Proposal No. 7 are calculated on a pre-reverse stock split basis and are subject to adjustment to reflect a Reverse Stock Split, if implemented.

Vote Required and Recommendation

Approval of Proposal No. 7 requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on Proposal No. 7.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN A PROPOSED OFFERING IN CONNECTION WITH PAYMENT OF THE CASH PORTION OF THE PURCHASE PRICE FOR OUR ACQUISITION OF TFL, LLC IN COMPLIANCE WITH NASDAQ LISTING RULE 5635(b) AND (d).

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PROPOSAL EIGHT

TO AUTHORIZE THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-ONE HUNDRED (1:100), WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NO LATER THAN TWELVE (12) MONTHS FROM THE DATE THE PROPOSAL IS APPROVED BY THE STOCKHOLDER, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE

Summary

Our Board has determined that it is advisable and in the Company’s and its stockholders’ best interests that our Board be granted the authority to effect one or more Reverse Stock Splits in accordance with the Nasdaq listing rules of all of our outstanding shares of Common Stock by ratios to be determined by the Board at their discretion, without correspondingly decreasing the number of authorized shares of Common Stock (the “Exchange Ratio”). The proposal provides that our Board shall have sole discretion pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”) to elect, as it determines to be in the Company’s best interests, for the purpose of maintaining the listing of our Common Stock on the Nasdaq Capital Market or for any other valid reason, whether or not to effect the Reverse Stock Split. Should the Board proceed with a Reverse Stock Split, the exact ratio shall be set at a whole number within the range determined by our Board in its sole discretion. Our Board believes that the availability of alternative Reverse Stock Split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its shareholders. In determining whether to implement the Reverse Stock Split following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

Any Reverse Stock Split would become effective upon filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The amendment filed thereby would set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock would hold the same percentage of our outstanding Common Stock immediately following a Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to allow the Board to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

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Board Discretion to Implement the Reverse Stock Split

A Reverse Stock Split will be effected, if at all, only upon a determination by our Board that a Reverse Stock Split (with an Exchange Ratio determined by our Board as described above) is necessary and is also in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of a Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market, the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities, the anticipated impact of a Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of shareholders would be required to either implement or not implement the Reverse Stock Split. If our shareholders approve the proposal, and the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific Exchange Ratio selected by the Board.

Effective Date

If the proposed amendment to the Articles of Incorporation to give effect to one or more Reverse Stock Splits is approved at the Annual Meeting, subject to the conditions set out in this Proposal No. 8, then a Reverse Stock Split will become effective as of 5:30 p.m. Local Time on the effective date of the certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the Exchange Ratio determined by the Board. Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the Exchange Ratio within the approved range determined by the Board.

Purpose of Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split may be necessary to maintain the listing of our Common Stock on the Nasdaq Capital Market. In the event that the Board, in its sole discretion, determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on the Nasdaq Capital Market. Our Common Stock is traded on the Nasdaq Capital Market. Among other rules, the Company must be in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth under Nasdaq listing rule 5550(a)(2) (the “Minimum Bid Price Requirement”), where the closing bid price of the Common Stock must not fall below $1.00 per share for thirty (30) consecutive business days. If in the future the Company fails to comply with the Minimum Bid Price Requirement and is required to cure the minimum bid price deficiency, the Company may affect the reserve stock split as a way to regain compliance. In the event that our stock price satisfies the Minimum Bid Price Requirement of at least $1.00 for at least ten (10) consecutive business days without requiring a Reverse Stock Split, the Board will not implement a Reverse Stock Split. However, if we do not regain compliance within the allotted compliance period(s), including any extensions that may be granted by the Nasdaq Capital Market, Nasdaq Capital Market will provide notice that our shares of Common Stock will be subject to delisting. We intend to monitor the closing bid price for our Common Stock and will consider available options to resolve any potential noncompliance with the Minimum Bid Price Requirement, as may be necessary, so to avoid delisting. The Board has considered the potential harm to the Company and its shareholders should Nasdaq Capital Market delist our Common Stock from the Nasdaq Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC QX, OTC QB and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that one or more Reverse Stock Splits is a potentially effective means for us to maintain compliance with the rules of the Nasdaq Capital Market and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock

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Improve the marketability and liquidity of the Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board elects to implement one or more Reverse Stock Splits, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Splits will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by a Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after a Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing one or more Reverse Stock Splits will help us regain and/or maintain compliance with the Nasdaq listing requirements or otherwise, as a result, could improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our shareholders. However, regardless as to whether or not the Board believes that implementing one or more Reverse Stock Splits could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our shareholders’ best interests.

Risks of Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Splits will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq Capital Market. The Board expects that one or more Reverse Stock Splits will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement, in case of noncompliance. However, the effect of one or more Reverse Stock Splits upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after a Reverse Stock Split would not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from such Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq Capital Market requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by a Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

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Principal Effects of Reverse Stock Split

Common Stock. If this proposal is approved by the shareholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Articles of Incorporation, the Company will file a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the Exchange Ratio determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, our stock plans, as well as to the number of shares of Common Stock issuable under, and the exercise price of, our outstanding warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because a Reverse Stock Split would apply to all issued shares of our Common Stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing shareholders nor affect any shareholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of a Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after a Reverse Stock Split. Moreover, the number of shareholders of record will not be affected by a Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our Common Stock. A Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes, convertible preferred stock and warrants, these additional shares of Common Stock may be used by us for various purposes in the future without further shareholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While a Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of a Reverse Stock Split is to increase our stock price in order to regain and/or maintain compliance with Nasdaq Minimum Bid Price Requirement, which compliance will be a factor in determining the ratio of a Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of our stock option and restricted stock plans (the “Plans”), the Board or a committee thereof, as applicable, would adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of a Reverse Stock Split. Based upon a Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, preferred stock and warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon a Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

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Listing. Our shares of Common Stock currently trade on the Nasdaq Capital Market. If implemented, a Reverse Stock Split will not directly affect the listing of our Common Stock on Nasdaq Capital Market, although we believe that one or more Reverse Stock Splits could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following a Reverse Stock Split, our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “KUST”, although our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. If implemented, the proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following a Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following a Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Articles of Incorporation presently authorizes 13,333,333 shares of Common Stock and 10,000,000 shares of blank check preferred stock, par value $0.001 per share. If implemented, a Reverse Stock Split would not change the number of authorized shares of Common Stock, although a Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, a Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

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Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of a Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Appraisal Rights

Under Nevada law, our stockholders would not be entitled to appraisal rights in connection with the implementation of a Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of a Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of a Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to a Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

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Accounting Consequences

Following the Effective Date of a Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of a Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before a Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from a Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, NATCO, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of a Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with a Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to a Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before a Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of a Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon a Reverse Stock Split, if implemented, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

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Interests of Directors and Executive Officers

Our Board of Directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Reservation of Right to Abandon a Reverse Stock Split

We reserve the right to abandon a Reverse Stock Split without further action by our stockholders at any time before the Effective Date, even if our stockholders authorize the Reverse Stock Split at the Annual Meeting. By voting in favor of the Board’s right to effect a Reverse Stock Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, a Reverse Stock Split if it should so decide.

Vote Required and Recommendation

Approval of Proposal No. 8 requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on Proposal No. 8. Abstentions will have the same effect as votes against Proposal No. 8. Brokers and other nominees have discretionary authority to vote uninstructed shares on this proposal, and such broker votes will be counted in determining the outcome.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AUTHORIZATION OF THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO THE ARTICLES OF INCORPORATION, TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE ISSUED AND OUTSTANDING COMMON STOCK, AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-ONE HUNDRED (1:100), WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NOT LATER THAN TWELVE (12) MONTHS FROM THE DATE THE PROPOSAL IS APPROVED BY THE STOCKHOLDER , WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE.

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PROPOSAL NINE

The Company is seeking stockholder approval for the 2026 Stock Option and Restricted Stock Plan (the “2026 Plan”) including the reservation of 20,000,000 shares issuable under the 2026 Plan. The 2026 Plan was adopted by the Board of Directors on September 8, 2026, subject to stockholder approval at the Annual Meeting. Accordingly, no grants have been made under the 2026 Plan to date. If our stockholders approve the 2026 Plan, 20,000,000 shares will be available for future grants.

The purpose of the 2026 Plan is to offer all our employees, directors, and consultants an opportunity to acquire a proprietary interest in our success and remain in service to the Company and to attract new employees, directors and consultants. The 2026 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2026 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one or more years for officers and employees, and one year for directors. Stock options generally can be exercised within seven to ten years.

The 2026 Plan includes an evergreen provision providing for an automatic annual increase of 5% of our outstanding shares of Common Stock as of the close of the preceding fiscal year in the shares of Common Stock available for issuance as awards under the Plan over each of the next ten (10) years, beginning January 1, 2027.

The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Company to approve the 2026 Plan plus the addition of the evergreen provision. There are relatively few shares available for grant under the existing stock option plans of the Company. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2026 Plan if it is approved at the Annual Meeting.

Summary of the 2026 Stock Option and Restricted Stock Plan

Our Board of Directors adopted the 2026 Plan on September 8, 2026. At the Annual Meeting, we are asking stockholders to approve the 2026 Plan and the reservation of 20,000,000 shares issuable under the 2026 Plan. The 2026 Plan authorizes us to issue 20,000,000 shares of Common Stock upon exercise of options and grant of restricted stock awards. No awards have been granted under the 2026 Plan to date. The 2026 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock, restricted stock awards, and SARs, and (ii) to non-employee directors and consultants non-qualified stock options, restricted stock awards and SARs. As of September 4, 2026, approximately nine employees, three executive officers, and three non-employee directors were eligible to participate in the 2026 Plan.

The following paragraphs provide a summary of the principal features of the 2026 Plan and its operation. The following summary is qualified in its entirety by reference to the 2026 Plan as set forth in Appendix D.

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Objectives. The objective of the 2026 Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2026 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board will administer the 2026 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2026 Plan and to establish and amend rules for its administration subject to the 2026 Plan’s limitations.

Number of Shares of Common Stock Available Under the 2026 Plan. If our stockholders approve the 2026 Plan, a total of 20,000,000 shares of our Common Stock will be reserved for issuance under the 2026 Plan. The 2026 Plan also includes an evergreen provision providing for an automatic increase in the shares of our Common Stock available for issuance of awards under the 2026 Plan on January 1st of each year for a period of ten (10) years, commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to five percent (5%) of the total number of shares of Stock outstanding on December 31st of the preceding calendar year, provided that our Board may decide, prior to the first day of any calendar year, that there shall be no increase in the shares available for issuance under the 2026 Plan for such calendar year or that the increase shall be a lesser number of shares than otherwise provided under the evergreen provision. We believe the evergreen provision in the 2026 Plan will allow us to continue to provide equity-based compensation at levels that retain consistent employee equity ownership in relation to shares outstanding.

Types of Grants. The 2026 Plan allows for the grant of incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. The 2026 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options, restricted stock or stock appreciation rights. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2026 Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2026 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the 2026 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Common Stock, subject to restrictions.

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Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all the shares subject to the stock option.

Amendment and Termination of the 2026 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2026 Plan, except that stockholder approval will be required for any amendment to the 2026 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2026 Plan has a term of ten (10) years beginning January 1, 2027, unless terminated earlier by the administrator.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2026 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2026 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Common Stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2026 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2026 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the Common Stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

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An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2026 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2026 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote will be required to approve the 2026 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2026 KUSTOM ENTERTAINMENT, INC. STOCK OPTION AND RESTRICTED STOCK PLAN.

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PROPOSAL TEN

A NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Summary

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and related SEC regulations, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Based on the results of a previous stockholder advisory vote, conducted at our 2023 annual meeting, on the frequency of future stockholder advisory votes regarding executive compensation (commonly known as a “Say-on-Frequency” vote), our Board of Directors determined that we will continue to hold advisory votes on executive compensation (commonly known as a “Say-on-Pay” vote) on an annual basis. If this Proposal No. 11 passes, the next Say-on-Pay vote will be at our 2029 annual meeting. The next Say-on-Frequency vote will be at our 2032 annual meeting.

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. We value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our Named Executive Officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●	to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board will review the advisory voting results and will take them into account in making future executive compensation decisions.

Vote Required and Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote will be required to approve the Say-On-Pay Proposal, which is non-binding on the Company.

At the Annual Meeting a vote will be taken on a non-binding advisory proposal to approve the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

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PROPOSAL ELEVEN

a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation

Summary

Our stockholders are entitled to cast an advisory vote at the Annual Meeting regarding how frequently stockholders should consider and cast an advisory vote to approve the compensation of our Named Executive Officers. Under the Dodd-Frank Act, at least every six years, the Company is required to seek an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the compensation paid to our Named Executive Officers every year, every two years or every three years. Although this vote is advisory and non-binding, our Board will review voting results and give serious consideration to the outcome of such voting. We have not previously held an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote.

We believe that a three-year frequency is preferable for such vote because an annual or even biennial frequency creates the risk of relying upon hindsight to an unwarranted degree in evaluating the amount of executive compensation paid in one particular year. Our financial results in any particular year can be significantly impacted by factors beyond management’s control and for which our executives deserve neither credit nor blame, such as difficulties in forecasting in volatile economic conditions, or unexpected changes in the markets for our products and those of our customers. The determination of whether our executives’ compensation is closely tied to performance and properly rewards excellence is best viewed over a multi-year period.

In addition, a three-year frequency would lead to more thoughtful change, if we received an advisory vote disapproving of our executive compensation program. We would use the time to fully understand the specific stockholder concerns that led to that vote and to develop and consider alternatives. We would likely implement any resulting changes on a prospective basis beginning not earlier than the year following the stockholder vote in any case. This means that few if any of the changes would be reflected in the executive compensation reported in the Proxy Statement for the next stockholders’ meeting. If the vote is held on a three-year frequency, the additional time will lead to more informed changes and the creation of sufficient compensation data to permit meaningful evaluation of any changes.

The Board values and encourages constructive dialogue with our stockholders on compensation and other important governance topics. The Board currently believes that providing stockholders with an advisory vote on our executive compensation philosophy, policies and procedures every three years will enhance the value of stockholder communication by encouraging a longer-term focus. We note that stockholders will also be asked to express their views whenever we adopt or materially amend our executive equity compensation plans, and that stockholders can express their views to management or the Board at any time by contacting the Company secretary.

Vote Required and Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock then represented at the meeting and entitled to vote will be required to approve the Say-On-Frequency Proposal, which is non-binding on the Company. As to this proposal, a stockholder may: (i) vote in favor of every 1 YEAR as the frequency, (ii) vote in favor of every 2 YEARS as the frequency; (iii) vote in favor of every 3 YEARS as the frequency, or (iv) “ABSTAIN” with respect to the proposal.

Note that the proxy card provides for the four choices identified above and that you are not voting to approve or disapprove the Board’s recommendation. You should check only one alternative. The Board will consider the results of this advisory vote in determining the frequency of similar advisory votes in the future but is not bound by the results of the vote.

The outcome of this advisory vote will be determined by whichever of the choices (every three years, every two years or every year) receives the greatest number of votes cast. If at the most recent stockholder frequency vote a single frequency (i.e., three years, two years or one year) receives the support of a majority of the votes cast and we adopt a frequency that is consistent with that choice, we may exclude from future proxy statements any stockholder proposals that recommend a different frequency.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF HOLDING THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS EVERY 3 YEARS.

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ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than (i) one-hundred-and-twenty (120) days before the anniversary date of the Company’s release of the Proxy Statement to stockholders in connection with its previous year’s annual meeting of stockholders, not later than December 1, 2026, or (ii) a reasonable time before the Company begins to print and send its proxy materials, in the event that the date of the 2027 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of the Annual Meeting.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director, that is required under the Exchange Act.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

ANNUAL REPORT

This Proxy Statement is accompanied by a copy of our 2026 Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS

September [__], 2026	Stanton E. Ross Chairman of the Board and Chief Executive
Olathe, Kansas	Officer

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APPENDIX A

EXECUTION VERSION

UNIT PURCHASE AGREEMENT

among

TFL, LLC,

The Rouen Trust Dated October 5, 2010,

Daniel P. Rouen Irrevocable Trust dated December 16, 2024,

The Shefali S. Rouen Irrevocable trust dated November 17, 2023,

Jeffrey Fromm Irrevocable Trust Dated December 26, 2012,

William M. Fromm,

KUSTOM ENTERTAINMENT, INC.,

and

Daniel P. Rouen, as SELLERS’ REPRESENTATIVE

dated as of

August 31, 2026

A-1

ii

INDEX OF EXHIBITS AND SCHEDULES

Exhibit A – Form of Escrow Agreement

Exhibit B – Form of Registration Rights Agreement

Exhibit C – Form of Lock-Up Agreement

Schedule 1 – Illustrative Adjusted EBITDA Calculation and Methodology

Disclosure Schedules

iii

UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement (this “Agreement”), dated as of August 31, 2026 (the “Effective Date”), is entered into by and among (i) TFL, LLC, a Kansas limited liability company (the “Company”), (ii) The Rouen Trust Dated October 5, 2010 (“Rouen Trust”), (iii) Daniel P. Rouen Irrevocable Trust dated December 16, 2024 (“Rouen Irrevocable Trust”), (iv) The Shefali S. Rouen Irrevocable trust dated November 17, 2023 (“Shefali S. Rouen Irrevocable Trust”), (v) Jeffrey Fromm Irrevocable Trust Dated December 26, 2012 (“Fromm Irrevocable Trust”), (vi) William M. Fromm (Rouen Trust, Rouen Irrevocable Trust, Shefali S. Rouen Irrevocable Trust, Fromm Irrevocable Trust and Mr. Fromm, each a “Seller” and collectively “Sellers”), (vii) Kustom Entertainment, Inc., a Nevada corporation (“Buyer”), and (viii) Daniel P. Rouen (the “Sellers’ Representative”).

RECITALS

WHEREAS, Sellers are all of the members of, and are the record and beneficial owners of all of the Equity Interests of the Company (the “Units”);

WHEREAS, Sellers wish to sell to Buyer, and Buyer wishes to purchase from Sellers, the Units, subject to the terms and conditions set forth herein;

WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, Buyer, Sellers’ Representative and the Escrow Agent shall enter into an escrow agreement, substantially in the form of Exhibit A (the “Escrow Agreement”), providing for release of the funds as set forth therein;

WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, Buyer, and the Sellers’ Representative shall enter into a registration rights agreement, substantially in the form of Exhibit B (the “Registration Rights Agreement”); and

WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, Buyer and each Seller shall enter into a lock-up agreement, substantially in the form of Exhibit C (the “Lock-Up Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The following terms have the meanings specified or referred to in this ARTICLE I:

“Acquisition Proposal” has the meaning set forth in Section 6.03(a).

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Adjusted EBITDA” means, with respect to the Calculation Period, the net income before interest, income taxes, depreciation and amortization of the Company for such period, determined in accordance with GAAP but applied and calculated in a manner consistent with the principles set forth in Schedule 1.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Ancillary Documents” means the Escrow Agreement, the Registration Rights Agreement, the Lock-Up Agreement, the Employment Agreements, and each other agreement, document, instrument and/or certificate contemplated to be executed in connection with the transactions contemplated hereby.

“Audited Financial Statements” has the meaning set forth in Section 3.06.

“Balance Sheet” has the meaning set forth in Section 3.06.

“Balance Sheet Date” has the meaning set forth in Section 3.06.

“Basket” has the meaning set forth in Section 9.04(a).

“Benefit Plan” has the meaning set forth in Section 3.20(a).

“BMO Credit Facility” means the Asset Based Revolving Credit Facility by and between BMO Harris Bank N.A. and the Company, dated as of September 13, 2018.

“Board” has the meaning set forth in Section 5.07.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Closing Price” means the average of the volume weighted average price of a share of Common Stock on The Nasdaq Capital Market LLC for the ten (10) consecutive trading days ending on the trading day immediately prior to the Closing Date.

“Buyer Disclosure Schedules” means the Disclosure Schedules delivered by the Buyer concurrently with the execution and delivery of this Agreement.

“Buyer Indemnitees” has the meaning set forth in Section 9.02.

“Calculation Period” means the period beginning on the Closing Date and ending on December 31, 2027.

“Cash Consideration” has the meaning set forth in Section 2.02(a).

“Closing” has the meaning set forth in Section 2.06.

“Closing Date” has the meaning set forth in Section 2.06.

“Closing Date Payment” has the meaning set forth in Section 2.04(a)(i).

“Closing Net Debt” means: (a) the Indebtedness, less (b) the Closing Net Debt Cap, less (c) cash and cash equivalents, as determined and calculated in a manner consistent with past practices.

“Closing Net Debt Cap” means $35,000,000.

2

“Closing Statement” has the meaning set forth in Section 2.04(b)(i).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of common stock, $0.001 par value per share, of Buyer.

“Company” has the meaning set forth in the preamble.

“Company Intellectual Property” means all Intellectual Property that is owned by or purported to be owned by the Company.

“Company IP Agreements” means all material contracts, whether written or oral, relating to Company Intellectual Property, including all modifications, amendments and supplements thereto.

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance, registration or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing.

“Company IT Systems” means all Software, computer hardware, servers, networks, platforms, websites, applications, databases, interfaces, peripherals, firmware, middleware, telecommunications systems, cloud services, hosting environments, storage systems, backup systems, and other information technology networks, systems, infrastructure, equipment, and services (including for voice, data and video), in each case owned, leased, licensed, hosted, maintained or used by or for the Company, including through cloud-based or other third-party service providers.

“Consideration Spreadsheet” has the meaning set forth in Section 2.05.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, purchase orders, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Digital Assets” has the meaning set forth in the definition of Intellectual Property.

“Direct Claim” has the meaning set forth in Section 9.05(c).

“Disclosure Schedules” means the Disclosure Schedules delivered by the Company and each Seller concurrently with the execution and delivery of this Agreement.

“Disputed Amounts” has the meaning set forth in Section 2.04(c)(iii).

“Dollars” or “$” means the lawful currency of the United States.

“Drop Dead Date” has the meaning set forth in Section 10.01(b).

“Employment Agreements” means, collectively, the employment agreements, dated as of the Closing Date, by and between Buyer or its designated Subsidiary, on the one hand, and each of Daniel Rouen, Adam Rossbach, Steve Martinat, and Brian Leftwich, on the other hand, in each case in form and substance reasonably satisfactory to Buyer and the applicable employee.

“Encumbrance” means any lien, encumbrance, license, charge, claim, security interest, mortgage, deed of trust, deed to secure debt, purchase agreement, option, covenant, condition, restriction, right of first refusal or offer, encroachment, title defect, zoning Laws and land use Laws, pledge or restriction on transfer of title or voting of any nature whatsoever, or installment agreement, contingent sale or title retention agreement or lease in the nature thereof, but specifically excludes any Encumbrances imposed under federal or state securities Laws or contained in the Company’s organizational documents.

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“Environmental Law” means any applicable Law, and any Governmental Order: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient or indoor air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials.

“Equity Interest” means (a) any capital stock, share, partnership or membership interest, unit of equity participation or other similar interest (however designated) in any Person and (b) any option, warrant, purchase right, conversion right, exchange rights or other contractual obligation which would entitle any Person to acquire any such interest in such Person or otherwise entitle any Person to share in the equity, profit, earnings, losses or gains of such Person (including stock appreciation, phantom equity, profit participation or other similar rights).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means all Persons (whether or not incorporated) that is or has been treated as a single employer with the Company or any of its Affiliates under Section 414 of the Code or Section 4001 of ERISA, in each case whether or not such Person is engaged in a trade or business.

“Escrow Agent” means Wilmington Trust, National Association.

“Escrow Agreement” has the meaning set forth in the recitals.

“Escrow Funds” means the Purchase Price Escrow Amount plus the Indemnification Escrow Amount.

“Estimated Allocation Schedule” has the meaning set forth in Section 7.07(b).

“Estimated Closing Net Debt” has the meaning set forth in Section 2.04(a)(ii).

“Estimated Closing Statement” has the meaning set forth in Section 2.04(a)(ii).

“Estimated Gross-Up Payment” has the meaning set forth in Section 7.07(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Allocation” has the meaning set forth in Section 7.07(b).

“Financial Statements” has the meaning set forth in Section 3.06.

“FIRPTA Certificate” has the meaning set forth in Section 8.02(i).

“Fraud” means, with respect to any Person any actual, intentional, reckless or fraudulent misrepresentation, fraudulent concealment, omission of a material fact where there was a duty to disclose, or other fraud under Delaware common law, including any intentional misrepresentation or intentional concealment of a material fact, in each case with respect to (a) any representation or warranty set forth in this Agreement, (b) any certificate, schedule, exhibit, annex, or other document delivered pursuant to this Agreement, or (c) any information provided to Buyer or any of its Representatives in connection with the transactions contemplated by this Agreement.

“Fromm Irrevocable Trust” has the meaning set forth in the preamble.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

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“Governmental Authority” means any United States federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority, or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Gross-Up Payment” has the meaning set forth in Section 7.07(e).

“Hazardous Materials” means: (a) any material, substance, or, waste, whether solid, liquid, or gas, in each case, whether naturally occurring or manmade, that is listed or regulated as hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls and per- and poly-fluoroalkyl substances (PFAS) and other emerging contaminants.

“Holdback Calculation” has the meaning set forth in Section 2.08(b)(i).

“Holdback Calculation Delivery Date” has the meaning set forth in Section 2.08(b)(i).

“Holdback Calculation Objection Notice” has the meaning set forth in Section 2.08(b)(ii).

“Holdback Calculation Statement” has the meaning set forth in Section 2.08(b)(i).

“Holdback Review Period” has the meaning set forth in Section 2.08(b)(ii).

“Holdback Shares” has the meaning set forth in Section 2.08(a).

“Indebtedness” means, without duplication and with respect to the Company, all (a) borrowed money, other than accounts payables incurred in the Ordinary Course of Business; (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for which such Person is responsible; (c) the deferred purchase price of property or services (including all “earn-out”, contingent purchase price or similar performance-based payment obligations (calculated based on the maximum amount of such obligations that could become payable following the Closing)), but excluding current trade accounts payable incurred in the Ordinary Course of Business; (d) any interest rate or currency swap transaction, cap, collar or other hedging arrangements (whether interest rate or otherwise) (valued at the termination cost thereof); (e) any bankers’ acceptance, surety bond, performance bond, letter of credit or similar obligation (to the extent drawn); (f) under any lease of (or other arrangement conveying the right to use) real or personal property which obligation has been, or is required to be, classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP; (g) amounts created or arising under any conditional sale or other title retention agreement with respect to assets acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such assets); (h) amounts secured by a purchase money mortgage or other Encumbrance to secure all or part of the purchase price of the property subject to such Encumbrance; (i) any factoring programs; (j) accrued and unpaid income Tax liabilities (if any) for a Pre-Closing Tax Period (or portion of any Straddle Period ending on the Closing Date) of the Company (calculated on a jurisdiction-by-jurisdiction basis with zero dollars ($0) being the lowest amount for a jurisdiction); (k) any customer deposits, to the extent of any future services still to be contractually provided; (l) any deferred payroll Taxes; and (m) any liabilities of any other Person of the type specified in any of the foregoing clauses, the payment or collection of which has been, directly or indirectly, guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss. Notwithstanding the foregoing, Indebtedness shall not include (i) those payments listed on Section 3.07 of the Disclosure Schedules.

“Indemnification Escrow Amount” means $1,000,000.

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“Indemnification Escrow Fund” means the Indemnification Escrow Amount, including any interest or other amounts earned thereon and less any disbursements therefrom in accordance with the Escrow Agreement.

“Indemnified Party” has the meaning set forth in Section 9.05.

“Indemnifying Party” has the meaning set forth in Section 9.05.

“Independent Accountant” has the meaning set forth in Section 2.04(c)(iii).

“Insurance Policies” has the meaning set forth in Section 3.16.

“Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing; (d) internet domain names and social media accounts, account names, or user names (including “handles”), all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto (“Digital Assets”); (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) industrial designs, and all registrations, applications for registration, and renewals thereof; (g) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Trade Secrets”); (h) computer programs, operating systems, applications, firmware, middleware, interfaces and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof (“Software”); (i) rights of publicity; and (j) all other intellectual or industrial property and proprietary rights.

“Interim Balance Sheet” has the meaning set forth in Section 3.06.

“Interim Balance Sheet Date” has the meaning set forth in Section 3.06.

“Interim Financial Statements” has the meaning set forth in Section 3.06.

“Key Employees” shall mean Dan Rouen, Steve Martinat, Adam Rossbach, and Brian Leftwich.

“Knowledge of the Company” or “Company’s Knowledge” or any other similar knowledge qualification means the actual knowledge, after reasonable inquiry, of the Key Employees.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” has the meaning set forth in Section 3.07.

“Licensed Intellectual Property” means all Intellectual Property in which the Company holds any rights or interests granted by other Persons, including any of its Affiliates.

“Lock-Up Agreement” has the meaning set forth in the recitals.

“Losses” means losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

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“made available” means, with respect to any document, information or other material, that such document, information or material was uploaded to and made accessible in the electronic data room established by or on behalf of Seller for purposes of the transactions contemplated hereby at any time prior to 5:00 p.m. Eastern Time on the Business Day immediately preceding the date of this Agreement, regardless of whether Buyer or any such Representative actually reviewed, requested, downloaded, accessed, opened or otherwise examined such document, information or material.

“Majority Sellers” has the meaning set forth in Section 11.01(b).

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Company, (b) the ability of Sellers or the Company to consummate the Proposed Transaction on a timely basis, or (c) the Company’s operation; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Buyer; (iii) any changes in applicable Laws or accounting rules, including GAAP; (iv) any natural or man-made disasters or acts of God; (v) any epidemics, pandemics, or disease outbreaks or any worsening thereof; (vi) conditions generally affecting the industries in which the Company operates; (vii) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; provided further, however, that any event, occurrence, fact, condition or change referred to in clause (i), (vi), and (vii) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Company compared to other participants in the industries in which the Company conducts its businesses.

“Material Contracts” has the meaning set forth in Section 3.09(a).

“Material Customers” has the meaning set forth in Section 3.15(a).

“Material Suppliers” has the meaning set forth in Section 3.15(b).

“Multiemployer Plan” has the meaning set forth in Section 3.20(c).

“Open Source Software” means any Software that is licensed, distributed or conveyed as “open source software”, “free software”, “copyleft” or under a similar licensing or distribution model, or under a Contract that requires as a condition of its use, modification or distribution that it, or other Software that is derived from or linked to such Software or into which such Software is incorporated or integrated or with which such Software is combined or distributed, be disclosed or distributed in source code form, delivered at no charge or be licensed, distributed or conveyed under the same terms as such Contract, including, without limitation, Software licensed under any version of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Reciprocal Public License (RPL), or the Sun Industry Standards License (SISL), and any license listed at http://www.opensource.org/licenses.

“Ordinary Course of Business” means the ordinary and usual course of the operation of the business, consistent with the past practice of the Company and taken in good faith, including actions that are substantially similar in nature, scope and frequency to actions customarily taken by the Company in the ordinary course of its day-to-day operations.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

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“Permitted Encumbrances” has the meaning set forth Section 3.10(a).

“Permitted Tax Distributions” means distributions of cash by the Company to Sellers in respect of any taxable period (or portion thereof) of the Company beginning on or after January 1, 2026 and ending on or before the Closing Date, in an aggregate amount not to exceed the product of (a) the aggregate taxable income of the Company allocated to Sellers for such period for U.S. federal income Tax purposes (excluding, for the avoidance of doubt, any income or gain resulting from the Deemed Asset Sale or otherwise arising from the transactions contemplated by this Agreement), reduced (but not below zero) by the aggregate amount of any net taxable losses of the Company allocated to Sellers for any taxable period beginning on or after January 1, 2025, to the extent not previously applied to reduce Permitted Tax Distributions, multiplied by (b) 45%, reduced (without duplication) by the aggregate amount of (i) any pass-through entity Taxes paid by the Company with respect to such period and (ii) any prior distributions made by the Company to Sellers in respect of Taxes for such period.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Personal Information” means (i) all data relating to one or more individual(s) that identifies an individual or, in combination with any other information or data, is capable of identifying an individual or capable of identifying a specific device; and (ii) all other data defined as ‘personal information’, ‘personal data’, ‘personally identifiable information’ or similar term under applicable federal, state, local and foreign laws, rules and regulations pertaining to (A) data security, cyber security and data breach notification; (B) e-commerce and marketing; and (C) data processing.

“Phantom Stock Plan” has the meaning set forth in Section 3.03(c).

“Post-Closing Adjustment” has the meaning set forth in Section 2.04(b)(ii).

“Post-Closing Deficit” has the meaning set forth in Section 2.04(d)(i).

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

“Pre-Closing Taxes” has the meaning set forth in Section 7.03.

“Preferred Stock” has the meaning set forth in Section 5.04(a).

“Pro Rata Share” means, with respect to any Seller, such Person’s ownership interest in the Company as of immediately prior to the Closing Date, determined by dividing (a) the number of Units owned of record by such Person as of immediately prior to the Closing Date, by (b) the aggregate number of Units held by all Sellers.

“Proposed Transaction” means the transactions contemplated by this Agreement.

“Purchase Price” has the meaning set forth in Section 2.02.

“Purchase Price Adjustment Escrow Amount” means $500,000.00.

“Purchase Price Adjustment Escrow Fund” means the Purchase Price Escrow Amount, including any interest or other amounts earned thereon and less any disbursements therefrom in accordance with the Escrow Agreement.

“Qualified Benefit Plan” has the meaning set forth in Section 3.20(c).

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“Real Property” means any right, title and interest in and to the real property owned by, or leased or subleased to, the Company, together with all buildings, structures and facilities, located thereon, and including any improvements and fixtures thereon.

“Registration Rights Agreement” has the meaning set forth in the recitals.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient or indoor air, surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all managers, directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Representative Losses” has the meaning set forth in Section 11.01(c).

“Resolution Period” has the meaning set forth in Section 2.04(c)(ii).

“Restricted Business” means the secondary ticket marketplace.

“Restricted Period” has the meaning set forth in Section 6.07(a).

“Review Period” has the meaning set forth in Section 2.04(c)(i).

“Reviewed Financial Statements” has the meaning set forth in Section 6.12.

“Rouen Irrevocable Trust” has the meaning set forth in the preamble.

“Rouen Trust” has the meaning set forth in the preamble.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Designee” has the meaning set forth in Section 6.13.

“Seller Indemnitees” has the meaning set forth in Section 9.03.

“Sellers” has the meaning set forth in the preamble.

“Sellers’ Representative” the meaning set forth in the preamble.

“Shefali S. Rouen Irrevocable Trust” has the meaning set forth in the preamble.

“Single Employer Plan” has the meaning set forth in Section 3.20(c).

“Software” has the meaning set forth in the definition of Intellectual Property.

“Statement of Objections” has the meaning set forth in Section 2.04(c)(ii).

“Stock Consideration” has the meaning set forth in Section 2.02(a).

“Straddle Period” has the meaning set forth in Section 7.04.

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“Subsidiary” means, with respect to a Person, an entity of which more than 50% of the voting power of the Equity Interests is owned, directly or indirectly, by such Person.

“Target EBITDA” means $20,870,747.

“Tax Claim” has the meaning set forth in Section 7.05.

“Tax Return” means any return, form, declaration, report, claim for refund, information return, election, disclosure, estimate or statement or other document relating to Taxes filed or required to be filed with any Governmental Authority, including any schedule or attachment thereto, and including any amendment thereof.

“Taxes” means all United States federal, state, local, or foreign taxes on income, capital gains, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, social security (including FICA), disability, value added, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Territory” means North America.

“Third-Party Claim” has the meaning set forth in Section 9.05(a).

“Trade Secrets” has the meaning set forth in the definition of Intellectual Property.

“Trademarks” has the meaning set forth in the definition of Intellectual Property.

“Transaction Expenses” means all fees and expenses incurred by the Company at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Documents, and the performance and consummation of the Proposed Transaction and thereby, including any payments pursuant to the Phantom Stock Plan.

“Transfer Taxes” means any goods and services, sales, use, purchase, transfer, excise, real property transfer, recording, documentary, stamp, registration and stock transfer Taxes, and any similar Taxes

“Undisputed Amounts” has the meaning set forth in Section 2.04(c)(iii).

“Union” has the meaning set forth in Section 3.21(b).

“Units” has the meaning set forth in the recitals.

“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses.

ARTICLE II
PURCHASE AND SALE

Section 2.01 Purchase and Sale. On the terms and subject to the conditions set forth herein, at the Closing, Sellers shall sell to Buyer, and Buyer shall purchase from Sellers, the Units, free and clear of all Encumbrances for the consideration specified in Section 2.02.

Section 2.02 Purchase Price.

(a) The aggregate purchase price for the Units shall consists of (i) $89,600,000 in cash, subject to adjustment pursuant to Section 2.04 hereof (the “Cash Consideration”), and (ii) $22,400,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock, with a per share price that shall be equal to the Buyer Closing Price (the “Stock Consideration,” and together with the Cash Consideration, the “Purchase Price”).

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(b) No certificate or scrip representing fractional shares of Common Stock shall be issued, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Buyer and any fractional share resulting pursuant to this Agreement shall be rounded up to the nearest whole share.

Section 2.03 Transactions to Be Effected at the Closing.

(a) At the Closing, Buyer shall:

(i) deliver to Sellers:

(A) the Closing Date Payment less (1) the Purchase Price Adjustment Escrow Amount and (2) the Indemnification Escrow Amount by wire transfer of immediately available funds to the accounts designated for each Seller on the Consideration Spreadsheet, with each Seller receiving such Seller’s Pro Rata Share of such amount;

(B) the Stock Consideration less the Holdback Shares to the accounts designated for each Seller on the Consideration Spreadsheet, with each Seller receiving such Seller’s Pro Rata Share of such shares; and

(C) the Ancillary Documents and all other agreements, documents, instruments or certificates required to be delivered by Buyer at or prior to the Closing pursuant to Section 8.03 of this Agreement.

(ii) pay, on behalf of the Company, the following amounts:

(A) The items of Indebtedness of the Company, by wire transfer of immediately available funds to the accounts and in the amounts specified on the Estimated Closing Statement; and

(B) any Transaction Expenses unpaid at Closing, by wire transfer of immediately available funds to the accounts and in the amounts specified on the Estimated Closing Statement.

(iii) deliver to the Escrow Agent:

(A) the Purchase Price Adjustment Escrow Amount by wire transfer of immediately available funds to an account designated by the Escrow Agent, to be held for the purpose of securing the obligations of Sellers in Section 2.04(d);

(B) the Indemnification Escrow Amount by wire transfer of immediately available funds to an account designated by the Escrow Agent, to be held for the purpose of securing the indemnification obligations of Sellers set forth in ARTICLE IX and the obligations of Seller in Section 2.04(d) and Section 7.09; and

(C) the Escrow Agreement, duly executed by Buyer.

(b) At the Closing, Sellers shall deliver to Buyer:

(i) certificates evidencing the Units, free and clear of all Encumbrances, duly endorsed in blank or accompanied by unit powers or other instruments of transfer duly executed in blank, with all required unit transfer tax stamps affixed thereto; and

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(ii) The Ancillary Documents, duly executed by Sellers’ Representative or each Seller, as applicable, and all other agreements, documents, instruments or certificates required to be delivered by Sellers at or prior to the Closing pursuant to Section 8.02 of this Agreement.

Section 2.04 Purchase Price Adjustment.

(a) Closing Adjustment.

(i) At the Closing, the Cash Consideration shall be adjusted in the following manner:

(A) an increase by the amount of the Estimated Gross-Up Payment;

(B) a decrease by the Estimated Closing Net Debt (as determined in accordance with Section 2.04(a)(ii)); and

(C) a decrease by the amount of unpaid Transaction Expenses of the Company as of the open of business on the Closing Date (which shall in no event be an amount less than the amounts paid by the Buyer pursuant to Section 2.03(a)(ii)(B)).

The net amount after giving effect to the adjustments listed above shall be the “Closing Date Payment.”

(ii) At least five (5) Business Days before the Closing, Sellers shall prepare and deliver to Buyer a statement containing: (x) their good faith estimate and calculation of the Closing Net Debt including the amount(s) and Person(s) to whom such outstanding Indebtedness is owed, which is subject to Buyer’s reasonable approval (the “Estimated Closing Net Debt”); (y) the estimated unpaid amount of Transaction Expenses (as of the open of business on the Closing Date) and to whom such expense is owned; and (z) an estimated balance sheet of the Company as of the Closing Date (without giving effect to the Proposed Transaction) (collectively, the “Estimated Closing Statement”), and a certificate of the Chief Financial Officer of the Company certifying that the Estimated Closing Statement was prepared in accordance with this Agreement, and with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Financial Statements for the most recent fiscal year end as if such Estimated Closing Statement was being prepared as of a fiscal year end.

(b) Post-Closing Adjustment.

(i) Within 60 days after the Closing Date, Buyer shall prepare and deliver to Sellers’ Representative a statement setting forth its calculation of Closing Net Debt, which statement shall contain a balance sheet of the Company as of the Closing Date (without giving effect to the Proposed Transaction), and the amount of Closing Net Debt (the “Closing Statement”), prepared in accordance with the same accounting methods, practices, principles, policies and procedures used for the Estimated Closing Statement.

(ii) The post-closing adjustment shall be an amount equal to the difference between the Closing Net Debt (as finally determined in accordance with Section 2.04) minus the Estimated Closing Net Debt actually paid by the Buyer pursuant to Section 2.03(a)(ii)(A) (the “Post-Closing Adjustment”). The Post-Closing Adjustment may be a positive or negative amount and shall be paid in accordance with Section 2.04(d).

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(c) Examination and Review.

(i) Examination. After receipt of the Closing Statement, Sellers’ Representative shall have 30 days (the “Review Period”) to review the Closing Statement. During the Review Period, Sellers’ Representative and its accountants shall have reasonable access during normal business hours to the personnel, books and records of the Company, the personnel of, and work papers prepared by, Buyer and/or its accountants to the extent that they relate to the Closing Statement and to such historical financial information (to the extent in Buyer’s possession) relating to the Closing Statement as Sellers’ Representative may reasonably request for the purpose of reviewing the Closing Statement and to prepare a Statement of Objections (defined below), provided, that such access shall be in a manner that does not interfere with the normal business operations of Buyer or the Company.

(ii) Objection. On or prior to the last day of the Review Period, Sellers’ Representative may object to the Closing Statement by delivering to Buyer a written statement setting forth Sellers’ Representative’s objections in reasonable detail, indicating each disputed item or amount and the basis for Sellers’ Representative’s disagreement therewith (the “Statement of Objections”). If Sellers’ Representative fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Statement and the Post-Closing Adjustment, as the case may be, reflected in the Closing Statement shall be deemed to have been accepted by Sellers’ Representative, and the parties shall make the Post Closing Adjustment payments in accordance with Section 2.04(d). If Sellers’ Representative delivers the Statement of Objections before the expiration of the Review Period, Buyer and Sellers’ Representative shall negotiate in good faith to resolve such objections during the 30-day period immediately following the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post-Closing Adjustment and the Closing Statement with such changes as may have been previously agreed in writing by Buyer and Sellers’ Representative shall be final and binding.

(iii) Resolution of Disputes. If Sellers’ Representative and Buyer fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts” and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the Company’s account as of the Closing Date, or if unwilling to serve, another mutually acceptable nationally recognized independent accounting or financial consulting firm (the “Independent Accountant”), who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Adjustment, as the case may be, and the Closing Statement; provided, however if Buyer and the Sellers’ Representative are unable to agree on the Independent Accountant within ten (10) Business Days following submission of the Disputed Amounts, either Buyer or Sellers’ Representative may request that the American Arbitration Association appoint a nationally recognized independent accounting or financial consulting firm that does not have a material relationship with Buyer, Sellers, the Sellers’ Representative, or the Company (such appointed Person, the “AAA Accountant”). The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant or AAA Accountant, as the case may be shall only make a determination with respect to the Disputed Amounts and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Statement and the Statement of Objections, respectively.

(iv) Fees of the Independent Accountant. The fees and expenses of the Independent Accountant shall be paid by Sellers, on the one hand, and by Buyer, on the other hand, based upon the percentage that the amount actually contested but not awarded to Sellers’ Representative or Buyer, respectively, bears to the aggregate amount actually contested by Sellers’ Representative and Buyer.

(v) Determination by Independent Accountant. The Independent Accountant shall make a determination as soon as practicable within 30 days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Statement and/or the Post-Closing Adjustment shall be conclusive and binding upon the parties hereto.

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(d) Payments of Post-Closing Adjustment.

(i) If the Post-Closing Adjustment is a negative number (the absolute value of such amount, the “Post-Closing Deficit”) and the Post-Closing Deficit is less than the amount held in the Purchase Price Adjustment Escrow Fund, Sellers’ Representative and Buyer shall, within two (2) Business Days after the final determination of the Post-Closing Adjustment, jointly instruct the Escrow Agent to disburse from the Purchase Price Adjustment Escrow Fund by wire transfer of immediately available funds (A) to Buyer, an amount equal to the Post-Closing Deficit, and (B) to each Seller in accordance with the Consideration Spreadsheet, the remaining amount of such Seller’s contribution to Purchase Price Adjustment Escrow Fund.

(ii) If the Post-Closing Deficit is greater than the amount held in the Purchase Price Adjustment Escrow Fund, then Sellers’ Representative and Buyer shall, within two (2) Business Days after the final determination of the Post-Closing Adjustment, jointly instruct the Escrow Agent to disburse the full amount of the Purchase Price Adjustment Escrow Fund to Buyer by wire transfer of immediately available funds, and the Sellers, jointly and severally, shall pay by wire transfer of immediately available funds to Buyer, the amount by which the Post-Closing Deficit exceeds the amount held in the Purchase Price Adjustment Escrow Fund.

(iii) If the Post-Closing Adjustment is a positive number (the “Post Closing Surplus”), (A) within two (2) Business Days after the final determination of a Post Closing Surplus, Sellers’ Representative and Buyer shall jointly instruct the Escrow Agent to disburse and return from the Purchase Price Adjustment Escrow Fund by wire transfer of immediately available funds to each Seller in accordance with the Consideration Spreadsheet, such Seller’s contributed amount to Purchase Price Adjustment Escrow Fund, and (B) within ten (10) Business Days after the final determination of a Post Closing Surplus Buyer shall disburse by wire transfer of immediately available funds to each Seller in accordance with its Pro Rata Share, such Seller’s Pro Rata Share of the Post-Closing Surplus, and (B).

(e) Adjustments for Tax Purposes. Any payments made pursuant to Section 2.04 shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 2.05 Consideration Spreadsheet.

(a) At least five Business Days before the Closing and concurrently with the delivery of the Estimated Closing Statement, the Company shall prepare and deliver to Buyer a spreadsheet (the “Consideration Spreadsheet”), certified by the Chief Executive Officer of the Company, which shall set forth, as of the Closing Date, the following:

(i) the name and address of each Seller, the number of Units held by such Seller, and each Seller’s Pro Rata Share;

(ii) the aggregate consideration to be paid to each Seller for such Seller’s Units;

(iii) the amount to be contributed by each Seller to the Escrow Funds; and

(iv) wire instructions and bank account information for each Seller.

(b) The parties agree that Buyer shall be entitled to rely on the Consideration Spreadsheet in making payments under ARTICLE II and Buyer shall not be responsible for calculations or determination regarding such calculation in such Consideration Spreadsheet.

Section 2.06 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Units contemplated hereby shall take place at a closing (the “Closing”) to be held no later than two Business Days after the last of the conditions to Closing set forth in ARTICLE VIII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), which Closing shall be held remotely by electronic exchange of documents and signatures, or at such other time or on such other date or at such other place as the Seller’s Representative and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”). The Closing shall be deemed effective as of 11:59 p.m. Central time on the Closing Date.

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Section 2.07 Withholding Tax. Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer and the Company may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Sellers hereunder. Without limiting the foregoing, Buyer shall be entitled to deduct and withhold any amounts required under Section 1445 of the Code to the extent the applicable Seller fails to deliver the documentation required by Section 7.15.

Section 2.08 Holdback.

(a) Holdback Shares. As a holdback of a portion of the Purchase Price otherwise payable to Sellers at Closing, Buyer shall reserve for issuance to Sellers in an aggregate amount of $11,200,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock with a per share price equal to the Buyer Closing Price (the “Holdback Shares”). Subject to and in accordance with Section 2.08(c), the Buyer shall issue to the Sellers the percentage of Holdback Shares equal to the quotient of the Adjusted EBIDTA through the end of the Calculation Period divided by the Target EBITDA, provided that in the event the Adjusted EBITDA exceeds the Target EBITDA in no event shall Buyer be obligated to issue Sellers in accordance with this Agreement more than the Holdback Shares.

(b) Procedures Applicable to Determination of the Issuance of Holdback Shares.

(i) By March 1, 2028, Buyer shall prepare and deliver to Sellers’ Representative a written statement (the “Holdback Calculation Statement”) setting forth in reasonable detail its determination of Adjusted EBITDA for the Calculation Period and its calculation of the resulting number of Holdback Shares issuable (the “Holdback Calculation”).

(ii) Sellers’ Representative shall have 30 days after receipt of the Holdback Calculation Statement (the “Holdback Review Period”) to review the Holdback Calculation Statement and the Holdback Calculation set forth therein. During the Holdback Review Period, Sellers’ Representative and its accountants shall have reasonable access during normal business hours to the books, records and personnel of the Company, the personnel of, and work papers prepared by, Buyer and/or its accountants to the extent that they relate to the determinations of Adjusted EBITDA and the resulting issuance of Holdback Shares, provided, that such access shall be in a manner that does not interfere with the normal business operations of Buyer or the Company. Prior to the expiration of the Holdback Review Period, Sellers’ Representative may object to the Holdback Calculation set forth in the Holdback Calculation Statement for the applicable Calculation Period by delivering a written notice of objection (a “Holdback Calculation Objection Notice”) to Buyer. Any Holdback Calculation Objection Notice shall specify the items in the applicable Holdback Calculation disputed by Sellers’ Representative and shall describe in reasonable detail the basis for such objection, as well as the amount in dispute. If Sellers’ Representative fails to deliver a Holdback Calculation Objection Notice to Buyer prior to the expiration of the Holdback Review Period, then the Holdback Calculation set forth in the Holdback Calculation Statement shall be final and binding on the parties hereto and the Buyer shall issue the Holdback Shares in accordance with Section 2.08(c). If Sellers’ Representative timely delivers a Holdback Calculation Objection Notice, Buyer and Sellers’ Representative shall negotiate in good faith to resolve the disputed items and agree upon the resulting amount of the Adjusted EBITDA and the Holdback Shares issuable for the applicable Calculation Period. If Buyer and Sellers’ Representative are unable to reach agreement within 30 days after such a Holdback Calculation Objection Notice has been given, all unresolved disputed items shall be referred to the Independent Accountant, who, acting as experts and not arbitrators, shall resolve the unresolved disputed items. The Independent Accountant shall be directed to render a written report on the unresolved disputed items with respect to the applicable Holdback Calculation as promptly as practicable, but in no event greater than 30 days after such submission to the Independent Accountant, and to resolve only those unresolved disputed items set forth in the Holdback Calculation Objection Notice. If unresolved disputed items are submitted to the Independent Accountant, Buyer and Sellers’ Representative shall each furnish to the Independent Accountant such work papers, schedules and other documents and information relating to the unresolved disputed items as the Independent Accountant may reasonably request. The Independent Accountant shall resolve the disputed items based solely on the applicable definitions and other terms in this Agreement and the presentations by Buyer and Sellers’ Representative, and not by independent review. The resolution of the dispute and the calculation of Adjusted EBITDA that is the subject of the applicable Holdback Calculation Objection Notice by the Independent Accountant shall be final and binding on the parties hereto. The fees and expenses of the Independent Accountant shall be borne by Sellers’ Representative and Buyer in proportion to the amounts by which their respective calculations of Adjusted EBITDA differ from Adjusted EBITDA as finally determined by the Independent Accountant.

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(c) Timing of Payment of Issuance of Holdback Shares. Subject to Section 2.08(b), any issuance of Holdback Shares that Buyer is required to issue pursuant to Section 2.08(a) hereof shall be issued by Buyer no later than 15 Business Days following the date upon which the determination of Adjusted EBITDA for the applicable Calculation Period becomes final and binding upon the parties as provided in Section 2.08(b)(ii) (including any final resolution of any dispute raised by Sellers’ Representative in a Holdback Calculation Objection Notice). Buyer shall issue to Sellers in accordance with their Pro Rata Shares the applicable Holdback Shares for each Seller set forth on the Consideration Spreadsheet.

(d) Post-Closing Operation of the Company. Subject to the terms of this Agreement, subsequent to the Closing, Buyer shall have sole discretion with regard to all matters relating to the operation of the Company; provided, that Buyer shall not, directly or indirectly, take any actions that would have the purpose of avoiding or reducing any Holdback Shares issuable hereunder. Notwithstanding the foregoing, Buyer has no obligation to operate the Company in order to achieve any issuance of Holdback Shares or to maximize the amount of any Holdback Shares issuable. Notwithstanding the foregoing, Buyer shall: (i) operate the Company in a manner consistent with the business practices of Sellers and the conduct of the business in effect immediately prior to the Closing Date, (ii) permit the Company employees to continue to engage in the same full time business activities as they were engaged in prior to the Closing Date in the conduct of the business; (iii) not act or fail to act for the purpose of (1) avoiding the obligations of Buyer under this Agreement, or (2) directly or indirectly circumventing any payment or issuance obligation Buyer may have to Sellers of the Holdback Shares, and (iv) not conduct any other business through the Company besides the business as conducted by Sellers as of the Closing Date that would materially affect Sellers entitlement to the Holdback Shares.

(e) No Security. The parties hereto understand and agree that (i) the contingent rights to be issued any Holdback Shares shall not be represented by any form of certificate or other instrument, are not transferable except by operation of Laws relating to descent and distribution, divorce and community property, and do not constitute an equity or ownership interest in Buyer or the Company, (ii) Sellers shall not have any rights as a securityholder of Buyer or the Company as a result of Seller’s contingent right to be issued Holdback Shares, and (iii) no interest is payable with respect to any Holdback Shares not yet issued. Notwithstanding the foregoing, Buyer shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock (or other applicable equity securities), solely for the purpose of satisfying its obligations to issue Holdback Shares pursuant to this Agreement, a sufficient number of shares to effect the issuance of all Holdback Shares that may become issuable hereunder.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, the Company represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the Effective Date except to the extent such representations and warranties of the Company are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

Section 3.01 Organization, Authority and Qualification of the Company. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the state of Kansas and has full company power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. Section 3.01 of the Disclosure Schedules sets forth each jurisdiction in which the Company is licensed or qualified to do business, and the Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary. The Company has full company power and authority to enter into this Agreement and any Ancillary Documents to which the Company is or will be a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

Section 3.02 Enforceability and Authority of the Company. The execution and delivery by the Company of this Agreement and any Ancillary Document to which the Company is or will be a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite company action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. When each Ancillary Document to which the Company is or will be a party has been duly executed and delivered by the Company (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms.

Section 3.03 Capitalization.

(a) Section 3.03(a) of the Disclosure Schedules sets forth the name of each Person that is the registered owner of any Units, the number or percents of Units owned by such Person.

(b) Except for the Company’s phantom stock plan as set forth in Section 3.03(b) of the Disclosure Schedules (the “Phantom Stock Plan”), no subscription, warrant, option, convertible or exchangeable security, or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding, and there is no commitment by the Company to issue units, subscriptions, warrants, options, convertible or exchangeable securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset, to repurchase or redeem any securities of the Company or to grant, extend, accelerate the vesting of, change the price of, or otherwise amend any warrant, option, convertible or exchangeable security or other such right. There are no declared or accrued unpaid dividends with respect to any Units.

(c) All issued and outstanding Units are (i) duly authorized and validly issued; (ii) not subject to any preemptive rights created by statute, the operating agreement, or other organizational documents of the Company, or any agreement to which the Company is a party; and (iii) free of any Encumbrances created by the Company in respect thereof except as set forth on Section 3.03(d) of the Disclosure Schedules. All issued and outstanding Units were issued in compliance with applicable Law.

(d) No outstanding Units are subject to vesting or forfeiture rights or repurchase by the Company.

(e) All distributions, dividends, repurchases and redemptions of the Units (or other Equity Interests, if any) of the Company were undertaken in compliance with the operating agreement, or other organizational documents of the Company then in effect, any agreement to which the Company then was a party and in compliance with applicable Law.

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Section 3.04 Subsidiaries.

(a) A list of all Subsidiaries of the Company is set forth in Section 3.04(a) of the Disclosure Schedules. Except as set forth in Section 3.04(a) of the Disclosure Schedules, each Subsidiary of the Company is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, and is duly qualified to do business and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably likely to have, a Material Adverse Effect on such Subsidiary.

(b) Neither the Company nor any of Subsidiary of the Company controls directly or indirectly or has any direct or indirect equity participation, profit sharing or similar interest of any nature in any other Person. The Company is not and has not otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity. The Company has not agreed and is not obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Person. The Company has not, at any time, been a general partner of, and has not otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Person.

Section 3.05 No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the Ancillary Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the operating agreement or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to the Company; (c) except as set forth in Section 3.05 of the Disclosure Schedules, require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which the Company is a party or by which the Company is bound or to which any of its properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement and the Ancillary Documents to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby.

Section 3.06 Financial Statements. Complete copies of the Company’s audited financial statements consisting of the balance sheet of the Company as at December 31 in each of the years 2025 and 2024 and the related statements of income and retained earnings, members’ equity and cash flow for the years then ended (the “Audited Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Company as at July 31, 2026 and the related statements of income and retained earnings, members’ equity and cash flow for the seven-month period then ended (the “Interim Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”) have been delivered to Buyer. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be material to the Company) and the absence of notes (that, if presented, would not differ materially from those presented in the Audited Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31, 2025, is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of July 31, 2026 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date.” The Company maintains a standard system of accounting established and administered in accordance with GAAP.

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Section 3.07 Undisclosed Liabilities. Except as set forth on Section 3.07 of the Disclosure Schedules, the Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the Ordinary Course of Business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

Section 3.08 Absence of Certain Changes, Events and Conditions. Since the Interim Balance Sheet Date, the business of the Company has been conducted in the Ordinary Course of Business consistent with past practice, and other than as set forth on Section 3.08 of the Disclosure Schedules there has not been, with respect to the Company, any:

(a) event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) amendment of the operating agreement, or other organizational documents of the Company;

(c) split, combination or reclassification of any units of its membership interests or other equity interests in the Company;

(d) issuance, sale or other disposition of any of its membership interests or other equity interests in the Company, or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its membership interests or other equity interests in the Company;

(e) declaration or payment of any dividends or distributions on or in respect of any of its membership interests or other equity interests in the Company or redemption, purchase or acquisition of its membership interests or other equity interests in the Company;

(f) material change in any method of accounting or accounting practice of the Company, except as required by GAAP or as disclosed in the notes to the Financial Statements;

(g) material change in the Company’s cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(h) entry into any Contract involving aggregate consideration in excess of $150,000 or would constitute a Material Contract;

(i) incurrence, assumption or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the Ordinary Course of Business consistent with past practice;

(j) transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Balance Sheet or cancellation of any debts or entitlements;

(k) transfer or assignment of or grant of any license or sublicense under or with respect to any Company Intellectual Property or Company IP Agreements except non-exclusive licenses or sublicenses granted in the ordinary course of business consistent with past practice;

(l) abandonment or lapse of or failure to maintain in full force and effect any Company IP Registration, or failure to take or maintain reasonable measures to protect the confidentiality of any Trade Secrets included in the Company Intellectual Property;

(m) material damage, destruction or loss (whether or not covered by insurance) to its property;

(n) capital investment in, or loan to, any other Person;

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(o) acceleration, termination, material modification to or cancellation of any Material Contract to which the Company is a party or by which it is bound;

(p) material capital expenditures;

(q) imposition of any Encumbrance (other than Permitted Encumbrances) upon any of the Company properties, membership interests or other equity interests in the Company or assets, tangible or intangible;

(r) other than payments with respect to the Phantom Stock Plan or merit raises in the Ordinary Couse Of Business, (i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, managers, directors, independent contractors or consultants, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee or any termination of any employees for which the aggregate costs and expenses exceed $100,000, or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, managers, director, independent contractor or consultant except as may be required by Section 2.03;

(s) hiring or promoting of any person as or to (as the case may be) an officer or hiring or promoting of any employee below officer except to fill a vacancy in the ordinary course of business;

(t) adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, manager, officer, director, independent contractor or consultant, (ii) Benefit Plan or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral;

(u) loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its members or current or former managers, directors, officers and employees;

(v) entry into a new line of business or abandonment or discontinuance of existing lines of business;

(w) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(x) purchase, lease or other acquisition of the right to own, use or lease any property or assets for an amount in excess of $50,000, individually (in the case of a lease, per annum) or $150,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the Ordinary Course of Business consistent with past practice;

(y) acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof;

(z) action by the Company to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer in respect of any Post-Closing Tax Period; or

(aa) Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

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Section 3.09 Material Contracts.

(a) Section 3.09(a) of the Disclosure Schedules lists each of the following Contracts of the Company (such Contracts, together with all Contracts concerning the occupancy, management or operation of any Real Property (including without limitation, brokerage contracts) listed or otherwise disclosed in Section 3.10(b) of the Disclosure Schedules and all Company IP Agreements set forth in Section 3.12(b) of the Disclosure Schedules, being “Material Contracts”):

(i) each Contract of the Company involving aggregate consideration in excess of $150,000 and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days’ notice;

(ii) all Contracts with the Material Customers and the Material Suppliers;

(iii) all Contracts that require the Company to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(iv) all Contracts that provide for the indemnification by the Company of any Person or the assumption of any Tax, environmental or other Liability of any Person;

(v) all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

(vi) all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts to which the Company is a party;

(vii) all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which the Company is a party and which are not cancellable without material penalty or without more than 90 days’ notice;

(viii) except for Contracts relating to trade payables, all Contracts relating to Indebtedness (including, without limitation, guarantees) of the Company;

(ix) all Contracts that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time;

(x) any Contracts to which the Company is a party that provide for any joint venture, partnership or similar arrangement by the Company;

(xi) all Contracts between or among the Company on the one hand and a Seller or any Affiliate of a Seller (other than the Company) on the other hand;

(xii) all collective bargaining agreements or Contracts with any Union to which the Company is a party; and

(xiii) any other Contract that is material to the Company and not previously disclosed pursuant to this Section 3.09.

(b) Each Material Contract is in full force and effect and is a valid and binding agreement enforceable against the Company and the other party or parties thereto, in accordance with its terms. Other than as set forth on Section 3.09(b) of the Disclosure Schedules, none of the Company or, to the Company’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Buyer.

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Section 3.10 Title to Assets; Real Property.

(a) The Company has good and valid (and, in the case of owned Real Property, good and marketable fee simple) title to, or a good and valid leasehold interest in, all Real Property and personal property and other assets reflected in the Financial Statements or acquired after the Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the Ordinary Course of Business consistent with past practice since the Balance Sheet Date. All such properties and assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):

(i) liens for Taxes not yet due and payable;

(ii) mechanics, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the Ordinary Course of Business consistent with past practice, with respect to amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company;

(iii) easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company; or

(iv) other than with respect to owned Real Property, liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the Ordinary Course of Business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company.

(b) Section 3.10(b) of the Disclosure Schedules lists (i) the street address of each parcel of Real Property; (ii) if such property is leased or subleased by the Company, the name and date of the lease, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease for each leased or subleased property; and (iii) the current use of such property. With respect to owned Real Property, Seller has delivered or made available to Buyer true, complete and correct copies of the deeds and other instruments (as recorded) by which the Company acquired such Real Property, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of Seller or the Company and relating to the Real Property. With respect to leased Real Property, Seller has delivered or made available to Buyer true, complete and correct copies of any leases affecting the Real Property. The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any leased Real Property. The use and operation of the Real Property in the conduct of the Company’s business do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. No material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company. There are no Actions pending nor, to the Company’s Knowledge, threatened against or affecting the Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings.

Section 3.11 Condition of Assets. Other than as set forth on Section 3.11 of the Disclosure Schedules, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company are structurally sound, are in good operating condition and repair (ordinary wear and tear excepted), and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

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Section 3.12 Intellectual Property; Data Privacy and Security.

(a) Section 3.12(a) of the Disclosure Schedules contains a correct, current, and complete list of: (i) all Company IP Registrations, specifying as to each, as applicable: the title, mark, or design; the record owner and inventor(s), if any; the jurisdiction in which it has been issued, registered, or filed; the patent, registration, or application serial number; the issue, registration, or filing date; and the current status; (ii) all unregistered Trademarks included in the Company Intellectual Property; (iii) all proprietary Software of the Company, including all Software developed by or for the Company and all Software embedded in, distributed with, or used in the development, operation, maintenance, or provision of the Company’s products or services; (iv) all Digital Assets owned or used by the Company in the Company’s business; and (v) all other Company Intellectual Property used or held for use in the Company’s business as currently conducted.

(b) Section 3.12(b) of the Disclosure Schedules contains a correct, current, and complete list of all Company IP Agreements. Seller has provided Buyer with true and complete copies of all Company IP Agreements, including all amendments, renewals, statements of work, order forms, and other related documents. Each Company IP Agreement is valid and binding on the Company in accordance with its terms and is in full force and effect. Neither the Company nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any Company IP Agreement. Except as set forth on Section 3.12 of the Disclosure Schedules, no party to any Company IP Agreement has exercised, or has any current right to exercise, any termination right, suspension right, audit right, source code escrow release right, or other right that could reasonably be expected to materially impair the value or use of the applicable Intellectual Property or services to the Company. The Company is not obligated to pay any royalties, fees, or other amounts contingent on the consummation of the transactions contemplated hereby, any change of control, or Buyer’s use of the Company Intellectual Property following the Closing.

(c) Other than as set forth on Section 3.12(c) of the Disclosure Schedules, the Company is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company Intellectual Property, and with respect to the Company IP Registrations, is the record owner thereof. The Company has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the Company’s business as currently conducted, free and clear of Encumbrances, other than Permitted Encumbrances. Each current and former employee and independent contractor of the Company and each third party who has contributed to the creation, invention, development, or improvement of any Company Intellectual Property has entered into a binding, valid and enforceable written Contract granting to the Company a present, irrevocable assignment of any ownership interest such third parties may have in or to all Intellectual Property invented, created, or developed by such third parties within the scope of their employment or engagement with the Company. All assignments and other instruments necessary to establish, record, and perfect the Company’s ownership interest in the Company IP Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars. No current or former employee, contractor, consultant, founder, or other Person has any claim, right (including any right to royalties or other compensation), or interest in or to any Company Intellectual Property.

(d) Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of, or except as set forth on Section 3.05 of the Disclosure Schedules, require the consent of any other Person in respect of, the Company’s right to own or use any Company Intellectual Property, Licensed Intellectual Property, or Company IT Systems used in, held for use in, or reasonably anticipated to be used in the conduct of the Company’s business following the Closing.

(e) All of the Company Intellectual Property and Licensed Intellectual Property is valid and enforceable, and all Company IP Registrations are subsisting and in full force and effect. The Company has taken all reasonable and necessary steps to maintain and enforce the Company Intellectual Property and Licensed Intellectual Property and to preserve the confidentiality of all Trade Secrets included in the Company Intellectual Property, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements and implementing reasonable physical, technical, administrative, and contractual safeguards. To the Knowledge of the Company, there has been no unauthorized disclosure of any third-party or Company proprietary or confidential information in the possession, custody or control of the Company. All required filings and fees related to the Company IP Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars. To the Knowledge of the Company, no event has occurred that has resulted in, or would reasonably be expected to result in, the abandonment, invalidation, unenforceability, or loss of any Company Intellectual Property or Licensed Intellectual Property.

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(f) The conduct of the Company’s business as currently and formerly conducted, including the use of the Company Intellectual Property and Licensed Intellectual Property in connection therewith, and the products, processes and services of the Company, have not infringed, misappropriated or otherwise violated, and will not infringe, misappropriate or otherwise violate, the Intellectual Property or other rights of any Person. To the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated any Company Intellectual Property or Licensed Intellectual Property. The Company has not brought, asserted, threatened, or settled any claim alleging infringement, misappropriation, or other violation of any Company Intellectual Property or Licensed Intellectual Property.

(g) There are no Actions (including any office action, opposition, cancellation, revocation, reexamination, inter partes review, post-grant review, claim, or other proceeding), whether settled, pending, or to the Knowledge of the Company, threatened (including in the form of offers to obtain a license): (i) alleging any infringement, misappropriation, or other violation by the Company of the Intellectual Property of any Person; (ii) challenging the validity, enforceability, registrability, patentability, or ownership of any Company Intellectual Property or Licensed Intellectual Property or the Company’s right, title, or interest in or to any Company Intellectual Property or Licensed Intellectual Property; or (iii) by the Company or by the owner of any Licensed Intellectual Property alleging any infringement, misappropriation, or other violation by any Person of the Company Intellectual Property or such Licensed Intellectual Property. To the Company’s Knowledge, there are no facts or circumstances that could reasonably be expected to give rise to any such Action. The Company is not subject to any outstanding or, to the Knowledge of the Company, prospective Governmental Order that does or could reasonably be expected to restrict or impair the use of any Company Intellectual Property or Licensed Intellectual Property. The Company has not received any written complaint, oral notice, demand, invitation to license, or claim asserting any of the foregoing.

(h) All Company IT Systems are in good working condition and are sufficient for the operation of the Company’s business as currently conducted. In the past six (6) years, there has been no malfunction, failure, continued substandard performance, denial-of-service, or other cyber incident, including any cyberattack, or other impairment of the Company IT Systems. The Company has taken all commercially reasonable steps and implemented and maintained industry-standard technical, administrative, and physical safeguards to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and Software and hardware support arrangements. Without limiting the foregoing, the Company has implemented and maintained industry-standard policies and procedures concerning access controls, authentication, encryption, vulnerability management, logging and monitoring, patch management, endpoint protection, vendor management, incident response, business continuity, and disaster recovery, and the Company has tested such policies and procedures on no less than an annual basis. To the Knowledge of the Company, the Company IT Systems do not contain any viruses, worms, Trojan horses, ransomware, malware, disabling codes, time bombs, back doors, or other malicious codes designed or intended to disrupt, damage, disable or provide unauthorized access to any Company IT Systems. The Company has not suffered any material outage of Company IT Systems in the past six (6) years. The Company maintains complete and accurate books and records regarding all material incidents involving Company IT Systems.

(i) Section 3.12(i) of the Disclosure Schedules contains a correct, current, and complete list of all material privacy policies, data retention policies, incident response plans, business continuity plans, disaster recovery plans, and written information security programs used by the Company, copies of which have been provided to Buyer. The Company has complied with, and for the past six (6) years has been in compliance with, all applicable Laws and all publicly posted policies, notices, and statements and all internal policies, contractual commitments, and industry standards concerning the collection, use, storage, transfer, disclosure, retention, deletion, security, protection, and other processing of Personal Information in the conduct of the Company’s business. In the past six (6) years, the Company has not (i) to the Knowledge of the Company, experienced any actual, alleged, or suspected data breach or other security incident involving Personal Information in its possession or control or involving Company IT Systems, including any ransomware incident, business email compromise, unauthorized access, or other compromise of confidentiality, integrity, or availability; or (ii) been subject to or received any written notice of any audit, investigation, complaint, or other Action by any Governmental Authority or other Person concerning the Company’s collection, use, storage, transfer, disclosure, retention, deletion, security, protection, and other processing of Personal Information or actual, alleged, or suspected violation of any applicable Law concerning privacy, data security, or data breach notification, and there are no facts or circumstances that could reasonably be expected to give rise to any such Action. The Company has entered into all required data processing agreements, cross-border transfer mechanisms, and vendor management arrangements required under applicable Law and has conducted all notices, consents, risk assessments, transfer impact assessments, privacy impact assessments, and security reviews required under applicable Law or the Company’s policies. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any privacy policy, data processing agreement, or applicable Law relating to privacy, data security, or data transfers, or require consent from any Person. The Company has not sold, shared, leased, or otherwise monetized Personal Information, except in compliance with applicable Law and as disclosed in Section 3.12(i) of the Disclosure Schedules.

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(j) Section 3.12(j) of the Disclosure Schedules contains a correct, current, and complete list of all Open Source Software, copyleft, or community-source software incorporated into, combined with, linked to, or used in the development, distribution, hosting, support, maintenance, or operation of any proprietary Software or other products or services of the Company, identifying any applicable licenses thereto. No Open Source Software, copyleft, or community-source Software has been incorporated into, linked with, distributed with, or used in the development of any proprietary Software of the Company in a manner that (i) requires or has required the Company to disclose, distribute, license, or make available any source code for such proprietary Software; (ii) requires or has required such proprietary Software to be licensed for the purpose of making derivative works; (iii) imposes any material restriction on the consideration the Company may charge for the distribution of such proprietary Software; or (iv) otherwise materially limits the Company’s use, commercialization, licensing, or enforcement of such proprietary Software.

(k) The Company has not used, and no proprietary Software, product, service, or model of the Company incorporates, any artificial intelligence, machine learning, automated decision-making, generative AI, training data, or third-party datasets in a manner that violates any applicable Law, contract, privacy policy, license, or the rights of any Person. The Company has implemented commercially reasonable policies and controls governing the use of artificial intelligence and the ingestion, training, prompting, output review, and protection of confidential information and Personal Information in connection therewith.

Section 3.13 Inventory. All ticket inventory of the Company, whether or not reflected in the Balance Sheet, consists of a quality and quantity usable and salable in the Ordinary Course of Business consistent with past practice. Inventory of the Company is carried on the Balance Sheet at fair overall cost, and unsold ticket inventory for event which have occurred are written down at a loss. Except for as set forth on Section 3.13 of the Disclosure Schedules, all inventory is owned by the Company free and clear of all Encumbrances. The quantities of each item of ticket inventory are not excessive but are reasonable in the present circumstances of the Company.

Section 3.14 Accounts Receivable. The accounts receivable reflected on the Interim Balance Sheet and the accounts receivable arising after the Interim Balance Sheet Date (a) have arisen from bona fide transactions entered into by the Company involving the sale of goods or the rendering of services in the Ordinary Course of Business consistent with past practice; (b) constitute only valid, undisputed claims of the Company not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the Ordinary Course of Business consistent with past practice; and (c) subject to a reserve for bad debts shown on the Interim Balance Sheet or, with respect to accounts receivable arising after the Interim Balance Sheet Date, on the accounting records of the Company, are collectible in full within 90 days after billing. The reserve for bad debts shown on the Interim Balance Sheet or, with respect to accounts receivable arising after the Interim Balance Sheet Date, on the accounting records of the Company have been determined in accordance with GAAP, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in footnotes.

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Section 3.15 Customers and Suppliers.

(a) Section 3.15(a) of the Disclosure Schedules sets forth (i) a list of the Company’s top 15 customer (measured by revenue) during each of the two most recent fiscal years and each customer that the Company reasonably expects will be among such list for 2026 (collectively, the “Material Customers”).

(b) Section 3.15(b) of the Disclosure Schedules sets forth (i) a list of the Company’s top 15 suppliers and service providers, including sales representatives, (measured by the dollar amount paid by the Company) during each of the two most recent fiscal years (collectively, the “Material Suppliers”).

Section 3.16 Insurance. Section 3.16 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, managers’ and officers’ liability, fiduciary liability and other casualty and property insurance maintained by the Company and relating to the assets, business, operations, employees, officers and managers of the Company (collectively, the “Insurance Policies”) and true and complete copies of the Insurance Policies have been made available to Buyer. The Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. The Company has not received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of the Insurance Policies. All premiums due on the Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company. All Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. There are no claims related to the business of the Company pending under any Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. The Company is not in default under, and has not otherwise failed to comply with, in any material respect, any provision contained in any Insurance Policy. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Company and are sufficient for compliance with all applicable Laws and Contracts to which the Company is a party or by which it is bound.

Section 3.17 Legal Proceedings; Governmental Orders.

(a) Except as set forth in Section 3.17(a) of the Disclosure Schedules, there are no Actions pending, or, to the Company’s Knowledge, threatened against the Company.

(b) There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets.

Section 3.18 Compliance With Laws; Permits.

(a) The Company has complied, and is now complying, in all material respects with all Laws applicable to it or its business, properties or assets.

(b) All Permits required for the Company to conduct its business have been obtained by it and are valid and in full force and effect. All fees and charges with respect to such Permits as of the Effective Date have been paid in full. Section 3.18(b) of the Disclosure Schedules lists all current Permits issued to the Company, including the names of the Permits and their respective dates of issuance and expiration. The Company has complied and is now complying with the terms of all Permits listed on Section 3.18(b) of the Disclosure Schedules. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 3.18(b) of the Disclosure Schedules.

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Section 3.19 Environmental Matters.

(a) The Company is currently and has been in compliance with all Environmental Laws and has not received from any Person any: (i) written notice or claim with respect to any actual or alleged violation of or liability under any Environmental Law; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

(b) There has been no Release of Hazardous Materials in contravention of Environmental Law by Company or, to the Company’s Knowledge, by any third party with respect to the business or assets of the Company or any real property currently or formerly owned, operated or leased by the Company, and the Company has not received any written notice that any real property currently or formerly owned, operated or leased in connection with the business of the Company (including soils, groundwater, surface water, buildings and other structures located on any such real property) has been contaminated with any Hazardous Material which could reasonably be expected to result in a claim against, or liability for, the Company.

(c) The Company has provided or otherwise made available to Buyer and listed in Section 3.19(c) of the Disclosure Schedules all environmental reports, site assessments, and similar documents with respect to the business or assets of the Company or any currently or formerly owned, operated or leased real property which are in the possession or control of the Company related to compliance with Environmental Laws or Hazardous Materials.

Section 3.20 Employee Benefit Matters.

(a) Section 3.20(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, salary continuation, termination allowance, supplemental unemployment benefit, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, Code Section 125 cafeteria, fringe benefit, educational allowance, workers’ compensation and other similar agreement, plan, policy or practice, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to for the benefit of any current or former employee, officer, manager, director, retiree, independent contractor or consultant of the Company or an ERISA Affiliate or any spouse or dependent of such individual, or under which the Company or any of its ERISA Affiliates has or may have any Liability, or with respect to which Buyer or any of its ERISA Affiliates would reasonably be expected to have any Liability, contingent or otherwise (as listed on Section 3.20(a) of the Disclosure Schedules, each, a “Benefit Plan”). The Company has separately identified in Section 3.20(a) of the Disclosure Schedules each Benefit Plan that contains a change in control provision.

(b) With respect to each Benefit Plan, the Company has made available to Buyer accurate and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the plan document together with all amendments and restatements (including without limitation complete copies of any plans that may have merged into such plan); (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii) where applicable, copies of any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration or service agreements and similar agreements, and investment management or investment advisory agreements, annuity contracts and documents relating to fees incurred by the sponsor or participants and beneficiaries; (iv) copies of any summary plan descriptions, summaries of material modifications, summaries of benefits and coverage, COBRA communications, employee handbooks and any other written communications (or a description of any oral communications) relating to any Benefit Plan; (v) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service and any legal opinions issued thereafter with respect to such Benefit Plan’s continued qualification; (vi) in the case of any Benefit Plan for which a Form 5500 must be filed, a copy of the three most recently filed Forms 5500, with all corresponding schedules and financial statements attached; (vii) actuarial valuations and reports related to any Benefit Plans with respect to the three most recently completed plan years; (viii) the most recent nondiscrimination tests performed under the Code; and (ix) copies of material notices, letters or other correspondence from and to the Internal Revenue Service, U.S. Department of Labor, U.S. Department of Health and Human Services, Pension Benefit Guaranty Corporation or other Governmental Authority relating to the Benefit Plan.

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(c) Each Benefit Plan and any related trust has been established, administered and maintained in accordance with its terms and in compliance with all applicable Laws (including ERISA, the Code and any applicable local Laws), all required returns (including without limitation information returns) have been prepared in accordance with all applicable Laws and have been timely filed in accordance with applicable Laws with respect to such Benefit Plan, and neither the Company nor any ERISA Affiliate has received any written notice from any governmental or quasi-governmental authority questioning or challenging such compliance. Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and received a favorable and current determination letter from the Internal Revenue Service with respect to the most recent five year filing cycle, or with respect to a prototype or volume submitter plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan or volume submitter plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject the Company or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, Buyer or any of its Affiliates, to a penalty under Section 502 of ERISA or to tax or penalty under Chapter 43 of the Code.

All benefits, contributions and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with, GAAP. No Qualified Benefit Plan is subject to Title IV of ERISA or Section 412 of the Code. Neither the Company nor any ERISA Affiliate is or ever has been party to or made contributions to any Multiemployer Plan, within the meaning of Section 4001(a)(3) of ERISA, or a “multiple employer plan” within the meaning of Section 413(c) of the Code.

(d) Neither the Company nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title I of ERISA or related provisions of the Code or applicable local Law relating to employee benefit plans; (ii) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA; (iii) incurred taxes under Section 4971 of the Code with respect to any Single Employer Plan; or (iv) participated in or made contributions to a multiple employer welfare arrangement (MEWA) under Section 3(40) of ERISA.

(e) Each Benefit Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without material liabilities to Buyer, the Company or any of their Affiliates other than ordinary administrative expenses typically incurred in a termination event. The Company has no commitment or obligation and has not made any representations to any employee, officer, manager, director, independent contractor or consultant, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan or any collective bargaining agreement, in connection with the consummation of the transactions contemplated by this Agreement or otherwise.

(f) Other than as required under Sections 601 to 608 of ERISA or other applicable Law, no Benefit Plan provides post-termination or retiree health benefits to any individual for any reason, and neither the Company nor any of its ERISA Affiliates has any Liability to provide post-termination or retiree health benefits to any individual or ever represented, promised or contracted to any individual that such individual would be provided with post-termination or retiree health benefits.

(g) There is no pending or, to the Company’s Knowledge, threatened Action or claim relating to a Benefit Plan or assets of any Benefit Plan (other than routine claims for benefits), and no Benefit Plan has been the subject of an examination or audit by a Governmental Authority or the subject of an application or filing under or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Authority.

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(h) There has been no amendment to, announcement by Seller, the Company or any of their Affiliates relating to, or change in employee participation or coverage under, any Benefit Plan or collective bargaining agreement that would increase the annual expense of maintaining such plan above the level of the expense incurred for the most recently completed fiscal year (other than on a de minimis basis) with respect to any manager, director, officer, employee, independent contractor or consultant, as applicable. None of the Company nor any of its Affiliates has any commitment or obligation or has made any representations to any manager, director, officer, employee, independent contractor or consultant, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan or any collective bargaining agreement.

(i) Each Benefit Plan that is subject to Section 409A of the Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including notices, rulings and proposed and final regulations) thereunder. The Company does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code.

(j) Each individual who is classified by the Company as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Benefit Plan.

(k) Except on Section 3.20(k) of the Disclosure Schedules, neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former manager, director, officer, employee, independent contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Benefit Plan; or (iv) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan;

(l) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent event) (i) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code; or (ii) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code.

(m) All options that have been granted by the Company to employees that purport to be “incentive stock options” under the Code comply with all applicable requirements necessary to qualify for such tax status, and no option is subject to the provisions of Section 409A of the Code.

Section 3.21 Employment Matters.

(a) Section 3.21(a) of the Disclosure Schedules contains a list of all persons who are employees, independent contractors or consultants of the Company as of the Effective Date, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following: (i) name; (ii) title or position (including whether full-time or part-time); (iii) hire or retention date; (iv) current annual base compensation rate, hourly rate, or contract fee; (v) commission, bonus or other incentive-based compensation; and (vi) a description of the fringe benefits (if any) provided to each such individual as of the Effective Date. Other than the Phantom Stock Plan, as of the Effective Date, all compensation, including wages, commissions, bonuses, fees and other compensation, payable to all employees, independent contractors or consultants of the Company for services performed on or prior to the Effective Date have been paid in full (or accrued in full on the audited balance sheet contained in the Closing Statement) and there are no outstanding agreements, understandings or commitments of the Company with respect to any compensation, commissions, bonuses or fees.

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(b) The Company is not, and has not been for the past three years, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has not been for the past three years, any Union representing or purporting to represent any employee of the Company, and no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining. There has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor disruption or dispute affecting the Company or any of its employees. The Company has no duty to bargain with any Union.

(c) Except as set forth on Section 3.21(c) of the Disclosure Schedules, for the past five (5) years, the Company is and has been in compliance in all material respects with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave and unemployment insurance. All individuals currently and/or formerly characterized and/or treated by the Company as independent contractors or consultants are and/or were properly classified as independent contractors under all applicable Laws at all relevant times. All current and former employees of the Company not paid overtime for hours worked in excess of applicable Federal, state, and local overtime thresholds are and/or were properly classified as exempt from overtime under the Fair Labor Standards Act and state and local wage and hour laws at all relevant times. There are no Actions against the Company pending, or to the Company’s Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any applicant, employee, consultant, volunteer, intern or independent contractor of the Company (for each, whether current or former), including, without limitation, any charge, investigation or claim relating to unfair labor practices, equal employment opportunities, fair employment practices, discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, classification, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, unemployment insurance or any other employment or labor related matter arising under applicable Laws. No applicant, employee, consultant, volunteer, intern or independent contractor of the Company (for each, whether current or former), and no attorney representing such a person, has raised any concern or allegation to the Company relating to unfair labor practices, equal employment opportunities, fair employment practices, discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, classification, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, unemployment insurance or any other employment or labor related matter arising under applicable Laws.

(d) The Company has complied with the WARN Act, and it has no plans to undertake any action that would trigger the WARN Act.

Section 3.22 Taxes. Except as set forth in Section 3.22 of the Disclosure Schedules:

(a) All Tax Returns required to be filed on or before the Closing Date by the Company have been, or will be, timely filed (after giving effect to any valid extensions of time in which to make such filings). Such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been, or will be, timely paid.

(b) The Company has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, member or other party, complied with all information reporting and backup withholding provisions of applicable Law, and has timely filed all withholding Tax Returns for all periods through and including the Closing Date.

(c) No claim has been made by any taxing authority in any jurisdiction where the Company does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.

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(d) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. None of the Companies have executed any powers of attorney with respect to any Tax or Tax Return, other than powers of attorney that are no longer in force.

(e) The amount of the Company’s Liability for unpaid Taxes for all periods ending on or before the Balance Sheet Date does not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Financial Statements. The amount of the Company’s Liability for unpaid Taxes for all periods following the end of the recent period covered by the Financial Statements shall not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) as adjusted for the passage of time in accordance with the past custom and practice of the Company (and which accruals shall not exceed comparable amounts incurred in similar periods in prior years).

(f) Section 3.22(f) of the Disclosure Schedules sets forth:

(i) the taxable years of the Company as to which the applicable statutes of limitations on the assessment and collection of Taxes have not expired;

(ii) the taxable years and states in which the Company has made a pass-through entity tax election; and

(iii) those years for which examinations by the taxing authorities have been completed.

(g) The Company validly elected, pursuant to Treasury Regulations Section 301.7701-3(c), to be classified as an association taxable as a corporation for U.S. federal income Tax purposes, effective as of January 1, 2020, and validly elected, pursuant to Section 1362(a) of the Code, to be treated as an S corporation within the meaning of Sections 1361 and 1362 of the Code, effective as of January 1, 2020. The Company has been a validly electing S corporation at all times since the effective date of such S election, and the Company will be an S corporation up to and including the Closing Date. The Company has made valid and timely corresponding elections (or is treated as an S corporation without the need for any separate election) for all applicable state and local income Tax purposes. No Governmental Authority has challenged the effectiveness of any such election, and no facts or circumstances exist that have caused or could cause the Company’s status as an S corporation to terminate (whether under Section 1362(d) of the Code or otherwise) at any time on or prior to the Closing Date.

(h) Each Seller is, and has been at all times during which such Seller has held any Units, a Person eligible to hold stock of an S corporation under Section 1361(b)(1) of the Code, and at no time has any Person that is not an eligible S corporation shareholder held any Equity Interest in the Company. Each Seller that is a trust is a trust described in Section 1361(c)(2)(A) of the Code and, to the extent required, a valid and timely election under Section 1361(d)(2) of the Code (qualified subchapter S trust) or Section 1361(e)(3) of the Code (electing small business trust) has been made with respect to such trust and remains in effect. At all times since the effective date of the Company’s S election, the Company has had no more than 100 shareholders and only one class of stock, in each case within the meaning of Section 1361(b)(1) of the Code and Treasury Regulations Section 1.1361-1(l), and no Contract, Unit or other instrument of the Company constitutes a second class of stock for such purposes.

(i) The Company does not have, and has never had, any “qualified subchapter S subsidiary” within the meaning of Section 1361(b)(3)(B) of the Code. The Company will not be liable for any Tax under Section 1374 of the Code (or any corresponding or similar provision of state or local Law) in connection with the deemed sale of the Company’s assets resulting from the Section 338(h)(10) Elections. The Company has not, in the past 10 years, acquired assets from another corporation in a transaction in which the Company’s Tax basis for the acquired assets was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor. The Company does not use, and has not used, the last-in, first-out (LIFO) method of accounting for inventories, and the Company is not and will not become liable for any Tax under Section 1363(d) of the Code.

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(j) All deficiencies asserted, or assessments made, against the Company as a result of any examinations by any taxing authority have been fully paid.

(k) There is no examination, audit, dispute, notice, assessment, claim, or other administrative or judicial proceeding threatened in writing or pending with respect to any Tax Return of the Company and there is no other procedure, proceeding or contest of any refund or deficiency with respect to any Taxes of the Company on appeal or pending with any taxing authority.

(l) The Company has delivered to Buyer copies of all federal, state, local and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, the Company for all Tax periods ending after December 31, 2023.

(m) There are no Encumbrances for Taxes upon the assets of the Company (except where such Encumbrance arises as a matter of law prior to the due date for paying the related Taxes).

(n) The Company is not a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement.

(o) No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any taxing authority with respect to the Company.

(p) The Company has not been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise.

(q) The Company will not be required to include any item of income in, or exclude any item or deduction from, taxable income for any taxable period or portion thereof ending after the Closing Date as a result of:

(i) any change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign Tax Laws), or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date;

(ii) an installment sale or open transaction occurring on or prior to the Closing Date;

(iii) a prepaid amount received on or before the Closing Date;

(iv) any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or foreign Tax Law) with respect to a transaction occurring on or prior to the Closing Date;

(v) a “gain recognition agreement” to which the Company is a party under Section 367 of the Code;

(vi) an election under Section 965 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law); or

(vii) any closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign Law.

(r) The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period in Section 897(c)(1)(a) of the Code.

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(s) The Company has not been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(t) The Company has not disclosed on its Tax Returns any Tax reporting position taken in any Tax Return that could result in the imposition of penalties under Section 6662 of the Code or any comparable provisions of state, local or foreign Law.

(u) The Company has not consummated or participated in, and is not currently participating in, any transaction that was or is a “Tax shelter” transaction as defined in Sections 6662 or 6111 of the Code or the Treasury Regulations promulgated thereunder. The Company has not participated in, and is not currently participating in, any “reportable transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulation Section 1.6011-4 or any other transaction requiring disclosure under a corresponding or similar provision of state, local, or foreign Tax Law.

(v) There is currently no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits or similar items of the Company under Sections 269, 382, 383, 384 or 1502 of the Code and the Treasury Regulations thereunder (and comparable provisions of state, local or foreign Law).

(w) No property owned by the Company is (i) required to be treated as being owned by another person pursuant to the so-called “safe harbor lease” provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term agreement as defined in Section 467 of the Code.

(x) The Company has appropriately classified depreciable assets and claimed appropriate tax depreciation thereon in accordance with applicable Law.

(y) The Company is in compliance in all respects with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Company. All related party transactions involving the Company are at arm’s length in compliance with Section 482 of the Code, the Treasury Regulations promulgated thereunder, and any similar provision of state, local or foreign law.

Section 3.23 Books and Records. The operating agreement of the Company, which have been made available to Buyer, is complete and correct and has been maintained in accordance with sound business practices. The minute books of the Company contain accurate and complete records of meetings, and material actions taken by written consent of, the members, the board of managers and any committees of the board of managers of the Company. At the Closing, all material books and records will be in the possession of the Company.

Section 3.24 No Other Representations and Warranties. Except for the representations and warranties contained in ARTICLE III and ARTICLE IV (including any related portions of the Disclosure Schedules) or in any other Ancillary Documents, none of the Sellers, the Company nor any of their respective Affiliates has made or makes any express or implied representation or warranty, with respect to any other information provided, or made available, to Buyer or any of its Representatives in connection with the transactions contemplated hereby, and Buyer expressly disclaims reliance on any such other representations or warranties.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLERS

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, each Seller, severally and not jointly, represents and warrants to Buyer that the statements contained in this ARTICLE IV are true and correct as of the Effective Date.

Section 4.01 Enforceability. This Agreement has been duly executed and delivered by such Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms. When each Ancillary Document to which such Seller is or will be a party has been duly executed and delivered by such Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of such Seller enforceable against it in accordance with its terms.

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Section 4.02 No Conflicts; Consents. The execution, delivery and performance by such Seller of this Agreement and the Ancillary Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to such Seller; or (b) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which such Seller is a party or by which such Seller is bound or to which any of such Seller’s properties and assets are subject. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to such Seller in connection with the execution and delivery of this Agreement and the Ancillary Documents to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby.

Section 4.03 Title to Units. Such Seller is the record and beneficial owner of the Units set forth opposite such Seller’s name, free and clear of all Encumbrances other than as set forth on Section 4.03 of the Disclosure Schedules. Such Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting or transfer of any Units. Upon consummation of the transactions contemplated by this Agreement, Buyer shall acquire from such Seller good, valid and marketable title to all Units set forth opposite such Seller’s name on Section 4.03 of the Disclosure Schedules, free and clear of any Encumbrance.

Section 4.04 Legal Proceedings. There are no Actions pending or, to such Seller’s knowledge, threatened against or by such Seller or any Affiliate of such Seller relating to the Company or that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Section 4.05 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of such Seller.

Section 4.06 FIRPTA. Such Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Sellers that the statements contained in this ARTICLE V are true and correct as of the Effective Date and as of the Closing.

Section 5.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and Buyer has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Buyer is or will be a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is or will be a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Sellers) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms. When each Ancillary Document to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms.

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Section 5.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the Ancillary Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the organizational documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice or other action by any Person under any Contract to which Buyer is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the Ancillary Documents to which Buyer is or will be a party and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, Permits, Governmental Orders, declarations, filings or notices which, in the aggregate, would not have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby on a timely basis.

Section 5.03 Investment Purpose. Buyer is acquiring the Units solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Units are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Units may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 5.04 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Buyer consists of 13,333,333 shares of Common Stock and 10,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”). The rights and privileges of each class of Buyer’s capital stock are as set forth in Buyer’s articles of incorporation, as amended. As of the close of business on the Business Day immediately prior to the date of this Agreement, (i) 6,506,860 shares of Common Stock were issued or outstanding, (ii) no shares of Common Stock were held in the treasury of Buyer or by Subsidiaries of Buyer, and (iii) no shares of Preferred Stock were issued or outstanding.

(b) All outstanding shares of Common Stock are, and all shares of Common Stock subject to issuance pursuant to this Agreement, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right, Buyer’s articles of incorporation or bylaws or any agreement to which Buyer is a party or is otherwise bound, other than restrictions arising from applicable securities Laws, the Lock-Up Agreement, and the Registration Rights Agreement. There are no obligations, contingent or otherwise, of Buyer to repurchase, redeem or otherwise acquire any shares of Common Stock. All outstanding shares of Buyer have been offered, issued and sold by Buyer in compliance with all applicable federal and state securities Laws.

Section 5.05 Litigation. Except as set forth in Section 5.05 of the Buyer Disclosure Schedules, there are no Actions pending or, to Buyer’s knowledge, threatened in writing against or by Buyer that challenge or seek to prevent, enjoin, or otherwise materially delay the transactions contemplated by this Agreement.

Section 5.06 Compliance with Laws. Buyer and each of its Subsidiaries has during the last five (5) years complied with, is not in material violation of, and, as of the date of this Agreement, has not received any written notice from any Governmental Authority alleging any violation with respect to, any applicable provisions of any Law related to the conduct of its business or the ownership or operation of its properties or assets.

Section 5.07 Opinion of Financial Advisor. Prior to the execution and delivery of this Agreement, the financial advisor of Buyer, Roth Capital Partners, LLC, has delivered to the board of directors of Buyer (the “Board”) an opinion to the effect that, as of the date of such opinion and subject to the assumptions, qualifications and limitations set forth therein, the aggregate consideration to be paid by Buyer pursuant to this Agreement is fair, from a financial point of view, to Buyer.

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Section 5.08 Brokers. Except as set forth in Section 5.08 of the Buyer Disclosure Schedules, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer.

Section 5.09 Closing; Layoffs. Buyer does not, as of the Effective Date, have any present plan or intention to cause, within ninety (90) days following the Closing, any “plant closing” or “mass layoff,” as those terms are defined in the WARN Act, with respect to employees of the Company that would trigger any notice, payment, or other obligation or liability under the WARN Act solely as a result of the transactions contemplated by this Agreement.

Section 5.10 Risk of Loss. Buyer is capable of evaluating the merits and risks of its acquisition of the Units and of bearing the economic risk thereof.

Section 5.11 Financing. Buyer does not currently have sufficient cash on hand or other immediately available funds to pay the Purchase Price (including any adjustment amounts that may become payable by Buyer under Section 2.04 of this Agreement) and to consummate the transactions contemplated by this Agreement. Buyer intends to obtain the funds necessary to pay the Purchase Price and consummate the transactions under this Agreement through a public offering. Buyer acknowledges that consummation of such public offering is expected to require, among other things, the approval of Buyer’s stockholders of an amendment to Buyer’s articles of incorporation to increase the number of authorized shares of Buyer’s Common Stock. Buyer makes no representation or warranty that such financing or stockholder approval has been obtained as of the date hereof.

Section 5.12 No Other Representations and Warranties. Except for the representations and warranties contained in ARTICLE V or , in any other Ancillary Documents, neither Buyer or any of its respective Affiliates has made or makes any express or implied representation or warranty, with respect to any other information provided, or made available, to Sellers or the Company or any of their Representatives in connection with the transactions contemplated hereby, and Sellers and the Company expressly disclaim reliance on any such other representations or warranties.

Section 5.13 INDEPENDENT INVESTIGATION. BUYER IS AN INFORMED AND SOPHISTICATED PERSON AND HAS CONDUCTED ITS OWN INDEPENDENT INVESTIGATION, REVIEW AND ANALYSIS OF THE BUSINESS, RESULTS OF OPERATIONS, PROSPECTS, CONDITION (FINANCIAL OR OTHERWISE), AND ASSETS OF THE COMPANY, AND ACKNOWLEDGES THAT IT HAS BEEN PROVIDED ADEQUATE ACCESS TO THE PERSONNEL, PROPERTIES, ASSETS, PREMISES, BOOKS AND RECORDS, AND OTHER DOCUMENTS AND DATA OF SELLERS AND THE COMPANY FOR SUCH PURPOSE. BUYER ACKNOWLEDGES AND AGREES THAT: (A) IN MAKING ITS DECISION TO ENTER INTO THIS AGREEMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, BUYER HAS RELIED UPON ITS OWN INVESTIGATION AND THE EXPRESS REPRESENTATIONS AND WARRANTIES IN ARTICLE III AND ARTICLE IV (INCLUDING ANY RELATED PORTIONS OF THE DISCLOSURE SCHEDULES) AND NOTHING IN THIS SECTION SHALL LIMIT OR OTHERWISE AFFECT BUYER’S RIGHT TO RELY UPON SUCH REPRESENTATIONS AND WARRANTIES; AND (B) NONE OF SELLERS, THE COMPANY NOR ANY OTHER PERSON HAS MADE ANY REPRESENTATION OR WARRANTY AS TO SELLERS, THE COMPANY, THE BUSINESS, THE COMPANY INTERESTS, OR THIS AGREEMENT, EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE III AND ARTICLE IV (INCLUDING ANY RELATED PORTIONS OF THE DISCLOSURE SCHEDULES) OR IN ANY ANCILLARY DOCUMENT.

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ARTICLE VI
COVENANTS

Section 6.01 Conduct of Business Prior to the Closing. From the Effective Date until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Sellers and the Company agree that the Company shall (x) conduct the business of the Company in the Ordinary Course of Business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company. Without limiting the generality of the foregoing, except as expressly provided herein, or to the extent necessary to comply with any applicable Law, from and after the date of this Agreement until the earlier of (i) the termination of this Agreement in accordance with its terms or (ii) consummation of the Proposed Transaction, the Company shall not, directly or indirectly, unless in the Ordinary Course of Business, do any of the following without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) except for Permitted Tax Distributions, (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its units; (ii) split, combine or reclassify any of its units or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for units of its membership interests or any of its other securities, other than any convertible securities of the Company; or (iii) purchase, redeem or otherwise acquire any units of its membership interests or any other of its securities or any rights, warrants or options to acquire any such units or other securities;

(b) issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any units of its membership interests, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such units, voting securities or convertible or exchangeable securities;

(c) except as required to give effect to anything in contemplation of the Closing, amend its articles of organization, operating agreement or other comparable charter or organizational documents or effect or be a party to any merger, consolidation, unit exchange, business combination, liquidation, dissolution, reorganization, statutory conversion, recapitalization, reclassification of units, or form any new subsidiary or acquire any Equity Interest or other interest in any other Person;

(d) acquire (i) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any stock of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof or (ii) any assets that are material, individually or in the aggregate, to the Company and Subsidiary of the Company, taken as a whole;

(e) sell, lease, license, pledge, or otherwise dispose of or encumber any properties or assets material to the Company;

(f) (i) incur or suffer to exist any Indebtedness or guarantee any such Indebtedness of another Person in excess of $100,000 in the aggregate, (ii) issue, sell, or amend any debt securities or warrants or other rights to acquire any debt securities of the Company, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing, or (iii) make any loans, advances (other than routine advances to employees of the Company in the Ordinary Course of Business) or capital contributions to, or investment in, any other Person;

(g) create or otherwise incur any Encumbrance on any material asset of the Company or any Subsidiary of the Company, other than Permitted Encumbrances;

(h) forgive any loans to any Person, including its employees, officers, directors, managers or Affiliate;

(i) make (i) any capital expenditures or other expenditures with respect to property, plant or equipment or (ii) other material expenditures in excess of $50,000 in the aggregate;

(j) make any changes in accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or, except as so required, change any assumption underlying, or method of calculating, any bad debt, contingency or other reserve;

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(k) (i) modify or amend in any material respect, or terminate, any Material Contract to which the Company or any Subsidiary of the Company is party, or (ii) knowingly waive, release or assign any material rights or claims;

(l) delay or fail to pay accounts payable and other obligations when due;

(m) open or close any facility or office;

(n) make, change or revoke any material Tax election, change an annual accounting period in respect of material Taxes, enter into any closing agreement in respect of material Taxes, waive or extend any statute of limitations with respect to material Taxes, settle or compromise any material Tax liability, claim or assessment, knowingly surrender any right to claim a refund of material Taxes, or amend any material Tax Return; and

(o) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions or any action that would reasonably be expected to, individually or in the aggregate, (i) make any representation or warranty of the Company in this Agreement untrue or incorrect, or (ii) impair, delay or prevent the satisfaction of any conditions in ARTICLE VIII hereof.

Section 6.02 Access to Information. From the Effective Date until the Closing, the Company shall (a) afford Buyer and its Representatives reasonable access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Company; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Company as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of the Company to cooperate with Buyer in its investigation of the Company. Any investigation pursuant to this Section 6.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. Notwithstanding anything to the contrary in this Agreement, neither Sellers nor the Company shall be required to disclose any information to Buyer if such disclosure would in Sellers’ sole discretion: (w) cause significant competitive harm to Sellers, the Company and their respective businesses if the transactions contemplated by this Agreement are not consummated; (x) jeopardize any attorney-client or other privilege; (y) contravene any applicable Law or binding agreement entered into by the Company prior to the Effective Date; or (z) reveal bids received from third parties in connection with transactions similar to those contemplated by this Agreement and any information and analysis (including financial analysis) relating to such bids; provided, however, that the Sellers’ Representative shall (i) reasonably promptly notify Buyer if any information is withheld by reason of the forgoing exceptions in clauses (w), (x) and (y), and (ii) use commercially reasonable efforts to permit the sharing of any information so withheld in a manner consistent with any applicable obligation, Law, duty or the preservation of such privilege or confidentiality, including through redaction, clean-team arrangements, outside-counsel-only disclosure, aggregated disclosure, or other customary arrangements. Prior to the Closing, without the prior written consent of the Sellers’ Representative, Buyer shall not contact any suppliers to, or customers of, the Company and Buyer shall have no right to perform invasive, destructive or subsurface investigations of the Company’s properties or any other environmental sampling (such as indoor air sampling), without the prior written consent of the Sellers’ Representative, not to be unreasonably withheld, conditioned, or delayed. Buyer shall, and shall cause its Representatives to, abide by the terms of the Confidentiality Agreement, by and between Buyer and the Company, dated April 1, 2026, with respect to any access or information provided pursuant to this Section 6.02.

Section 6.03 No Solicitation of Other Bids.

(a) The Company and each Seller shall not, and shall not authorize or permit any of their Affiliates or any of their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Company and each Seller shall immediately cease and cause to be terminated, and shall cause their Affiliates and all of their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than Buyer or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company; (ii) the issuance or acquisition of shares of capital stock or other equity securities of the Company; or (iii) the sale, lease, exchange or other disposition of any significant portion of the Company’s properties or assets.

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(b) In addition to the other obligations under this Section 6.03, the Company and each Seller shall promptly (and in any event within two Business Days after receipt thereof by the Company, a Seller or any of their Representatives) advise Buyer orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same.

(c) The Company and each Seller agree that the rights and remedies for noncompliance with this Section 6.03 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer.

Section 6.04 Notice of Certain Events.

(a) From the Effective Date until the Closing, the Company and each Seller shall promptly notify Buyer in writing of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by the Company or a Seller hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 8.02 to be satisfied;

(ii) any written notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii) any written notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

(iv) any Actions commenced or, to the Company’s Knowledge or a Seller’s knowledge, threatened against, relating to or involving or otherwise affecting a Seller or the Company that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.17 or Section 4.04 or that relates to the consummation of the transactions contemplated by this Agreement.

(b) Buyer’s receipt of information pursuant to this Section 6.04 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company or a Seller in this Agreement (including Section 9.02 and Section 10.01) and shall not be deemed to amend or supplement the Disclosure Schedules.

Section 6.05 Resignations. The Company shall deliver to Buyer written resignations, if any, effective as of the Closing Date, of the officers and managers of the Company requested by Buyer at least five Business Days prior to the Closing.

Section 6.06 Confidentiality. Except at the direction of or for the benefit of Buyer or its Affiliates, from and after the Closing, each Seller shall, and shall cause any of its Affiliates to, hold, and shall use its commercially reasonable efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Company, except to the extent that such Seller can show that such information (a) is generally available to and known by the public through no fault of such Seller, any of its Affiliates or their respective Representatives; or (b) is lawfully acquired by such Seller, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; provided, however, that no such party: (a) shall be prevented from making disclosures required by applicable Law; (b) from making truthful statements in any proceeding to enforce their rights under this Agreement; (c) responding to any administrative or judicial process received from any Governmental Authority; or (d) making any disclosures necessary and proper in conjunction with the filing of any Tax Return or other document required to be filed in connection with making or obtaining (as the case may) consents from any Governmental Authority. If the disclosure of such information or trade secrets is required by applicable Law, such Seller or such other party, as applicable, shall (x) cooperate with and provide Buyer an opportunity to object to the disclosure and shall, to the extent legally permissible, give Buyer as much prior written notice as is possible under the circumstances, (y) only disclose such information or trade secrets as is required by applicable Law to be disclosed and (z) use its reasonable best efforts to obtain reliable assurance that confidential treatment will be accorded to any such information or trade secrets so disclosed. For the avoidance of doubt, to the extent any Seller is an officer, director or employee of the Company, Buyer or any Affiliate of Buyer after the Closing, the foregoing shall not restrict the ability of any such Seller to use such information or trade secrets in such Person’s capacity as such an officer, director or employee.

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Section 6.07 Non-Competition; Non-Solicitation.

(a) For a period of five (5) years commencing on the Closing Date (the “Restricted Period”), each Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between the Company and customers or suppliers of the Company. Notwithstanding the foregoing, each Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if such Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 5% or more of any class of securities of such Person.

(b) During the Restricted Period, each Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any employee of the Company or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 6.07(b) shall prevent such Seller or any of its Affiliates from hiring (i) any employee whose employment has been terminated by the Company or Buyer without a cause, or (ii) after 270 days from the date of termination of employment, any employee whose employment has been terminated by the employee.

(c) During the Restricted Period, each Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly, solicit or entice, or attempt to solicit or entice, any clients or customers of the Company or potential clients or customers of the Company for purposes of diverting their business or services from the Company.

(d) Each Seller acknowledges that a breach or threatened breach of this Section 6.07 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such Seller of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

(e) Each Seller acknowledges that the restrictions contained in this Section 6.07 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.07 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 6.07 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

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Section 6.08 Governmental Approvals and Consents.

(a) Each of Buyer and the Company shall, as promptly as possible, (i) make, or cause or be made, all filings and submissions required under any Law applicable to such party or any of its Affiliates; and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Documents. Each party shall cooperate fully with the other parties and their Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. None of the parties shall willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

(b) The parties hereto shall use reasonable best efforts to give all notices to, and obtain all consents from, all third parties that are described in Section 3.05, Section 4.02 and Section 5.02 of the Disclosure Schedules.

(c) Without limiting the generality of the parties’ undertakings pursuant to subsections (a) and (b) above, each of the parties hereto shall use all reasonable best efforts to:

(i) respond to any inquiries by any Governmental Authority regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Document;

(ii) avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the transactions contemplated by this Agreement or any Ancillary Document; and

(iii) in the event any Governmental Order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any Ancillary Document has been issued, to have such Governmental Order vacated or lifted.

(d) If any consent, approval or authorization necessary to preserve any right or benefit under any Contract to which the Company is a party is not obtained prior to the Closing, Sellers’ Representative shall, subsequent to the Closing, cooperate with Buyer and the Company in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable. If such consent, approval or authorization cannot be obtained, Sellers’ Representative shall use its reasonable best efforts to provide the Company with the rights and benefits of the affected Contract for the term thereof, and, if Sellers’ Representative provides such rights and benefits, the Company shall assume all obligations and burdens thereunder.

(e) All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of any party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between a Seller or the Company with Governmental Authorities in the Ordinary Course of Business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other parties with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other parties with the opportunity to attend and participate in such meeting, discussion, appearance or contact.

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(f) Notwithstanding the foregoing, nothing in this Section 6.08 shall require, or be construed to require, Buyer or any of its Affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of Buyer, the Company or any of their respective Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which adversely impact the economic or business benefits to Buyer of the transactions contemplated by this Agreement; or (iii) any material modification or waiver of the terms and conditions of this Agreement.

Section 6.09 Closing Conditions. From the Effective Date until the Closing, each party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in ARTICLE VIII hereof.

Section 6.10 Public Announcements. Prior to the Closing, unless otherwise required by applicable Law or stock exchange requirements, neither the Company, Sellers’ Representative nor Buyer shall issue a press release or make any other public statements with respect to the transactions contemplated hereby without the written consent (which may be via email) of the Company and Buyer. After the Closing, unless otherwise required by applicable Law or stock exchange requirements, neither Sellers nor Sellers’ Representative shall make any public announcements in respect of this Agreement, or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of Buyer. Following the Closing, Buyer may issue a press release and make public announcements disclosing the material terms of the transactions contemplated hereby, and file this Agreement and any Ancillary Documents with principal trading market. Without limiting the foregoing, Buyer shall, by 9:00 a.m. Eastern Time, on the first (1st) Business Day immediately following the execution of this Agreement, file with the SEC a Current Report on Form 8-K in form and substance as reasonably approved by the Company (which approval shall not be unreasonably withheld, conditioned or delayed).

Section 6.11 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

Section 6.12 Company Financial Statements. As promptly as reasonably practicable following the Effective Date, the Company shall deliver to Buyer any audited or unaudited consolidated balance sheets and the related audited or unaudited consolidated statements of operations and comprehensive loss, and members’ deficit and cash flows of the Company as of and for a year-to-date period ended as of the end of any other different fiscal quarter (and as of and for the same period from the previous fiscal year) or fiscal year (and as of and for the prior fiscal quarter), as applicable that is required by applicable Law (the “Reviewed Financial Statements”). All such Reviewed Financial Statements (A) will fairly present in all material respects the financial position of the Company as of the date thereof, and the results of its operations, members’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments, none of which is expected to be material), (B) will be prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments, none of which is expected to be material), (C) in the case of any audited financial statements, will be audited in accordance with the standards of the PCAOB and contain an unqualified report of the Company’s auditor and (D) will comply in all respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).

Section 6.13 Buyer Board. Effective as of the Closing, Buyer shall, and shall cause its Board of Directors, committees, officers and other representatives to, take any and all actions necessary or advisable to appoint one (1) individual designated by the Sellers (the “Seller Designee”) to serve as a member of Buyer’s Board of Directors effective as of the Closing, including causing the nomination, election and appointment of the Seller Designee and obtaining all approvals, consents and authorizations required under applicable Law, Buyer’s organizational documents and any applicable securities exchange or trading market requirements. The Seller Designee shall initially be the Sellers’ Representative. The Company shall deliver the name and reasonably requested background information of the Seller Designee at least ten (10) Business Days prior to the Closing. Buyer shall not withhold, condition or delay the appointment of the Seller Designee and shall have no discretionary approval right with respect to the Seller Designee; provided, however, that the Seller Designee must satisfy any mandatory legal, regulatory or applicable securities exchange qualification requirements for service on Buyer’s Board of Directors and be approved by the Buyer’s nominating committee, which approval shall not be unreasonably withheld, conditioned or delayed. If the Sellers Representative, as the initial Seller Designee, fails to satisfy any such mandatory requirements, the Sellers shall have the right to designate a replacement nominee, and Buyer shall promptly take any and all actions necessary or advisable to appoint such replacement nominee to the Board, subject only to such nominee satisfying the foregoing mandatory requirements. Buyer shall use commercially reasonable efforts and take all actions within its control to ensure that the Seller Designee is appointed to the Board effective as of the Closing.

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Section 6.14 BMO Credit Facility. Prior to the Closing, the Company shall use its best efforts to manage its cash and liquidity in the Ordinary Course of Business and, to the extent the Company has cash on hand in excess of the amounts reasonably necessary to operate the business in the Ordinary Course of Business and satisfy its current liabilities and obligations as they become due, the Company shall use such excess cash to repay outstanding Indebtedness under the BMO Credit Facility.

ARTICLE VII
TAX MATTERS

Section 7.01 Tax Covenants.

(a) Without the prior written consent of Buyer, prior to the Closing, the Company, its Representatives and Sellers shall not make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company in respect of any Post-Closing Tax Period, and Sellers agree that Buyer is to have no liability for any Tax resulting from any such action of the Company, any of its Representatives or Sellers. Sellers shall, jointly and severally, indemnify and hold harmless Buyer against any such Tax or reduction of any Tax asset as a result of any action in violation of this Section.

(b) All Transfer Taxes incurred in connection with this Agreement and the Ancillary Documents (including any real property transfer Tax and any other similar Tax, and any penalties and interest with respect thereto) shall be borne, paid and reported as provided in Section 7.14.

(c) The parties acknowledge and agree that, as a result of the Section 338(h)(10) Elections, the taxable year of the Company shall close for U.S. federal income Tax purposes as of the end of the Closing Date, and all items of income, gain, loss, deduction and credit of the Company for the taxable period ending on the Closing Date (including all items resulting from the Deemed Asset Sale) shall be allocated to, included in the income of, and reported by Sellers in accordance with Section 338 of the Code and Treasury Regulations Section 1.338(h)(10)-1(d), except as otherwise required by Law.

(d) The Company shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to a Pre-Closing Tax Period. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method and shall be submitted by Buyer to Sellers’ Representative (together with schedules, statements and, to the extent requested by Sellers’ Representative, supporting documentation) at least 45 days prior to the due date (including extensions) of such Tax Return. If Sellers’ Representative objects to any item on any such Tax Return, it shall, within ten days after delivery of such Tax Return, notify Buyer in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Buyer and Sellers’ Representative shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Buyer and Sellers’ Representative are unable to reach such agreement within ten days after receipt by Buyer of such notice, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within twenty days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items before the due date for such Tax Return, the Tax Return shall be filed as prepared by Buyer and then amended to reflect the Independent Accountant’s resolution. The costs, fees and expenses of the Independent Accountant shall be borne equally by Buyer and Sellers’ Representative (on behalf of Sellers). The preparation and filing of any Tax Return of the Company that does not relate to a Pre-Closing Tax Period shall be exclusively within the control of Buyer.

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Section 7.02 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date. After Closing, neither the Company nor any of its Representatives shall have any further rights or liabilities thereunder.

Section 7.03 Tax Indemnification. Except to the extent treated as a current liability or included as Indebtedness in the determination of the Closing Date Payment (in each case, as finally determined pursuant to Section 2.04), from and after Closing, Sellers shall, jointly and severally, indemnify the Company, Buyer, and each Buyer Indemnitee and hold them harmless from and against (a) any Loss attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.22 as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in ARTICLE VII; (c) all Taxes of the Company or relating to the business of the Company for all Pre-Closing Tax Periods (“Pre-Closing Taxes”); (d) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Law; (e) any and all Taxes of any person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date; and (f) any and all Taxes imposed on the Company or any Seller arising out of or resulting from the Section 338(h)(10) Elections or the Deemed Asset Sale (including any Taxes described in Section 7.07(c)). In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith, Sellers shall, jointly and severally, pay Buyer for any Taxes of the Company that are the responsibility of Sellers pursuant to this Section 7.03 within ten (10) Business Days after payment of such Taxes by Buyer or the Company.

Section 7.04 Straddle Period. In the case of Taxes that are payable with respect to a taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be:

(a) in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital or net worth, (ii) imposed in connection with the sale, transfer or assignment of property, or (iii) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and

(b) in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

The remainder of the Taxes for the Straddle Period shall be allocated to the Post-Closing Tax Period.

Section 7.05 Contests. Buyer agrees to give written notice to Sellers’ Representative of the receipt of any written notice by the Company, Buyer or any of Buyer’s Affiliates which involves the assertion of any claim, or the commencement of any Action, in respect of which an indemnity may be sought by Buyer pursuant to this ARTICLE VII (a “Tax Claim”); provided, that failure to comply with this provision shall not affect Buyer’s right to indemnification hereunder. Buyer shall control the contest or resolution of any Tax Claim; provided, however, that Buyer shall obtain the prior written consent of Sellers’ Representative (which consent shall not be unreasonably withheld, conditioned or delayed) before entering into any settlement of a claim or ceasing to defend such claim; and, provided further, that Sellers’ Representative shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Sellers’ Representative.

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Section 7.06 Cooperation and Exchange of Information. Sellers’ Representative, the Company and Buyer shall provide each other with such cooperation and information as any of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VII or in connection with any audit or other proceeding in respect of Taxes of the Company. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. Each of Sellers’ Representative, the Company and Buyer shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date, Sellers’ Representative, the Company or Buyer (as the case may be) shall provide the other party with reasonable written notice and offer the other party the opportunity to take custody of such materials.

Section 7.07 Section 338(h)(10) Election.

(a) Sellers and Buyer shall jointly make timely, effective and irrevocable elections under Section 338(h)(10) of the Code and Treasury Regulations Section 1.338(h)(10)-1, and any corresponding or similar elections under applicable state or local Law, with respect to Buyer’s purchase of the Units pursuant to this Agreement (which Units are, for U.S. federal income Tax purposes, treated as stock of the Company by reason of the Company’s election to be classified as an association taxable as a corporation) (collectively, the “Section 338(h)(10) Elections”). At the Closing, each Seller shall deliver to Buyer a duly completed and executed IRS Form 8023 (and any corresponding or similar forms required under applicable state or local Law) with respect to the Section 338(h)(10) Elections, and Buyer shall duly and timely file such forms with the applicable Governmental Authorities. The parties acknowledge and agree that, as a result of the Section 338(h)(10) Elections, the purchase and sale of the Units shall be treated for U.S. federal income Tax purposes as a deemed sale by the Company of all of its assets, followed by a deemed liquidation of the Company, in each case in accordance with Treasury Regulations Section 1.338(h)(10)-1(d) (the “Deemed Asset Sale”). Each party shall cooperate fully in the making of the Section 338(h)(10) Elections, and no party shall take any action, or fail to take any action, that would cause the Section 338(h)(10) Elections to be invalid or ineffective. Unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar determination under applicable state or local Law), the parties shall file all U.S. federal, state, and local income Tax Returns in a manner consistent with the Section 338(h)(10) Elections and the Deemed Asset Sale, and no party shall take a position inconsistent with such treatment.

(b) Buyer and the Company shall jointly prepare an allocation of the “aggregate deemed sale price” of the assets of the Company (as determined pursuant to Treasury Regulations Section 1.338-4) and any other relevant amounts among the assets of the Company in accordance with Section 338 of the Code and Treasury Regulations Sections 1.338-6 and 1.338-7, an estimate of which is set forth on Section 7.07(b) of the Disclosure Schedules (the “Estimated Allocation Schedule”). Buyer shall provide a Closing Date allocation prepared in a manner consistent with the Estimated Allocation Schedule and reflecting the actual amounts of the “aggregate deemed sale price” and other relevant items as of the Closing to Sellers’ Representative within sixty (60) days after the Closing for review and comment. If Sellers’ Representative does not object to such allocation in writing within thirty (30) days after receipt, such allocation shall be final and binding on the parties. If Sellers’ Representative timely objects, Buyer and Sellers’ Representative shall negotiate in good faith to resolve the disputed items, and any items remaining in dispute fifteen (15) days after such objection shall be resolved by the Independent Accountant in accordance with the procedures (including with respect to fees and expenses) set forth in Section 2.04(c), mutatis mutandis, whose determination shall be final and binding on the parties (such allocation, as it becomes final and binding pursuant to this Section 7.07(b), the “Final Allocation”). The parties shall file all Tax Returns (including IRS Form 8883 and any corresponding or similar forms required under applicable state or local Law) consistently with the Estimated Allocation Schedule and, once determined, the Final Allocation, unless otherwise required by a final determination. The Final Allocation shall be appropriately adjusted in accordance with Treasury Regulations Section 1.338-7 to reflect any subsequent adjustments to the “aggregate deemed sale price,” including any adjustments to the Purchase Price pursuant to Section 2.04 or Section 9.07, the issuance of any Holdback Shares, and the payment of any Gross-Up Payment, and the parties shall file supplemental IRS Forms 8883 (and any corresponding or similar forms required under applicable state or local Law) consistently with the Final Allocation as so adjusted. Any adjustments to the Purchase Price pursuant to Section 2.04 or Section 9.07 shall be allocated in a manner consistent with the Estimated Allocation Schedule or the Final Allocation, as applicable.

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(c) Notwithstanding anything in this Agreement to the contrary, Sellers shall include all items of income, gain, loss, deduction and credit resulting from the Deemed Asset Sale on their respective Tax Returns, and Sellers shall be solely responsible for, and shall timely pay, any and all Taxes imposed on Sellers or the Company arising out of or resulting from the Section 338(h)(10) Elections or the Deemed Asset Sale, including any Tax imposed under Section 1374 of the Code, any Tax imposed under any state or local Law (including any state or local Law that does not follow or conform to the Section 338(h)(10) Elections or that imposes an entity-level Tax with respect to the Deemed Asset Sale), and any incremental Tax resulting from the treatment of the transactions contemplated by this Agreement as a sale of assets rather than a sale of the Units. All Taxes described in this Section 7.07(c) shall be treated as Pre-Closing Taxes for all purposes of this Agreement. Except for the Gross-Up Payment expressly provided in Section 7.07(e), Buyer shall have no obligation to pay to any Seller any gross-up, make-whole, reimbursement or other additional amount, or any increase to the Purchase Price, in respect of any Tax imposed on any Seller or the Company as a result of the Section 338(h)(10) Elections or the Deemed Asset Sale.

(d) From the Effective Date through the Closing, neither the Company nor any Seller shall revoke the Company’s election to be treated as an S corporation, or take any action or fail to take any action that would result in the termination of such election, and no Seller shall transfer any Units to any Person that is not an eligible S corporation shareholder under Section 1361 of the Code.

(e) As additional consideration for the Units, Buyer shall pay to Sellers (allocated among Sellers in accordance with the Consideration Spreadsheet) an aggregate amount (the “Gross-Up Payment”) such that Sellers, in the aggregate, are placed in the same net after-Tax position that Sellers would have been in had the Section 338(h)(10) Elections not been made and the sale of the Units pursuant to this Agreement been treated for all applicable income Tax purposes as a sale of stock. The Gross-Up Payment shall be an amount equal to the sum of (i) the excess, if any, of (A) the aggregate Taxes imposed on Sellers (and, without duplication, on the Company) in respect of the transactions contemplated by this Agreement, determined after giving effect to the Section 338(h)(10) Elections and the Deemed Asset Sale (including any Taxes attributable to the character of any income or gain as ordinary income, any Taxes imposed under Section 1374 of the Code, and any state or local Taxes, including in any jurisdiction that does not follow or conform to the Section 338(h)(10) Elections), over (B) the aggregate Taxes that would have been imposed on Sellers in respect of such transactions had the Section 338(h)(10) Elections not been made, plus (ii) an additional amount such that, after the payment by Sellers of all Taxes imposed on the receipt of the Gross-Up Payment (including any amount described in this clause (ii)), Sellers retain an amount equal to the amount described in clause (i). The Gross-Up Payment shall be computed (1) on a “with and without” basis, assuming that each Seller is subject to Tax at the highest applicable marginal U.S. federal and applicable state and local income Tax rates in effect for the taxable year that includes the Closing Date, and taking into account the character of the applicable items of income or gain, the Tax imposed under Section 1411 of the Code (if applicable), and the deductibility (if any) of state and local Taxes, and (2) without duplication of any amount otherwise paid or borne by Buyer or the Company in respect of Taxes of Sellers, including any Permitted Tax Distributions and any pass-through entity Taxes paid by the Company in respect of the taxable period that includes the Deemed Asset Sale. At least five (5) Business Days prior to the Closing Date, Sellers’ Representative shall deliver to Buyer a written computation, in reasonable detail and with reasonable supporting documentation, of an estimate of the Gross-Up Payment, computed in accordance with this Section 7.07(e) on the basis of the Estimated Allocation Schedule and the estimated Purchase Price (such estimate, as reasonably approved by Buyer, the “Estimated Gross-Up Payment”), which Estimated Gross-Up Payment shall be paid at the Closing as part of the Closing Date Payment pursuant to Section 2.04(a)(i)(A) (allocated among Sellers in accordance with the Consideration Spreadsheet). No later than ten (10) Business Days after the Final Allocation is determined pursuant to Section 7.07(b), Sellers’ Representative shall deliver to Buyer a written computation of the final Gross-Up Payment in reasonable detail, together with reasonable supporting documentation. Buyer shall have thirty (30) days after receipt of such computation to object thereto in writing. If Buyer does not timely object, such computation shall be final and binding on the parties. If Buyer timely objects, Buyer and Sellers’ Representative shall negotiate in good faith to resolve the disputed items, and any items remaining in dispute fifteen (15) days after Buyer’s objection shall be resolved by the Independent Accountant in accordance with the procedures (including with respect to fees and expenses) set forth in Section 2.04(c), mutatis mutandis, whose determination shall be final and binding on the parties. If the Gross-Up Payment as finally determined pursuant to this Section 7.07(e) exceeds the Estimated Gross-Up Payment, Buyer shall pay the amount of such excess to Sellers within ten (10) Business Days after such final determination. If the Estimated Gross-Up Payment exceeds the Gross-Up Payment as finally determined pursuant to this Section 7.07(e), Sellers shall, jointly and severally, repay the amount of such excess to Buyer within ten (10) Business Days after such final determination, and Buyer shall be entitled, at its election, to offset any such excess not timely repaid against any Holdback Shares or any other amounts otherwise issuable or payable to Sellers under this Agreement. The Gross-Up Payment shall be treated for all Tax purposes as additional consideration for the Units, shall be taken into account in the allocation described in Section 7.07(b) (including on any supplemental IRS Form 8883), and shall not be subject to recoupment, offset or indemnification under Section 7.03 or ARTICLE IX (absent Fraud or manifest error in the computation of the Gross-Up Payment). Notwithstanding anything to the contrary in this Section 7.07(e), in no event shall the aggregate amount payable by Buyer pursuant to this Section 7.07(e) (including the Estimated Gross-Up Payment) exceed $845,000.

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Section 7.08 Tax Treatment of Indemnification Payments. Any indemnification payments pursuant to this ARTICLE VII shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 7.09 Payments to Buyer. Any amounts payable to Buyer pursuant to this ARTICLE VII shall be satisfied: first (i) from the Indemnification Escrow Fund; and thereafter (ii) to the extent such amounts exceed the amount available to Buyer in the Indemnification Escrow Fund, from Sellers, jointly and severally.

Section 7.10 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.22 and this ARTICLE VII shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days.

Section 7.11 Overlap. To the extent that any obligation or responsibility pursuant to ARTICLE IX may overlap with an obligation or responsibility pursuant to this ARTICLE VII, the provisions of this ARTICLE VII shall govern.

Section 7.12 Refunds; Credits and Overaccruals. Any refunds or credits in lieu thereof with respect to workers’ compensation fund premiums for any pre-Closing period or Taxes for any Pre-Closing Tax Period or the portion of any Straddle Period ending on and including the Closing Date, in each case, net of any reasonable out-of-pocket expenses incurred by Buyer or the Company in connection therewith, including Taxes incurred as a result of such refund or credit, shall be for the account of Sellers, but only if and to the extent such Taxes or workers’ compensation fund premiums were paid by a Seller or were paid by the Company prior to the Closing Date. Notwithstanding the foregoing, Sellers shall not be entitled to any such refund or credit: (a) to the extent such refund or credit is attributable to any carryback of a Tax attribute generated in a taxable period or portion thereof beginning after the Closing Date; (b) to the extent such refund or credit is the subject of a then-pending Tax audit or similar proceeding or is otherwise subject to contest, disallowance, recapture, repayment, setoff, or other adjustment; or (c) that is attributable to any change in Law after the date of this Agreement. Buyer shall cause the Company to forward to Sellers or reimburse Sellers for any such refunds or credits due to Sellers, net of any reasonable out-of-pocket expenses incurred by Buyer or the Company in connection therewith, including Taxes incurred as a result of such refund or credit, promptly after actual receipt thereof by Buyer or the Company or, in the case of any credit in lieu of refund, actual utilization of such credit to reduce cash Taxes or workers’ compensation fund premiums otherwise payable by Buyer or the Company; provided, that Buyer may withhold payment of all or any portion of any such refund or credit to the extent Buyer determines in good faith that such refund or credit is subject to audit, contest, disallowance, recapture, repayment, setoff, or other adjustment, until such matter is finally resolved. For the avoidance of doubt, Buyer and the Company shall have no obligation to file any amended Tax Return or other claim for refund or credit unless required by applicable Law or otherwise agreed by Buyer in its sole discretion.

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Section 7.13 Employee Retention Tax Credit. Any refunds (or credits in lieu thereof) (including any interest in respect thereof) that are actually received in cash by Buyer or the Company after the Closing Date, or actually utilized by Buyer or the Company after the Closing Date to reduce cash Taxes otherwise payable, which relate solely to the Employee Retention Tax Credit relating to wages paid by the Company prior to the Closing Date, shall be for the account of Sellers. Buyer shall pay over, or cause the Company to pay over, to the Sellers any such refund or amount of such credit relating to the portion of the period ending on the Closing Date within ten (10) Business Days of receipt of such refund or actual utilization of such credit; provided, that the amount payable to Sellers shall be reduced by any Taxes, reasonable out-of-pocket costs and expenses, professional fees, payroll provider fees, and other Liabilities incurred by Buyer, the Company, or any of their Affiliates in connection with obtaining, receiving, claiming, defending, or retaining such refund or credit; provided, further, that Buyer may withhold payment of all or any portion of such refund or credit to the extent Buyer determines in good faith that such refund or credit is subject to audit, contest, disallowance, recapture, repayment, setoff, or other adjustment, until such matter is finally resolved. Buyer shall maintain and keep the accounts, books, records, and other documents relating to the Company, including all payroll information, in accordance with Buyer’s ordinary course document retention policies, and shall make such documents available to Sellers upon their request for use in obtaining the Employee Retention Tax Credits at Sellers’ sole cost and expense, during normal business hours, upon reasonable prior notice, and in a manner that does not unreasonably interfere with the business or operations of Buyer, the Company, or any of their Affiliates; provided, that Buyer and the Company shall not be required to provide access to any information if doing so would reasonably be expected to jeopardize attorney-client privilege or other legal protection, violate applicable Law, or breach any confidentiality obligation. Each party shall promptly notify the other party upon receipt of notice of any pending or threatened Action as it relates to the Employee Retention Tax Credits, provided that no failure or delay in providing such notice shall reduce or otherwise affect the obligations or liabilities of any party pursuant to this Agreement, except to the extent such party is actually and materially prejudiced thereby. Buyer shall control any audit or other legal proceeding in respect of any matter that relates to the Employee Retention Tax Credits associated with a Pre-Closing Tax Period, provided, however, that (a) the Sellers’ Representative, at Sellers’ sole cost and expense, shall have the right to participate in such Action and (b) Buyer shall not settle or otherwise resolve any such Action in a manner that would materially reduce amounts payable to Sellers pursuant to this Section 7.13 without the written consent of the Sellers’ Representative, which will not be unreasonably withheld, delayed, or conditioned. Notwithstanding anything to the contrary in this Agreement, any repayment, recapture, disallowance or clawback of all or any portion of any Employee Retention Tax Credit claimed by or with respect to the Company relating to wages paid on or prior to the Closing Date (together with any interest, penalties or additions to Tax with respect thereto) shall be treated as a Pre-Closing Tax for all purposes of this Agreement, and, to the extent any amount in respect of any such Employee Retention Tax Credit was previously paid to Sellers pursuant to this Section 7.13, Sellers shall, jointly and severally, repay such amount to Buyer within ten (10) Business Days after written demand therefor.

Section 7.14 Transfer Taxes. Sellers shall pay and bear fifty percent (50%) of any Transfer Taxes arising out of or in connection with the transactions contemplated by this Agreement and shall prepare and file all necessary documentation or Tax Returns with respect to such Transfer Taxes. The Buyer shall pay and bear the other fifty percent (50%) of any Transfer Taxes arising out of or in connection with the transaction contemplated by this Agreement. Buyer shall cooperate with Sellers’ Representative in the preparation and filing of any Tax Returns and other documentation with respect to Transfer Taxes as necessary.

Section 7.15 FIRPTA Certificate or Form W-9. On the Closing Date, each Seller shall deliver to Buyer either (a) a FIRPTA Certificate or (b) a valid IRS Form W-9, Request for Taxpayer Identification Number and Certification, duly executed by such Seller or an authorized officer or trustee of such Seller.

ARTICLE VIII
CONDITIONS TO CLOSING

Section 8.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the Proposed Transaction shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the Proposed Transaction illegal, otherwise restraining or prohibiting consummation of the Proposed Transaction or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

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(b) The Company and Sellers shall have received all consents, authorizations, orders and approvals referred to in Section 3.05 of the Disclosure Schedules.

(c) If required under the applicable securities laws or rules and regulations of the trading market, Buyer shall have obtained Buyer stockholder approval to approve the Proposed Transaction.

(d) Buyer shall have obtained all requisite stockholder approvals and taken all related corporate actions necessary to authorize and reserve for issuance a sufficient number of shares of Common Stock to permit Buyer to issue all shares required to be issued pursuant to this Agreement at and after the Closing.

(e) Buyer shall have obtained financing, including through the consummation of a public offering, in an amount sufficient, together with other immediately available funds of Buyer, to enable Buyer to pay the Purchase Price and all other amounts required to be paid by Buyer pursuant to this Agreement at the Closing.

Section 8.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the Proposed Transaction shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) Other than the representations and warranties contained in Section 3.01, Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 4.01, Section 4.02, Section 4.03, Section 4.04, and Section 4.05, the representations and warranties of the Company and Sellers contained in this Agreement and the Ancillary Documents shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except where the failure of such representations and warranties to be true and correct would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The representations and warranties of the Company and Sellers contained in Section 3.01, Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 4.01, Section 4.02, Section 4.03, Section 4.04, and Section 4.05, and shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) The Company and each Seller shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement and each of the Ancillary Documents to be performed or complied with by them prior to or on the Closing Date.

(c) No Action shall have been commenced against Buyer, any Seller or the Company, which would prevent the Closing.

(d) From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect.

(e) The Ancillary Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to Buyer.

(f) Buyer shall have received resignations, if any, of the managers and officers of the Company pursuant to Section 6.05.

(g) At least five (5) Business Days before Closing, the Company shall have delivered to Buyer the Estimated Closing Statement contemplated in Section 2.04(a)(ii), the Consideration Spreadsheet, and the Estimated Gross-Up Payment.

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(h) The Company shall have delivered to Buyer a good standing certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which the Company is organized.

(i) Each Seller shall have delivered a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that the Seller is not a foreign person with the meaning of Section 1445 of the Code (a “FIRPTA Certificate”) and/or a valid IRS Form W-9 to Buyer pursuant to Section 7.15. Each Seller shall also have delivered to Buyer a duly completed and executed IRS Form 8023 (and any corresponding or similar forms required under applicable state or local Law) pursuant to Section 7.07.

(j) Sellers shall have delivered, or following the payments made in accordance with Section 2.03(a)(ii)(A) will cause to be delivered, to Buyer certificates evidencing the Units, free and clear of Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required unit transfer tax stamps affixed.

(k) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Company and each Seller, that each of the conditions set forth in Section 8.02(a) and Section 8.02(b) have been satisfied.

(l) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying that attached thereto are true and complete copies of all resolutions adopted by the board of managers of the Company authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the Proposed Transaction contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Proposed Transaction contemplated hereby and thereby.

(m) Each of the Key Employees shall have executed and delivered to the Company an Employment Agreement in the form agreed to by Buyer and such Key Employee, and each such Employment Agreement shall be in full force and effect and no Key Employee who is a party thereto shall have terminated, rescinded or repudiated his or her Employment Agreement.

(n) The Company shall have delivered to Buyer the Reviewed Financial Statements.

(o) The Company and Sellers shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the Proposed Transaction.

(p) The Company’s Phantom Stock Plan shall have been terminated effective as of or immediately preceding the Closing, and all amounts payable thereunder, including any amounts payable in connection with the transactions contemplated by this Agreement, shall have been paid in full.

(q) The Company shall file or cause to be filed, all UCC-3 termination statements necessary to release any Encumbrances set forth on Section 3.03(d) of the Disclosure Schedules that were created by the Company or the Sellers in respect of the Units, and shall have delivered reasonable evidence of such filings to Buyer.

Section 8.03 Conditions to Obligations of Sellers. The obligations of Sellers to consummate the Proposed Transaction shall be subject to the fulfillment or the Company’s waiver (on behalf of Sellers), at or prior to the Closing, of each of the following conditions:

(a) Other than the representations and warranties of Buyer contained in Section 5.01, Section 5.02 and Section 5.08, the representations and warranties of Buyer contained in this Agreement and the Ancillary Documents shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Buyer’s ability to consummate the Proposed Transaction. The representations and warranties of Buyer contained in Section 5.01, Section 5.02 and Section 5.08 shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

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(b) Buyer shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date.

(c) The Ancillary Documents shall have been executed and delivered by the parties thereto and complete copies thereof shall have been delivered to the Company.

(d) Buyer shall have delivered to Sellers the Closing Date Payment less the Escrow Funds.

(e) Buyer shall have delivered to the Escrow Agent by wire transfer of immediately available funds the Escrow Funds.

(f) Buyer shall have delivered to third parties by wire transfer of immediately available funds that amount of money due and owing from the Company to such third parties as Transaction Expenses as set forth on the Estimated Closing Statement.

(g) Buyer shall have delivered to holders of outstanding Indebtedness, if any, by wire transfer of immediately available funds that amount of money due and owing from the Company to such holder of outstanding Indebtedness as set forth on the Estimated Closing Statement.

(h) The Company shall have executed and delivered to the applicable Key Employee an Employment Agreement in the form agreed to by Buyer and such Key Employee, and each such Employment Agreement shall be in full force and effect and neither the Company nor Buyer shall have terminated, rescinded or repudiated such Employment Agreement.

(i) The Company shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 8.03(a) and Section 8.03(b) have been satisfied.

(j) Buyer shall have caused the nomination and election to the Board of the Seller Designee designated by the Company and reasonably acceptable to Buyer’s nominating committee.

(k) Buyer shall have delivered to the Sellers’ Representative, in form and substance reasonably satisfactory to the Sellers’ Representative, drafts of all resolutions, agreements, notices, applications, filings and other instruments and documents necessary or reasonably advisable to (a) authorize, approve and effect the issuance of the shares of Buyer Common Stock constituting the Stock Consideration, free and clear of all Encumbrances, and (b) authorize, reserve and set aside for issuance the Holdback Shares in accordance with this Agreement.

(l) Buyer shall have delivered to the Company such other documents or instruments as the Company reasonably requests and are reasonably necessary to consummate the Proposed Transaction.

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ARTICLE IX
INDEMNIFICATION

Section 9.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein (other than any representations or warranties contained in Section 3.22 which are subject to ARTICLE VII) shall survive the Closing and shall remain in full force and effect until the date that is fifteen (15) months from the Closing Date; provided, that the representations and warranties in Section 3.01, Section 3.02, Section 3.03, Section 4.01, Section 4.03, and Section 4.05, shall survive the applicable statute of limitations. All covenants and agreements of the parties contained herein (other than any covenants or agreements contained in ARTICLE VI which are subject to ARTICLE VII) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 9.02 Indemnification By Sellers. Subject to the other terms and conditions of this ARTICLE IX, from and after Closing, Sellers shall indemnify and defend each of Buyer and its Affiliates (including the Company) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Company pursuant to this Agreement (other than in respect of Section 3.22, it being understood that the sole remedy for any such inaccuracy in or breach thereof shall be pursuant to ARTICLE VII), as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Effective Date or the Closing Date, as the case may be (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any inaccuracy in or breach of any of the representations or warranties of any Seller contained in this Agreement or in any certificate or instrument delivered by or on behalf of any Seller pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Effective Date or the Closing Date, as the case may be (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(c) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company pursuant to this Agreement (other than any breach or non-fulfillment of any covenant, agreement or obligation in ARTICLE VII, it being understood that the sole remedy for any such breach or non-fulfillment shall be pursuant to ARTICLE VII);

(d) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by any Seller pursuant to this Agreement; or

(e) any Transaction Expenses or Indebtedness of the Company outstanding as of the Closing to the extent not deducted from the Purchase Price in the determination of the Closing Date Payment pursuant to Section 2.04(a)(i).

The obligation to provide indemnification under Section 9.02, other than in respect of Section 9.02(b), shall be joint and several, provided, however, that the obligation to provide indemnification under ARTICLE IV shall be pro rata in accordance with each Seller’s Pro Rata Share (such that the total amount of such indemnity is equal to 100% of the applicable Losses). The obligation to provide indemnification pursuant to Section 9.02(b) shall be borne solely by the Seller to whom such representation, covenant or obligation, as applicable, relates, and in no event shall the Buyer be entitled to any amount in excess of 100% of such indemnified Losses.

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Section 9.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE IX, from and after Closing, Buyer shall indemnify and defend each of the Sellers and their Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or in any certificate or instrument delivered by or on behalf of Buyer pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement (other than any breach or non-fulfillment of any covenant, agreement or obligation in ARTICLE VII, it being understood that the sole remedy for any such breach or non-fulfillment thereof shall be pursuant to ARTICLE VII).

Section 9.04 Certain Limitations. The indemnification provided for in Section 9.02 and Section 9.03 shall be subject to the following limitations:

(a) Sellers shall not be liable to the Buyer Indemnitees for indemnification under Section 9.02(a) and Section 9.02(b) until the aggregate amount of all Losses in respect of indemnification under Section 9.02(a) and Section 9.02(b) exceeds $1,500,000 (the “Basket”), in which event Sellers shall be required to pay or be liable for such Losses in excess of the Basket, and in no event shall Sellers be liable for the portion of such Losses equal to or less than the Basket. The aggregate amount of all Losses for which Sellers shall be liable pursuant to Section 9.02(a) and Section 9.02(b) shall not exceed $15,000,000 (the “Cap”).

(b) Notwithstanding the foregoing, the limitations set forth in Section 9.04(a) shall not apply to Losses (i) arising out of, with respect to or by reason of any inaccuracy in or breach of any representation or warranty, in Section 3.01, Section 3.02, Section 3.03, Section 4.01, Section 4.03, and Section 4.05, or (ii) arising as a result of Fraud, willful breach or intentional misrepresentations.

(c) For all purposes of this ARTICLE IX, (including for purposes of determining the existence of any inaccuracy in, or breach of, any representation or warranty and for calculating the amount of any Loss with respect thereto), any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

(d) Notwithstanding anything to the contrary in this Section 9.04, the limitations set forth in this Section 9.04 shall not apply in respect of any inaccuracy in or breach of Section 3.22, it being understood that the remedy for any such inaccuracy in or breach thereof shall be pursuant to ARTICLE VII.

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Section 9.05 Indemnification Procedures. The party making a claim under this ARTICLE IX is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this ARTICLE IX is referred to as the “Indemnifying Party”.

(a) Third-Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third-Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that if the Indemnifying Party is a Seller, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third-Party Claim that (x) is asserted directly by or on behalf of a Person that is a supplier or customer of the Company, or (y) seeks an injunction or other equitable relief against the Indemnified Party. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 9.05(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third-Party Claim, the Indemnified Party may, subject to Section 9.05(b), pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim. Sellers’ Representative, Sellers and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 6.06) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

(b) Settlement of Third-Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party, except as provided in this Section 9.05(b). If a firm offer is made to settle a Third-Party Claim without leading to Liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all Liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim, and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 9.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Company’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

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(d) Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event or proceeding in respect of Taxes of the Company (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.22 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking or obligation in ARTICLE VII) shall be governed exclusively by ARTICLE VII hereof.

Section 9.06 Payments; Indemnification Escrow Fund.

(a) Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this ARTICLE IX, the Indemnifying Party shall satisfy its obligations within 15 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds.

(b) Any Losses payable to a Buyer Indemnitee pursuant to this ARTICLE IX shall be satisfied: (i) from the Indemnification Escrow Fund; and (ii) to the extent the amount of Losses exceeds the amounts available to the Buyer Indemnitee in the Indemnification Escrow Fund, from Sellers, jointly and severally. If Buyer becomes entitled to any distribution of all or any portion of the Indemnification Escrow Fund pursuant to this ARTICLE IX, Buyer and Sellers shall take all actions necessary under the Escrow Agreement (including the execution and delivery of joint written instructions to the Escrow Agent) to cause the Escrow Agent to release to Buyer the amounts to be paid from the Indemnification Escrow Fund to Buyer in accordance with this Agreement.

(c) On the first Business Day following the twelve (15) month anniversary of the Closing Date if the amount then remaining in the Escrow Fund exceeds the sum of (i) the aggregate amount of all claims asserted against the Escrow Fund in accordance with this Article which have not been resolved pursuant to the terms set out herein, then the Seller Representative and the Buyer shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay and distribute any amount remaining in the Escrow Fund to the Sellers as set forth in the Escrow Agreement in accordance with their Pro Rata Shares. Upon the termination of the Indemnification Escrow Fund pursuant to the terms of the Escrow Agreement, the Escrow Agent shall pay any amounts remaining in the Indemnification Escrow Fund to Sellers as set forth in the Escrow Agreement in accordance with their Pro Rata Share.

Section 9.07 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

Section 9.08 Exclusive Remedies. Subject to and except for Section 2.04, Section 2.08, Section 6.07, and Section 11.12, the parties acknowledge and agree that from and after Closing their sole and exclusive remedy with respect to any and all claims (other than claims arising from Fraud or willful misconduct on the part of a party hereto in connection with the Proposed Transaction) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in ARTICLE VII and this ARTICLE IX. In furtherance of the foregoing, except with respect to Section 2.04, Section 6.07, and Section 11.12, each party hereby waives, from and after Closing, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in ARTICLE VII and this ARTICLE IX. Nothing in this Section 9.08 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party’s Fraud or willful misconduct.

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ARTICLE X
TERMINATION

Section 10.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Sellers’ Representative and Buyer;

(b) by either the Sellers’ Representative or Buyer, upon written notice to the other party, if the Proposed Transaction has not been consummated on or before October 15, 2026 (the “Drop Dead Date”), subject to an automatic one time fifteen (15) day extension upon the Buyer’s filing of a registration statement on Form S-1 prior to the Drop Dead Date; provided, however, that the right to terminate this Agreement pursuant to this Section 10.01(b) shall not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of, or primarily resulted in, the failure of the Proposed Transaction to be consummated on or before the Drop Dead Date or any extension thereof;

(c) by Buyer by written notice to the Sellers’ Representative if Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Sellers’ Representative or Sellers pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VIII and such breach, inaccuracy or failure has not been cured by the Sellers’ Representative or Sellers within ten days of the Sellers’ Representative’s or Sellers’ receipt of written notice of such breach from Buyer;

(d) by the Sellers’ Representative by written notice to Buyer if the Company and Sellers are not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VIII and such breach, inaccuracy or failure has not been cured by Buyer within ten days of Buyer’s receipt of written notice of such breach from the Sellers’ Representative; or

(e) by Buyer or the Sellers’ Representative if (i) there shall be any Law that makes consummation of the Proposed Transaction illegal or otherwise prohibited; or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the Proposed Transaction, and such Governmental Order shall have become final and non-appealable.

Section 10.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) that the obligations set forth in this ARTICLE X and ARTICLE XI hereof shall survive termination;

(b) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof;

(c) the Voting Agreement, dated August 7, 2026, by and between the Company and the Sellers shall automatically terminate and be of further force and effect; and

(d) Buyer shall, and shall cause its Affiliates and its and their respective Representatives to, promptly (and in any event within five (5) Business Days following such termination) either (a) return to Sellers, the Sellers’ Representative, or their respective Representatives, as applicable, or (b) destroy, all documents, materials and other information (including all copies, extracts, summaries, analyses, compilations, reports and other materials derived therefrom) that were furnished or made available to Buyer or any of its Affiliates or Representatives by or on behalf of Sellers, the Sellers’ Representative or any of their respective Representatives in connection with the transactions contemplated hereby, whether such information is in written, electronic or other form. Upon the request of the Sellers’ Representative, Buyer shall deliver to the Sellers’ Representative, within five (5) Business Days following such request, a written certification executed by an authorized officer of Buyer certifying that all such materials have been returned or destroyed in accordance with this Section and that Buyer has directed its Affiliates and Representatives to do the same. Notwithstanding the foregoing, Buyer and its Representatives may retain copies of such materials solely to the extent required by applicable Law, regulation, bona fide document retention policies, or for evidentiary purposes; provided, that any retained materials shall remain subject to the confidentiality obligations applicable thereto and shall not be used for any purpose other than as required by applicable Law or the defense or pursuit of legal claims.

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ARTICLE XI
MISCELLANEOUS

Section 11.01 Sellers’ Representative.

(a) Each Seller irrevocably authorizes and appoints Sellers’ Representative as such Person’s representative and attorney-in-fact to act on behalf of such Person with respect to this Agreement and any Ancillary Document and to take any and all actions and make any decisions required or permitted to be taken by Sellers’ Representative pursuant to this Agreement or any Ancillary Document, including the exercise of the power to:

(i) give and receive notices and communications;

(ii) authorize delivery to Buyer of cash from the Purchase Price Adjustment Escrow Fund (or, if necessary, the Indemnification Escrow Fund) in satisfaction of any amounts owed to Buyer pursuant to Section 2.04 or from the Indemnification Escrow Fund in satisfaction of claims for indemnification made by Buyer pursuant to ARTICLE VII and ARTICLE IX;

(iii) agree to, negotiate, enter into settlements and compromises of, and comply with orders or otherwise handle any other matters described in Section 2.04;

(iv) agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to claims for indemnification made by Buyer pursuant to ARTICLE VII and ARTICLE IX;

(v) litigate, arbitrate, resolve, settle or compromise any claim for indemnification pursuant to ARTICLE VII and ARTICLE IX;

(vi) execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and any Ancillary Document;

(vii) make all elections or decisions contemplated by this Agreement and any Ancillary Document;

(viii) engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist Sellers’ Representative in complying with its duties and obligations; and

(ix) take all actions necessary or appropriate in the good faith judgment of Sellers’ Representative for the accomplishment of the foregoing.

Buyer shall be entitled to deal exclusively with Sellers’ Representative on all matters relating to this Agreement (including ARTICLE IX) and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Seller by Sellers’ Representative, and on any other action taken or purported to be taken on behalf of any Seller by Sellers’ Representative, as being fully binding upon such Person. Notices or communications to or from Sellers’ Representative shall constitute notice to or from each of the Sellers. Any decision or action by Sellers’ Representative hereunder, including any agreement between Sellers’ Representative and Buyer relating to the defense, payment or settlement of any claims for indemnification hereunder, shall constitute a decision or action of all Sellers and shall be final, binding and conclusive upon each such Person. No Seller shall have the right to object to, dissent from, protest or otherwise contest the same. The provisions of this Section, including the power of attorney granted hereby, are independent and severable, are irrevocable and coupled with an interest and shall not be terminated by any act of any one or more Sellers, or by operation of Law.

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(b) The Sellers’ Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of a majority in interest of the Sellers according to each Sellers’ Pro Rata Share (the “Majority Sellers”); provided, however, in no event shall Sellers’ Representative resign or be removed without the Majority Sellers having first appointed a new Sellers’ Representative who shall assume such duties immediately upon the resignation or removal of Sellers’ Representative. In the event of the death, incapacity, resignation or removal of Sellers’ Representative, a new Sellers’ Representative shall be appointed by the vote or written consent of the Majority Sellers. Notice of such vote or a copy of the written consent appointing such new Sellers’ Representative shall be sent to Buyer, such appointment to be effective upon the later of the date indicated in such consent or the date such notice is received by Buyer; provided, that until such notice is received, Buyer shall be entitled to rely on the decisions and actions of the prior Sellers’ Representative as described in Section 11.01(a) above.

(c) The Sellers’ Representative shall not be liable to the Sellers for actions taken pursuant to this Agreement or any Ancillary Document, except to the extent such actions shall have been determined by a court of competent jurisdiction to have constituted gross negligence or involved fraud, intentional misconduct or bad faith (it being understood that any act done or omitted pursuant to the advice of counsel, accountants and other professionals and experts retained by Sellers’ Representative shall be conclusive evidence of good faith). Sellers shall severally and not jointly (in accordance with their Pro Rata Shares), indemnify and hold harmless Sellers’ Representative from and against, compensate it for, reimburse it for and pay any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with its activities as Sellers’ Representative under this Agreement and any Ancillary Document (the “Representative Losses”), in each case as such Representative Loss is suffered or incurred; provided, that in the event it is finally adjudicated that a Representative Loss or any portion thereof was primarily caused by the gross negligence, fraud, intentional misconduct or bad faith of Sellers’ Representative, Sellers’ Representative shall reimburse Sellers the amount of such indemnified Representative Loss attributable to such gross negligence, fraud, intentional misconduct or bad faith.

Section 11.02 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Proposed Transaction incurred by Buyer shall be paid by Buyer and those incurred by the Company or Sellers shall be paid by Sellers, whether or not the Closing shall have occurred. Notwithstanding anything to the contrary herein, if this Agreement is terminated, Buyer shall reimburse Sellers, within five (5) Business Days of the termination date, up to $200,000 of reasonable and documented expenses, which are costs related to the incremental audit required to be conducted by Buyer in connection with the Proposed Transaction.

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Section 11.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.03):

If to the Company or Sellers (prior to Closing):	TFL, LLC [***] E-mail: [***] Attention: Dan Rouen

with a copy to:	Lewis Brisbois Bisgaard and Smith [***] E-mail: [***] Attention: Casey Davis

If to Buyer:	Kustom Entertainment, Inc. [***] E-mail: Stanton E. Ross Attention: [***]

with a copy to:	Sullivan & Worcester LLP [***] E-mail: [***] Attention: Joseph E. Segilia

If to Sellers’ Representative or Sellers (after Closing):	Dan Rouen [***] E-mail: [***] Attention: Dan Rouen

with a copy to:	Gabbard Legal, APC [***] E-mail: [***] Attention: Christopher J. Gabbard

Section 11.04 Interpretation. For purposes of this Agreement, unless otherwise expressly provided, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole; and (d) references herein: (i) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 11.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 11.06 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 6.07(e), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Proposed Transaction be consummated as originally contemplated to the greatest extent possible.

Section 11.07 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

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Section 11.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 11.09 No Third-party Beneficiaries. Except as provided in ARTICLE IX, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 11.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 11.11 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas without giving effect to any choice or conflict of law provision or rule (whether of the State of Kansas or any other jurisdiction).

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE PROPOSED TRANSACTION OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF KANSAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE PROPOSED TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 11.11(c).

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Section 11.12 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 11.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(a) Waiver; Attorney-Client Privilege. Lewis Brisbois Bisgaard & Smith LLP and Gabbard Legal, APC (the “Seller Group Law Firm”) have each acted as counsel to (i) the Company and (ii) the Sellers and their Affiliates (collectively, the “Seller Group”), in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Buyer agrees, and shall cause the Company to agree, that, following consummation of the transactions contemplated hereby, such representation and any prior representation of the Company by the Seller Group Law Firm shall not preclude Seller Group Law Firm from serving as counsel to the Seller Group or any director, member, shareholder, partner, officer or employee of the Seller Group, in connection with any litigation, claim or obligation arising out of or relating to this Agreement or the transactions contemplated hereby.

(b) Buyer shall not, and shall cause the Company not to, seek or have Seller Group Law Firm disqualified from any such representation based on the prior representation of the Company by Seller Group Law Firm. Each of the parties hereby consents thereto and waives any conflict of interest in connection with such representation arising from such prior representation, and each of the parties shall cause any of its Affiliates to consent to waive any conflict of interest arising from such representation. Each party acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the parties have consulted with counsel or have been advised they should do so in connection herewith. The covenants, consent and waiver contained in this Section 11.13(b) shall not be deemed exclusive of any other rights to which Seller Group Law Firm is entitled whether pursuant to Law, consent or otherwise.

(c) All communications between the Seller Group or the Company, on the one hand, and Seller Group Law Firm, on the other hand, relating to the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (the “Privileged Communications”) shall be deemed to be attorney-client privileged and the expectation of client confidence relating thereto shall belong solely to the Seller Group and shall not pass to or be claimed by Buyer or the Company. Accordingly, Buyer and the Company shall not have access to any Privileged Communications or to the files of Seller Group Law Firm relating to such engagement from and after Closing and may not use or rely on any Privileged Communications in any claim, dispute, action, suit or proceeding against or involving any of the Seller Group. Without limiting the generality of the foregoing, from and after the Closing, (i) the Seller Group (and not Buyer or the Company) shall be the sole holders of the attorney-client privilege with respect to such engagement, and none of Buyer or the Company shall be a holder thereof, (ii) to the extent that files of Seller Group Law Firm in respect of such engagement constitute property of the client, only the Seller Group (and not Buyer nor the Company) shall hold such property rights, and (iii) Seller Group Law Firm shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to Buyer or the Company by reason of any attorney-client relationship between Seller Group Law Firm and the Company or otherwise. Notwithstanding the foregoing, in the event that a dispute arises between Buyer or its Affiliates (including the Company), on the one hand, and a third party other than any of the Seller Group, on the other hand, Buyer and its Affiliates (including the Company) may assert the attorney-client privilege to prevent disclosure of confidential communications to such third party; provided, however, that neither Buyer nor any of its Affiliates (including the Company) may waive such privilege without the prior written consent of the Seller Group, which consent shall not be unreasonably withheld, conditioned or delayed. No member of the Seller Group may waive such privilege without the prior written consent of Buyer, which consents shall not be unreasonably withheld, conditioned or delayed. In the event that Buyer or any of its Affiliates (including the Company) is legally required by governmental order or otherwise legally required or requested to access or obtain a copy of all or a portion of the Privileged Communications, to the extent permitted by applicable Law, Buyer shall notify the Sellers’ Representative as promptly as practicable in writing so that Sellers can seek a protective order, at the Sellers’ sole cost and expense. Notwithstanding anything to the contrary herein, Privileged Communications shall not include, and Buyer and the Company shall retain all rights with respect to, any communications, files, books, records, or other materials of the Company relating to the ordinary course operation of the Company or its business, including communications or materials relating to employment, employee benefits, Tax, environmental, regulatory, compliance, customer, supplier, litigation, intellectual property, government contract, or other operational matters, except to the extent such communications or materials relate primarily to the negotiation, preparation, execution, or delivery of this Agreement or the consummation of the transactions contemplated hereby. Nothing in this Section 11.13(c) shall restrict Buyer or the Company from using or relying upon any non-privileged facts, documents, books, records, or information, whether or not such facts, documents, books, records, or information are referenced in any Privileged Communications. Nothing in this Section 11.13(c) shall limit, impair, or otherwise affect any rights or remedies of any Buyer Indemnified Party under ARTICLE IX or any right of Buyer or the Company to assert that any communication or material is not privileged, is not a Privileged Communication, or is subject to any exception to the attorney-client privilege or work-product protection.

(d) This Section 11.13 is intended for the benefit of, and shall be enforceable by, Seller Group Law Firm. This Section shall be irrevocable, and no term of this Section may be amended, waived or modified, without the prior written consent of the Seller Group Law Firm.

[signature page follows]

61

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

COMPANY: TFL, LLC

By:	/s/ Daniel Rouen
Daniel Rouen, CEO

SELLERS: THE ROUEN TRUST DATED OCTOBER 5, 2010

By:	/s/ Daniel Rouen
Name:	Daniel Rouen
Title:	Trustee

By:	/s/ Shefali Rouen
Name:	Shefali Rouen
Title:	Trustee

DANIEL P. ROUEN IRREVOCABLE TRUST DATED DECEMBER 16, 2024

By:	/s/ Daniel Rouen
Name:	Daniel Rouen
Title:	Trustee

THE SHEFALI S. ROUEN IRREVOCABLE TRUST DATED NOVEMBER 17, 2023

By:	/s/ Shefali Rouen
Name:	Shefali Rouen
Title:	Trustee

JEFFREY FROMM IRREVOCABLE TRUST DATED DECEMBER 26, 2012

By:	/s/ Rhonda Fromm
Name:	Rhonda Fromm
Title:	Trustee

/s/ William M. Fromm
William M. Fromm

SELLERS’ REPRESENTATIVE:

/s/ Dan Rouen
Dan Rouen

BUYER: KUSTOM ENTERTAINMENT, INC.

By	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chief Executive Officer

[Signature Page – Unit Purchase Agreement – KUST_TFL]

APPENDIX B

August 31, 2026

Board of Directors

Kustom Entertainment, Inc.

6366 College Blvd.

Overland Park, KS 66211

Re: TFL, LLC | Fairness Opinion

Members of the Board of Directors:

Roth Capital Partners, LLC (“Roth,” “us” or “we”) understands that Kustom Entertainment, Inc., a Nevada corporation (the “Company,” “Buyer” or “KUST”), intends to enter into a Unit Purchase Agreement (the “Purchase Agreement”) with TFL, LLC, a Kansas limited liability company (“TFL” or the “Target”), the four family trusts and William M. Fromm named therein (collectively, the “Sellers”) and Daniel P. Rouen, as Sellers’ Representative, pursuant to which the Company will purchase all of the issued and outstanding limited liability company units of TFL (the “Transaction”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

Pursuant to Section 2.02 of the Purchase Agreement, the Company will pay to the Sellers cash consideration of $89,600,000, subject to adjustment (the “Cash Consideration”), and stock consideration of $22,400,000, payable in restricted shares of KUST common stock (the “Stock Consideration”), together a stated purchase price of $112,000,000, of which 80% is payable in cash and 20% in shares. Of the Stock Consideration, $11,200,000 constitutes the Holdback under Section 2.08(a), which is earned by reference to Adjusted EBITDA for the Calculation Period measured against the Target EBITDA threshold. The number of shares comprising the Stock Consideration will be determined by reference to the Buyer Closing Price, being the average daily volume weighted average price of KUST common stock on The Nasdaq Stock Market over the ten consecutive trading days ending on the trading day immediately prior to the Closing Date, without collar or floor. In addition, the Company is responsible for the Indebtedness of TFL at Closing up to the $35,000,000 Closing Net Debt Cap, only Indebtedness in excess of that Cap, net of cash and cash equivalents, constituting Closing Net Debt and reducing the Cash Consideration under Section 2.04(a); and the Company is responsible for the gross-up payable in respect of the election under Section 338(h)(10) of the Internal Revenue Code, which is capped at $845,000 pursuant to Section 7.07(e). There is no working capital adjustment.

Taken together, the consideration payable by the Company for TFL pursuant to the Purchase Agreement therefore aggregates $147,845,000, comprising the $89,600,000 Cash Consideration, the $22,400,000 Stock Consideration, the $35,000,000 Closing Net Debt Cap for which the Company is responsible and the $845,000 Section 338(h)(10) gross-up at its cap. That aggregate amount is referred to herein as the “Transaction Consideration.” The Transaction Consideration comprises only amounts payable in respect of the acquisition of TFL and does not include, and this opinion does not address, Transaction Expenses or any other cost or expense of the Company in connection with the Transaction.

You have asked us to render an opinion, as of the date hereof, as to whether the Transaction Consideration payable by the Company pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.

For purposes of the opinion set forth herein, we have, among other things:

(i) reviewed the Unit Purchase Agreement (Sellers Draft) dated August 29, 2026 and the prior draft dated August 28, 2026, together with the Schedules and Exhibits thereto made available to us;

(ii) reviewed the Term Sheet between the Company and TFL dated June 19, 2026;

(iii) reviewed the draft audited financial statements of TFL for the years ended December 31, 2025 and December 31, 2024, and the internal balance sheets and statements of profit and loss of TFL as of June 30, 2026 and July 31, 2026;

(iv) reviewed the Adjusted EBITDA schedule of TFL dated August 27, 2026 furnished to us by management of TFL, including the reconciliation of net income to Adjusted EBITDA for the years ending December 31, 2026, 2027 and 2028 and the monthly detail for the Calculation Period;

(v) reviewed the standalone financial forecast of the Company provided to us on May 18, 2026 on a continuing-operations basis and reconfirmed to us by management of the Company on August 29, 2026;

(vi) conducted discussions with members of senior management of the Company and of TFL concerning the businesses, operations, historical financial results, forecasts and prospects of TFL and of the Company, and concerning the anticipated benefits of the Transaction to the Company;

(vii) reviewed publicly available business and financial information relating to the Company, including its reports and registration statements filed with the Securities and Exchange Commission (the “SEC”) prior to the date hereof, and publicly available information relating to TFL and its industry;

(viii) reviewed and compared certain publicly available market valuation, trading and estimate data for certain publicly traded companies in the live event ticketing and entertainment sector that we deemed relevant;

(ix) reviewed and analyzed the financial terms, to the extent publicly available, of certain precedent transactions in the live event ticketing and entertainment sector that we deemed relevant;

(x) performed a discounted cash flow analysis of TFL, applying both an EBITDA exit multiple terminal value and a perpetuity growth terminal value, over a range of discount rates, exit multiples and perpetuity growth rates, based on forecasts of TFL furnished to us by management; and

(xi) performed such other financial studies, analyses and investigations, and considered such other factors, as we deemed necessary or appropriate in our sole discretion for the purpose of reviewing the proposed Transaction and rendering the opinion set forth herein.

B-1

In conducting our review and arriving at our opinion, with your consent, we have not independently investigated or verified any of the foregoing information, or any information or data obtained by us from public sources, and we have assumed and relied upon such information being accurate and complete in all material respects. We have further relied upon the verbal and written assurances of senior management of the Company and of TFL that such information was accurate and complete in all material respects when furnished to us and that they are not aware of any facts or circumstances that would make or render any of such information inaccurate, incomplete or misleading in any material respect. With respect to the forecasts of TFL and of the Company furnished to us, including the Adjusted EBITDA schedule of TFL dated August 27, 2026, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management responsible for preparing them as to future financial performance. We have not been engaged to assess, and have not assessed, the achievability of any forecast or the assumptions on which it was based, and we express no view as to any such forecast or assumption. We note that the Adjusted EBITDA schedule of TFL is presented on a basis that does not tie to the draft audited financial statements of TFL referred to above, and that no projected balance sheet or projected statement of cash flows of TFL was furnished to us; accordingly, and with your consent, working capital and capital expenditure assumptions used in our discounted cash flow analysis are provided by management. We have also assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business or prospects of TFL or of the Company since the date of the most recent financial statements and other information made available to us.

In addition, we have not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities (fixed, contingent, accrued, derivative, off-balance-sheet or otherwise) of TFL or of the Company, including any pending or threatened litigation, regulatory action or administrative investigation, nor have we been furnished with any such valuation or appraisal, and our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties, assets or facilities of TFL or of the Company. We did not evaluate the solvency or creditworthiness of TFL or of the Company under any applicable law relating to bankruptcy, insolvency, fraudulent transfer or similar matters, and we express no opinion regarding the liquidation value of any entity. With your consent, we have relied upon the fact that the Board of Directors of the Company (the “Board”) and the Company have been advised by counsel and by their accounting and tax advisers as to all legal, accounting, tax and regulatory matters with respect to the Transaction, including whether all corporate action and procedures required by law to be taken in connection with the Transaction have been duly, validly and timely taken.

We also have assumed, with your consent, that the Transaction will be consummated substantially in accordance with the terms of the Purchase Agreement, without waiver, amendment or modification of any material term, and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, the rules and listing requirements of The Nasdaq Stock Market and all other applicable federal, state and local statutes, rules, regulations and ordinances; that the representations and warranties of each party contained in the Purchase Agreement are true and correct; that each party will perform on a timely basis all covenants and agreements required to be performed by it; and that all conditions to the consummation of the Transaction will be satisfied without waiver thereof. We have further assumed that the final Purchase Agreement, when signed by all relevant parties, will conform in all material respects to the draft dated August 29, 2026 reviewed by us. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Purchase Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed, and no waiver made, that would have an adverse effect on the Company, TFL or the contemplated benefits of the Transaction.

At your direction, and for purposes of our analyses and this opinion, we have additionally assumed that: (a) the Target EBITDA threshold applicable to the Holdback under Section 2.08(a), which is stated as $[●] in the draft Purchase Agreement reviewed by us, will be documented as $20,870,747, as confirmed to us by management of the Company; (b) the gross-up payable pursuant to Section 7.07(e) in respect of the Section 338(h)(10) election will be payable at its cap of $845,000; (c) the Closing Net Debt Cap will be $35,000,000 and the indebtedness of TFL outstanding at Closing will be repaid in full at Closing; (d) the public offering of securities of the Company, the consummation of which is a condition to the obligations of all parties under Section 8.01 of the Purchase Agreement (the “Offering”), will be consummated on terms sufficient to fund the cash requirements of the Company at Closing; and (e) the Company will obtain the approval of its stockholders to increase its authorized share capital, and will reserve a sufficient number of shares, as contemplated by Section 8.01. We express no view as to whether any of the foregoing assumptions will prove correct, and to the extent that any of them, or any of the facts on which this opinion is based, proves to be untrue in any material respect, this opinion cannot and should not be relied upon.

B-2

Our opinion addresses only the fairness, as of the date hereof, from a financial point of view, to the Company of the Transaction Consideration payable by the Company pursuant to the Purchase Agreement, and our opinion does not in any manner address any other aspect or implication of the Transaction or of any other agreement, arrangement or understanding entered into in connection with the Purchase Agreement or otherwise. Without limiting the generality of the foregoing, our opinion does not address: the Offering, including its size, timing, pricing, structure or other terms, the underwriting or other compensation payable in connection with it, or its dilutive effect on the existing stockholders of the Company; the allocation of the Transaction Consideration as between the Cash Consideration and the Stock Consideration, or the form of consideration; whether the Holdback will be earned in whole or in part, or the appropriateness of the Target EBITDA threshold or of any adjustment reflected in the Adjusted EBITDA of TFL; the fairness of the amount or nature of any compensation payable to any officer, director, employee or unitholder of the Company or of TFL, or any class of such persons, including the change-in-control bonus, the employment agreements and the restrictive covenants contemplated in connection with the Transaction, whether relative to the Transaction Consideration or otherwise; or the tax treatment of the Transaction, including the Section 338(h)(10) election. Our opinion also does not address the relative merits of the Transaction as compared to any alternative business strategies or transactions that might exist for the Company, the underlying business decision of the Company to proceed with the Transaction, or the effects of any other transaction in which the Company might engage. Our opinion likewise does not address Transaction Expenses or any other fees, costs or expenses of the Company in connection with the Transaction, the aggregate amount of capital required to be funded by the Company at Closing, the sources of that capital, or the ability of the Company to obtain it.

The issuance of this opinion was approved by an authorized internal fairness committee of Roth in accordance with our customary practice. Our opinion is necessarily based on economic, monetary, market, financial and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We express no opinion as to the underlying valuation, future performance or long- term viability of the Company, of TFL or of the combined company following the Transaction. Further, we express no opinion as to the actual value of the shares comprising the Stock Consideration, or the prices at which shares of common stock of the Company will trade at any time before or after the announcement of the Transaction or during the period between its announcement and Closing. It should be understood that, although subsequent developments or events may affect various assumptions used by us in preparing this opinion, we do not have any obligation to update, revise or reaffirm this opinion based on such developments, events or otherwise, and we expressly disclaim any responsibility to do so. Our opinion does not address any legal, regulatory, tax or accounting matters. This opinion is not a recommendation to the Board as to how it should vote or act with respect to any matter relating to the Transaction or whether to proceed with the Transaction, and does not indicate that the Transaction Consideration is the best price attainable under the circumstances.

We note that, in connection with performing and rendering our services to the Company, we were not authorized to and did not solicit any expressions of interest from any other party with respect to any acquisition of, or other transaction involving, TFL, nor were we authorized to and did not solicit any expressions of interest with respect to any alternative transaction involving the Company.

We have been engaged by the Company to act as its exclusive financial advisor in connection with the Transaction and to render this opinion to the Board, pursuant to an engagement letter between the Company and Roth dated August 28, 2026 (the “Engagement Letter”). We will receive a fee of $400,000 from the Company for rendering this opinion, together with an additional $50,000 upon the delivery of each formal affirmation of this opinion if and as requested by the Company, in each case due and payable in cash at the time of delivery to the Board. Under the Engagement Letter that fee is payable whether or not we determine that the consideration to be paid by the Company in the Transaction is fair from a financial point of view, and accordingly no portion of it is contingent upon the conclusions reached in this opinion or upon consummation of the Transaction. In addition, and pursuant to the Engagement Letter, we will receive a cash advisory fee equal to 1.25% of the Aggregate Consideration for the Transaction, but in no event less than $750,000, payable at the time of and as a condition to the closing of the Transaction and therefore contingent upon its consummation, reduced by a credit equal to the $400,000 opinion fee if and to the extent that fee has been paid to us. Based on the aggregate consideration of $147,845,000 reflected in our analyses, we currently estimate that advisory fee at approximately $1,848,000 before that credit and approximately $1,448,000 after it. Regardless of whether the Transaction is consummated, the Company has agreed to reimburse us for our reasonable, documented out-of-pocket expenses incurred in connection with our services, including the fees and disbursements of our legal counsel, in an aggregate amount not to exceed $50,000 without the Company’s prior written consent, and has agreed to indemnify us and our affiliates for certain losses, claims, damages and liabilities, including liabilities under applicable federal and state securities laws, arising out of our engagement and the performance of our services thereunder.

B-3

We further advise the Board that consummation of the Offering is a condition to the obligations of all parties under Section 8.01 of the Purchase Agreement. Roth is not engaged by the Company with respect to the Offering as of the date hereof; the Engagement Letter relates solely to the Transaction, and no underwriting agreement, placement agency agreement or other engagement with respect to the Offering has been entered into. Roth does, however, expect to be involved in the Offering, in a capacity and on terms to be determined and documented separately. If Roth is so engaged and the Offering is completed, the compensation payable to Roth in connection with the Offering could be substantial, could be substantially greater in amount than the fees described in the preceding paragraph, and would be contingent upon completion of the Offering. Roth therefore has a prospective financial interest in the completion of the Offering and, because the Offering is a condition to Closing, in the consummation of the Transaction, and the Board should take that expected involvement and the related potential compensation into account in its consideration of this opinion. As stated above, this opinion does not address the Offering, including its size, timing, pricing, structure or other terms, any underwriting or other compensation payable in connection with it, or its dilutive effect on the existing stockholders of the Company. Except as described in this and the preceding paragraph, we have not had a material relationship with, nor have we otherwise received any fees from, the Company, TFL, the Sellers or their respective affiliates during the two years prior to the date hereof.

Roth, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and of the other parties to the Transaction, and, accordingly, may at any time hold a long or a short position in such securities. We and our affiliates may in the future provide investment banking and other financial services to the Company, TFL and their respective affiliates, for which we and our affiliates would expect to receive compensation.

Consistent with applicable legal and regulatory requirements, Roth has adopted policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Roth’s research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, TFL or the Transaction that differ from the views of Roth’s investment banking personnel.

It is understood that this letter has been prepared solely for the information of the Board in connection with its evaluation of the Transaction and does not constitute a recommendation to any stockholder of the Company. This opinion does not address any aspect of the Board’s recommendation to the stockholders of the Company, nor does it constitute a recommendation to any stockholder with respect to any matter relating to the Transaction or any other matter, including how any stockholder should vote on any proposal seeking approval of the Transaction, of the Offering or of any increase in the authorized share capital of the Company. Subject to the terms of the Engagement Letter, this opinion may not be relied upon by any other person, or used for any other purpose, and may not be reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent; provided that the Company may include the text of this letter, and a description hereof, in any proxy statement, registration statement, information statement or other communication filed by the Company with the SEC in connection with the Transaction or the Offering, provided that (a) if this letter is included in such materials, it will be reproduced therein only in its entirety, and (b) the content and context of any such inclusion or description, including any reference to Roth, the engagement of Roth, the services provided by Roth or this letter, shall be subject to Roth’s prior review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. The furnishing of this opinion does not constitute an admission that Roth is an “expert” within the meaning of the Securities Act and the rules and regulations promulgated thereunder, nor does it constitute an admission that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

On the basis of and subject to the foregoing, and such other factors as we deemed relevant, we are of the opinion, as of the date hereof, that the Transaction Consideration payable by the Company pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

ROTH CAPITAL PARTNERS, LLC

B-4

APPENDIX C

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Kustom Entertainment, Inc.

Entity or Nevada Business Identification Number (NVID): E24040872022-8

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

C-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article XI is amended and restated as set forth on Exhibit A.

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________
Signature of Officer or Authorized Signer

Title ______

X ______________________
Signature of Officer or Authorized Signer

Title ______

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

C-2

EXHIBIT A

Additional Articles of Incorporation

of Kustom Entertainment, Inc.

ARTICLE XI

Authorized Shares: The aggregate number of shares of capital stock that the corporation will have authority to issue is one billion and two hundred million (1,200,000,000) shares, of which one billion (1,000,000,000) shares shall be designated common stock, par value $0.001 per share (the "Common Stock") and two hundred million (200,000,000) shall be designated preferred stock, par value $0.001 per share (the "Preferred Stock"). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this corporation, after the amount of the subscription price has been paid, shall never be assessable, or assessed to pay debts of this corporation. The Preferred Stock shall be blank check preferred stock.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including, but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of the shares of that series, but not below the number of shares of that series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolution originally fixing the number of shares of that series.

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APPENDIX D

2026 Plan

Kustom Entertainment, Inc.

2026 Stock Option and Restricted Stock Plan

1. Purposes.

(a) Background. This 2026 Stock Option and Restricted Stock Plan was adopted on September 8, 2026, by the Board of Directors, subject to the approval of the Company’s stockholders. Options granted under the Plan prior to the stockholders’ approval will be effective upon approval of the stockholders as of their respective dates of grant.

(b) Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates.

(c) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

(c) “Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f) “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the shares of the Company’s common stock par value $0.001 and other rights with respect to such shares.

(h) “Company” means Kustom Entertainment, Inc., a Nevada corporation.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee or Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

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(j) “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k) “Director” means a member of the Board of the Company.

(l) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m) “Dollars” or “$” means United States dollars.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Global Market, the Nasdaq Capital Market or the Nasdaq OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r) “Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(s) “Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

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(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(y) “Plan” means this Kustom Entertainment, Inc. 2026 Stock Option and Restricted Stock Plan.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that, the Board shall not amend the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

(iv) To reprice any Options granted under the Plan by lowering the exercise price of an Option after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a repricing under generally accepted accounting principles.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

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(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii) Committee Composition. A Committee shall consist solely of two (2) or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4. Stock Subject to the Plan.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate 20,000,000 shares of Common Stock.

(b) Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(c) Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

(d) Evergreen Provision. The maximum number of Shares authorized for issuance under Section 5(a) as Awards other than Incentive Stock Options shall automatically increase on January 1st of each year for a period of ten (10) years, commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to five percent (5%) of the total number of shares of Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, prior to the first day of any calendar year, the Board or the Committee may in its discretion determine that there shall be no increase in the Shares available for issuance for such calendar year or that the increase shall be a lesser number of Shares than otherwise provided.

5. Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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6. Option Provisions.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a) Provisions Applicable to All Options.

(i) Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid as follows: (a) in cash or by certified or official bank check, payable to the order of the Company, in the amount (the “Purchase Price”) equal to the exercise price of the Option multiplied by the number of shares plus payment of all taxes applicable upon such exercise; (b) with shares owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (c) by surrendering to the Company the right to acquire a number of shares having an aggregate value such that the amount by which the Fair Market Value of such shares exceeds the aggregate exercise price is equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (d) any combination of the foregoing; or (e) a manner acceptable to the Board.

(ii) Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

(iii) Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(iv) Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve months after the date of such Disability or death. All such vested Options not exercised within such twelve-month period shall terminate.

(v) Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

(b) Provisions Applicable to Incentive Stock Options.

(i) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(ii) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

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(iii) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iv) Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(c) Provisions Applicable to Nonqualified Stock Options.

(i) Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(ii) Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7. Provisions of Awards Other than Options.

(a) Restricted Stock Awards. Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii) Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.

(iii) Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.

(iv) Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

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(b) Grant of Stock Appreciation Rights. Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee or Director selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8. Availability of Stock.

Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10. Miscellaneous.

(a) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

(b) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(c) Stockholder Rights.

(i) Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

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(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

(f) Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(g) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

11. Adjustments Upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

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12. Amendment of the Plan and Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e) Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

D-9

14. Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. Choice of Law.

The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

(The Plan was adopted by the Board of Directors on September 8, 2026).

D-10

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

reformat (global).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81828-Z91604 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

KUSTOM ENTERTAINMENT, INC.

The Board of Directors recommends that you vote as follows: "FOR" Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, Proposal 8, Proposal 9 and Proposal 10, and "3 Years" on Proposal 11.

For All	Withhold All	For All Except
▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of the Directors of the Company:

NOMINEES

01) Stanton E. Ross
02) Charles M. Anderson
03) Leroy C. Richie
04) D. Duke Daughtery

	1 Year	2 Year	3 Year	4 Year
11. To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation.	▢	▢	▢	▢

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting.

NOTE: Please sign exactly as name appears below. When shares are held by joint owners both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V81829-Z91604

KUSTOM ENTERTAINMENT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON,
MONDAY, OCTOBER 5, 2026

The undersigned hereby appoints **Stanton E. Ross and Thomas Heckman** as the true and lawful attorn, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of **Kustom Entertainment, Inc.** held of record by the undersigned on August 7, 2026, at the Annual Meeting of Stockholders to be held at the corporate facility located at 1475 N. Winchester St, Olathe, Kansas 66061, on Monday, October 5, 2026 at 1:00 p.m. CT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting.

(Continued and to be dated and signed on reverse side)